SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  May 10, 1999

         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1)

                    Structured Asset Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                   333-68513-04              74-2440850
---------------------------         ------------          ------------------
State or Other Jurisdiction         (Commission            (I.R.S. Employer
     Of Incorporation)              File Number)          Identification No.)


  200 Vesey Street
 New York, New York                                             10285
---------------------                                         -----------
(Address of Principal                                         (Zip Code)
 Executive Offices)



         Registrant's telephone number, including area code:  (212) 526-5594

                                   No Change
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $581,483,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2 and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1 on May 10, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated May 5, 1999 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 1999, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer and The First National Bank of Chicago, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2, Class B, Class X and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $581,013,814 as of April 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

     1.1  Terms  Agreement,   dated  May  5,  1999,  between  Structured  Asset
          Securities Corporation and Lehman Brothers Inc.

     4.1 Trust Agreement, dated as of April 1, 1999, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Servicing Agreement, dated as of April 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

     99.3*Flow  Servicing  Agreement,  dated as of September  1, 1997,  between
          Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

     99.4 Special Servicing Agreement, dated as of April 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STRUCTURED ASSET SECURITIES
                                                 CORPORATION



                                           By:  /s/Stanley Labanowski
                                                ------------------------------
                                                Name:  Stanley Labanowski
                                                Title:   Vice President

Dated:  May 21, 1999

                                 EXHIBIT INDEX

Exhibit No.                       Description                          Page No.
-----------                       ------------                         --------

1.1 Terms Agreement, dated May 5, 1999, between Structured Asset Securities Corporation and Lehman Brothers Inc.

4.1 Trust Agreement, dated as of April 1, 1999, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as
               Master   Servicer  and  The  First  National  Bank  of
               Chicago, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of April 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

99.3* Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

99.4 Special Servicing Agreement, dated as of April 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.


--------
     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).

     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).




                                                        EXHIBIT 1.1

                    STRUCTURED ASSET SECURITIES CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-SP1


                                TERMS AGREEMENT
                                ---------------



                                                         Dated:  May 5, 1999

To: Structured Asset Securities Corporation, as Depositor under the Trust Agreement dated as of April 1, 1999 (the "Trust Agreement").

Re: Underwriting Agreement Standard Terms dated as of April 16, 1996 (the "Standard Terms," and together with this Terms Agreement, the "Agreement").

Series Designation: Series 1999-SP1.

Terms of the Series 1999-SP1 Certificates: Structured Asset Securities Corporation, Series 1999-SP1 Mortgage Pass-Through Certificates, Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2, Class B, Class X and Class R (the "Certificates") will evidence, in the aggregate, the entire beneficial ownership interest in a trust fund (the "Trust Fund"). The primary assets of the Trust Fund consist of three pools of adjustable and fixed rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans (the "Mortgage Loans"). Only the Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2 and Class B Certificates (the "Offered Certificates") are being sold pursuant to the terms hereof.

Registration Statement: File Number 333-68513.

Certificate Ratings: It is a condition to the issuance of the Class A1, Class A2, Class A3 and Class A4 Certificates that they be rated "AAA" by each of Duff & Phelps Credit Rating Co. ("DCR") and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P," and together with DCR, the "Rating Agencies"). It is a condition to the issuance of the Class AIO Certificates that they be rated "AAA" by DCR and "AAAr" by S&P. It is a condition to the issuance of the Class M1 Certificates that they be rated "AA" by each of the Rating Agencies. It is a condition to the issuance of the Class M2 Certificates that they be rated "A" by each of the Rating Agencies. It is a condition to the issuance of the Class B Certificates that they be rated "BBB" by each of the Rating Agencies.

Terms of Sale of Offered Certificates: The Depositor agrees to sell to Lehman Brothers Inc. (the "Underwriter") and the Underwriter agrees to purchase from the Depositor, the Offered Certificates in the principal amounts and prices set forth on Schedule 1 annexed hereto. The purchase price for the Offered Certificates shall be the Purchase Price Percentage set forth in Schedule 1 plus accrued interest at the initial interest rate per annum from and including the Cut-off Date up to, but not including, the Closing Date.

The Underwriter will offer the Offered Certificates to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

Cut-off Date: April 1, 1999.

Closing Date: 10:00 A.M., New York time, on or about May 10, 1999. On the Closing Date, the Depositor will deliver the Offered Certificates to the Underwriter against payment therefor for the account of the Underwriter.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Depositor and the Underwriter in accordance with its terms.



                                   LEHMAN BROTHERS INC.



                                   By: /s/ Joseph J. Kelly
                                   --------------------------------------------
                                       Name:    Joseph J. Kelly
                                       Title:   Vice President


Accepted:

STRUCTURED ASSET SECURITIES
     CORPORATION


By: /s/ Stanley Labanowski
    ----------------------------------
     Name:  Stanley Labanowski
     Title: Vice President

                                  Schedule 1

                                                                 Purchase
                Initial Certificate       Certificate              Price
Class            Principal Amount(1)     Interest Rate           Percentage
--------        --------------------     -------------           -----------

Class A1         $136,150,000              6.42%(2)             100.00000%
Class A2          244,430,000                (3)                100.00000%
Class A3           35,000,000                (3)                100.00000%
Class A4           55,421,000                (3)                100.00000%
Class AIO           (4)                    4.00%                  8.21875%
Class M1           46,518,000                (3)                100.00000%
Class M2           29,075,000                (3)                100.00000%
Class B            34,889,000              9.00%(2)             100.00000%


-----------------

(1)  Approximate.

(2)  Subject to the Net Funds Cap as described in the Prospectus Supplement.

(3) Interest will accrue on the Class A2, Class A3, Class A4, Class M1 and Class M2 Certificates at the applicable per annum rate described in the Prospectus Supplement. (4) The Class A-IO Certificate will be an interest-only Certificate and will accrue interest on a "Notional Amount" as described in the Prospectus Supplement.


                                                                   EXHIBIT 4.1

                                                                      Execution

            STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

       NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer,

                                      and

                THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

                          ---------------------------

                                TRUST AGREEMENT

                           Dated as of April 1, 1999

                          ---------------------------



                    STRUCTURED ASSET SECURITIES CORPORATION

                      MORTGAGE PASS-THROUGH CERTIFICATES

                                SERIES 1999-SP1

                               TABLE OF CONTENTS

                                                                           PAGE

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01. Definitions.....................................................3
Section 1.02. Calculations Respecting Mortgage Loans.........................34
Section 1.03. Calculations Respecting Accrued Interest.......................34

                                  ARTICLE II

                DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01. Creation and Declaration of Trust Fund; Conveyance of
              Mortgage Loans.................................................34
Section 2.02. Acceptance of Trust Fund by Trustee: Review of Documentation
              for Trust Fund.................................................37
Section 2.03. Representations and Warranties of the Depositor................39
Section 2.04. Discovery of Breach............................................40
Section 2.05. Repurchase, Purchase or Substitution of Mortgage Loans.........41
Section 2.06. Grant Clause...................................................42
Section 2.07. Purchase of Defaulted Mortgage Loans...........................42

                                  ARTICLE III

                               THE CERTIFICATES

Section 3.01. The Certificates...............................................42
Section 3.02. Registration...................................................43
Section 3.03. Transfer and Exchange of Certificates..........................43
Section 3.04. Cancellation of Certificates...................................46
Section 3.05. Replacement of Certificates....................................46
Section 3.06. Persons Deemed Owners..........................................46
Section 3.07. Temporary Certificates.........................................46
Section 3.08. Appointment of Paying Agent....................................47
Section 3.09. Book-Entry Certificates........................................47

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

Section 4.01. Collection Account.............................................49
Section 4.02. Application of Funds in the Collection Account.................50
Section 4.03. Reports to Certificateholders..................................52
Section 4.04. Certificate Account............................................55
Section 4.05. Determination of LIBOR.........................................56

                                   ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01. Distributions Generally........................................57
Section 5.02. Distributions from the Certificate Account.....................58
Section 5.03. Allocation of Losses...........................................63
Section 5.04. Advances by Master Servicer and Trustee........................64
Section 5.05. Compensating Interest Payments.................................65
Section 5.06. REMIC 1, REMIC 2, REMIC 3, REMIC 4, and REMIC 5 Allocations....65
Section 5.07. Basis Risk Reserve Fund........................................68

                                  ARTICLE VI

                   CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 6.01. Duties of Trustee..............................................69
Section 6.02. Certain Matters Affecting the Trustee..........................71
Section 6.03. Trustee Not Liable for Certificates............................72
Section 6.04. Trustee May Own Certificates...................................72
Section 6.05. Eligibility Requirements for Trustee...........................72
Section 6.06. Resignation and Removal of Trustee.............................73
Section 6.07. Successor Trustee..............................................73
Section 6.08. Merger or Consolidation of Trustee.............................74
Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian.......74
Section 6.10. Authenticating Agents..........................................76
Section 6.11. Indemnification of Trustee.....................................76
Section 6.12. Fees and Expenses of Trustee...................................77
Section 6.13. Collection of Monies...........................................77
Section 6.14. Events of Default; Trustee To Act; Appointment of Successor....77
Section 6.15. Additional Remedies of Trustee Upon Event of Default...........81
Section 6.16. Waiver of Defaults.............................................81
Section 6.17. Notification to Holders........................................81
Section 6.18. Directions by Certificateholders and Duties of Trustee During
              Event of Default...............................................82
Section 6.19. Action Upon Certain Failures of the Master Servicer and Upon
              Event of Default...............................................82

                                  ARTICLE VII

         PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon
              Purchase or Liquidation of All Mortgage Loans..................82
Section 7.02. Procedure Upon Termination of Trust Fund.......................83
Section 7.03. Additional Trust Fund Termination Requirements.................84

                                 ARTICLE VIII

                         RIGHTS OF CERTIFICATEHOLDERS

Section 8.01. Limitation on Rights of Holders................................85
Section 8.02. Access to List of Holders......................................85
Section 8.03. Acts of Holders of Certificates................................86

                                  ARTICLE IX

     ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01. Duties of the Master Servicer..................................87
Section 9.02. Master Servicer Fidelity Bond and Master Servicer Errors and
              Omissions Insurance Policy.....................................87
Section 9.03. Master Servicer's Financial Statements and Related
              Information....................................................88
Section 9.04. Power to Act; Procedures.......................................88
Section 9.05. Servicing Agreements Between the Master Servicer and Servicers;
              Enforcement of Servicers' Obligations..........................89
Section 9.06. Collection of Taxes, Assessments and Similar Items.............90
Section 9.07. Termination of Servicing Agreements; Successor Servicers.......91
Section 9.08. Master Servicer Liable for Enforcement.........................91
Section 9.09. No Contractual Relationship Between Servicers and Trustee or
              Depositor......................................................91
Section 9.10. Assumption of Servicing Agreement by Trustee...................92
Section 9.11. "Due-on-Sale" Clauses; Assumption Agreements...................92
Section 9.12. Release of Mortgage Files......................................92
Section 9.13. Documents, Records and Funds in Possession of Master Servicer
              To Be Held for Trustee.........................................93
Section 9.14. Representations and Warranties of the Master Servicer..........94
Section 9.15. Closing Certificate and Opinion................................96
Section 9.16. Standard Hazard and Flood Insurance Policies...................97
Section 9.17. Presentment of Claims and Collection of Proceeds...............97
Section 9.18. Maintenance of the Primary Mortgage Insurance Policies.........97
Section 9.19. Trustee To Retain Possession of Certain Insurance Policies and
              Documents......................................................98
Section 9.20. Realization Upon Defaulted Mortgage Loans......................98
Section 9.21. Compensation to the Master Servicer............................98
Section 9.22. REO Property...................................................99
Section 9.23. Preparation of Tax Returns and Other Reports...................99
Section 9.24. Reports to the Trustee........................................100
Section 9.25. Annual Officer's Certificate as to Compliance.................101
Section 9.26. Annual Independent Accountants' Servicing Report..............101
Section 9.27. Merger or Consolidation.......................................102
Section 9.28. Resignation of Master Servicer................................102
Section 9.29. Assignment or Delegation of Duties by the Master Servicer.....102
Section 9.30. Limitation on Liability of the Master Servicer and Others.....103
Section 9.31. Indemnification; Third-Party Claims...........................103
Section 9.32. Alternative Index.............................................103

                                   ARTICLE X

                             REMIC ADMINISTRATION

Section 10.01. REMIC Administration.........................................104
Section 10.02. Prohibited Transactions and Activities.......................106
Section 10.03. Indemnification with Respect to Certain Taxes and Loss of
               REMIC Status.................................................106
Section 10.04. REO Property.................................................107

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01. Binding Nature of Agreement; Assignment......................108
Section 11.02. Entire Agreement.............................................108
Section 11.03. Amendment....................................................108
Section 11.04. Voting Rights................................................109
Section 11.05. Provision of Information.....................................109
Section 11.06. Governing Law................................................110
Section 11.07. Notices......................................................110
Section 11.08. Severability of Provisions...................................110
Section 11.09. Indulgences; No Waivers......................................110
Section 11.10. Headings Not To Affect Interpretation........................110
Section 11.11. Benefits of Agreement........................................110
Section 11.12. Special Notices to the Rating Agencies.......................111
Section 11.13. Counterparts.................................................111
Section 11.14. Transfer of Servicing........................................111

                                  ATTACHMENTS

Exhibit A         Forms of Certificates
Exhibit B-1       Form of Initial Certification

Exhibit B-2       [Reserved]
Exhibit B-3       Form of Final Certification
Exhibit B-4       Form of Endorsement

Exhibit C         Request for Release of Documents and Receipt
Exhibit D-l       Residual Certificate Transfer Affidavit (Transferee)
Exhibit D-2       Residual Certificate Transfer Affidavit (Transferor)
Exhibit E         Servicing Agreements
Exhibit F         Form of Rule 144A Transfer Certificate
Exhibit G         Form of Purchaser's Letter for Institutional Accredited
                  Investors
Exhibit H         Form of ERISA Transfer Affidavit
Exhibit I         Monthly Remittance Advice
Exhibit J         Monthly Electronic Data Transmission
Exhibit K         Custodial Agreements
Exhibit L         Special Servicing Compensation Agreement

Schedule A        Mortgage Loan Schedule

     This TRUST AGREEMENT, dated as of April 1, 1999 (the "Agreement"), is by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

     The Depositor has acquired the Mortgage Loans from Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee hereunder for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor, the Master Servicer and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Depositor and the Master Servicer are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as including five separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1," "REMIC 2," "REMIC 3," "REMIC 4," and "REMIC 5," respectively, REMIC 5 also being referred to as the "Upper Tier REMIC"). The Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2, Class B, and Class X Certificates represent ownership of all of the "regular interests" in REMIC 5 (the Class T5-1, Class T5-2, Class T5-3, Class T5-4, Class T5-5, Class T5-6, Class T5-7, Class T5-8, Class T5-9, Class T5-10, Class T5-11, Class T5-12, Class T5-13, Class T5-14, Class T5-15 and Class T5-16 Interests), and the Class R5 Interest represents the sole class of "residual interest" in REMIC 5 for purposes of the REMIC Provisions. Each of the Class R1, Class R2, Class R3, and Class R4 Certificates represents the sole class of "residual interest" in REMIC 1, REMIC 2, REMIC 3, and REMIC 4, respectively, for purposes of the REMIC Provisions. There are also two classes of uncertificated REMIC 1 Regular Interests issued under this Agreement (the Class T1-1 and Class T1-2 Interests), each of which will constitute regular interests in REMIC 1; four classes of uncertificated REMIC 2 Regular Interests (the Class T2-1, Class T2-2, Class T2-3 and Class T2-4 Interests), each of which will constitute regular interests in REMIC 2; five classes of uncertificated REMIC 3 Regular Interests (the Class T3-1, Class T3-2, Class T3-3, Class T3-4 and Class T3-5 Interests), each of which will constitute regular interests in REMIC 3; and, eleven classes of uncertificated REMIC 4 Regular Interests (Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10 and Class T4-11 Interests) each of which will constitute regular interests in REMIC
4. The REMIC 1 Regular Interests will be held as assets of REMIC 2, the REMIC 2 Regular Interests will be held as assets of REMIC 3, the REMIC 3 Regular Interests will be held as assets of REMIC 4, and the REMIC 4 Regular Interests will be held as assets of REMIC 5.

     As used herein, (i) each of the Class A1, Class A2 and Class A3 Certificates is "related" to the Mortgage Pool having the identical numerical designation, and (ii) each Class A4 Certificate is related to Pool 3.

     The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount and minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                           Certificate Interest           Initial Class               Minimum
    Class Designation             Rate                   Principal Amount          Denominations
    -----------------      --------------------          ----------------          -------------

        Class A1                 (1)                      $135,603,059.00           $  25,000

        Class A2                 (2)                       244,597,522.00              25,000

        Class A3                 (3)                        35,000,000.00              25,000

        Class A4                 (4)                        55,420,607.00              25,000

        Class AIO               4.00%                          (9)                    250,000

        Class M1                 (5)                        46,481,105.00              25,000

        Class M2                 (6)                        29,050,690.00              25,000

        Class B                  (7)                        34,860,828.00              25,000

        Class X                  (8)                           (8)                        (10)

        Class R                  (8)                           (8)                        (10)



     ---------------------------

(1) The Certificate Interest Rate with respect to any Distribution Date for the Class A1 Certificates is the per annum rate equal to the lesser of (i) 6.42% and (ii) the Net Funds Cap for such Distribution Date.

(2) The Certificate Interest Rate with respect to any Distribution Date for the Class A2 Certificates is the per annum rate equal to the least of (i) LIBOR plus 0.30%, (ii) 10.00% and (iii) the Net Funds Cap for such Distribution Date; provided, that if the holder of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 7.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to such Distribution Date and each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A2 Certificates will be LIBOR plus 0.60%.

(3) The Certificate Interest Rate with respect to any Distribution Date for the Class A3 Certificates is the per annum rate equal to the least of (i) LIBOR plus 0.10%, (ii) 10.00% and (iii) the Net Funds Cap for such Distribution Date; provided, that if the holder of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 7.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to such Distribution Date and each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A3 Certificates will be LIBOR plus 0.20%.

(4) The Certificate Interest Rate with respect to any Distribution Date for the Class A4 Certificates is the per annum rate equal to the least of (i) LIBOR plus 0.33%, (ii) 10.00% and (iii) the Net Funds Cap for such Distribution Date; provided, that if the holder of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 7.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to such Distribution Date and each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A4 Certificates will be LIBOR plus 0.66%.

(5) The Certificate Interest Rate with respect to any Distribution Date for the Class M1 Certificates is the per annum rate equal to the least of (i) LIBOR plus 0.58%, (ii) 10.00% and (iii) the Net Funds Cap for such Distribution Date; provided, that if the holder of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 7.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to such Distribution Date and each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M1 Certificates will be LIBOR plus 1.08%.

(6) The Certificate Interest Rate with respect to any Distribution Date for the Class M2 Certificates is the per annum rate equal to the least of (i) LIBOR plus 1.04%, (ii) 10.00% and (iii) the Net Funds Cap for such Distribution Date; provided, that if the holder of the Class X Certificate does not exercise its option to purchase the Mortgage Loans and related property pursuant to Section 7.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to such Distribution Date and each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M2 Certificates will be LIBOR plus 1.54%.

(7) The Certificate Interest Rate with respect to any Distribution Date for the Class B Certificates is the per annum rate equal to the lesser of (i) 9.00% and (ii) the Net Funds Cap for such Distribution Date.

(8) The Class X and Class R Certificates will be issued without a Certificate Principal Amount and will not bear interest.

(9) The Class AIO Certificates are interest-only certificates and will not receive distributions of principal. Interest will accrue on such Class at the applicable Certificate Interest Rate on the basis of the Notional Amount thereof. The initial Class Notional Amount of the Class AIO Certificates is $90,000,000.

(10) The Class X and Class R Certificates will each be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

     As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $581,013,814.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that service or master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer.

     Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

     Accrual Period: With respect to any Distribution Date and any Class of LIBOR Certificates, the Class AIO Certificates and any LIBOR Component, the one-month period beginning on the immediately preceding Distribution Date (or on April 25, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. With respect to any Distribution Date and the Class A1 and Class B Certificates, and any REMIC 1 Regular Interest, REMIC 2 Regular Interest, REMIC 3 Regular Interest or REMIC 4 Regular Interest, the one month period beginning immediately following the end of the preceding Accrual Period (or from the Cut-off Date, in the case of the first Accrual Period) and ending on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

     Additional Collateral: None.

     Adjustable Rate Mortgage Loan: Any Mortgage Loan as to which the related Mortgage Note provides for the adjustment of the Mortgage Rate applicable thereto.

     Adjusted Overcollateralization Amount: With respect to any Distribution Date, the amount, if any, by which (a) the Aggregate Loan Balance for such Distribution Date (reduced to give effect to any Realized Losses and Advances of principal) exceeds (b) the aggregate of the balances of the Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, and Class T4-7 Interests as of such Distribution Date (after giving effect to the distribution of principal on such Regular Interests on such Distribution Date).

     Adjusted Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) the aggregate of the Principal Remittance Amounts for such Distribution Date and (y) the amount, if any, by which (i) the Adjusted Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for such date is applied on such date in reduction of the principal balances of the Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, and Class T4-7 Interests exceeds (ii) the Targeted Overcollateralization Amount for such date.

     Advance: An advance of the aggregate of payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Collection Period and not received as of the close of business on the related Determination Date, required to be made by or on behalf of the Master Servicer and any Servicer (or by the Trustee) pursuant to Section 5.04.

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Loan Balance: The aggregate of the Scheduled Principal Balances of all Mortgage Loans (in all three Mortgage Pools) at the date of determination.

     Aggregate Master Servicing Compensation: As to any Distribution Date, the aggregate of the Master Servicing Fees payable to the Master Servicer in respect of such Distribution Date.

     Aggregate Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (x) the aggregate of the Principal Remittance Amounts for such Distribution Date and (y) the amount, if any, by which (i) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the Principal Remittance Amounts for such date is applied on such date in reduction of the aggregate of the Certificate Principal Amounts of the Certificates, exceeds (ii) the Targeted Overcollateralization Amount for such date.

     Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

     Agreement: This Trust Agreement and all amendments and supplements hereto.

     Applied Loss Amount: With respect to any Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions on such date, but before giving effect to any application of the Applied Loss Amount with respect to such date, exceeds (y) the Aggregate Loan Balance for such Distribution Date.

     Appraised Value: With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

     Aurora: Aurora Loan Services Inc., as Servicer under the applicable Servicing Agreement.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

     Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

     B Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Amount of the Senior Certificates and the aggregate Certificate Principal Amount of the Class M1 and Class M2 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class B Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 92.60% and
(ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Cut-off Date Aggregate Loan Balance.

     Balloon Mortgage Loan: Any Mortgage Loan having an original term to maturity that is shorter than its amortization schedule, and a final Scheduled Payment that is disproportionately large in comparison to other Scheduled Payments.

     Balloon Payment: The final Scheduled Payment in respect of a Balloon Mortgage Loan.

     Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

     Base Servicing Fee: As defined in the Special Servicing Compensation Agreement.

     Basis Risk Reserve Fund: A fund created as part of the Trust Fund pursuant to Section 5.07 of this Agreement but which is not an asset of any of the REMICs.

     Basis Risk Shortfall: With respect to any Distribution Date and any Class of Certificates other than the Class AIO Certificates and any Component, the amount by which the Certificate Interest Rate or Component Interest Rate applicable to such Certificate or Component for such date, determined without regard to the Net Funds Cap for such date, exceeds such Net Funds Cap.

     Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

     Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

     Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: the Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2 and Class B Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota are closed, or (iii) with respect to any Remittance Date or any Servicer reporting date, the States specified in the definition of "Business Day" in the applicable Servicing Agreement, are authorized or obligated by law or executive order to be closed.

     Carryforward Interest: With respect to any Distribution Date and each Class of Certificates or Component, the sum of (i) the amount, if any, by which
(x) the sum of (A) Current Interest for such Class or Component for the immediately preceding distribution Date and (B) any unpaid Carryforward Interest for such Class or Component from previous Distribution Dates exceeds
(y) the amount distributed in respect of interest on such Class or Component on such immediately preceding Distribution Date, and (ii) interest on such amount for the related Accrual Period at the applicable Certificate Interest Rate or Component Interest Rate.

     Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate Account: The account maintained by the Trustee in accordance with the provisions of Section 4.04.

     Certificate Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate set forth or described in the Preliminary Statement hereto.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Certificate Principal Amount: With respect to any Certificate (other than the Class AIO, Class X and Class R Certificates), the initial Certificate Principal Amount thereof, less the amount of all principal distributions previously distributed with respect to such Certificate and any Applied Loss Amount previously allocated to such Certificate. The Class AIO, Class X and Class R Certificates are issued without Certificate Principal Amounts.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.

     Certificateholder: The meaning provided in the definition of "Holder."

     Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Class: All Certificates bearing the same class designation.

     Class Notional Amount: With respect to the Class AIO Certificates and any Distribution Date, the aggregate Notional Amount thereof, which will be calculated as follows:

          (i) from May 25, 1999 through April 25, 2001, the Class Notional Amount will equal $90,000,000;

          (ii) from May 25, 2001 through October 25, 2001, the Class Notional Amount will equal $45,000,000;

          (iii) from November 25, 2001 and thereafter, the Class Notional Amount will equal zero.

     Class Principal Amount: With respect to each Class of Certificates other than the Class X and Class R Certificates and any Class of Notional Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

     Class R Certificate: The Class R Certificate executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A and evidencing the ownership of the Class R1 Interest, Class R2 Interest, Class R3 Interest, Class R4 interest, and Class R5 Interest.

     Class R1 Interest: The uncertificated residual interest in REMIC 1.

     Class R2 Interest: The uncertificated residual interest in REMIC 2.

     Class R3 Interest: The uncertificated residual interest in REMIC 3.

     Class R4 Interest: The uncertificated residual interest in REMIC 4.

     Class R5 Interest: The uncertificated residual interest in REMIC 5.

     Class T1-1 Interest: A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to the Cut-off Date Aggregate Loan Balance less an amount equal to the Class Notional Amount of the Class AIO Certificates as of the Cut-off Date, bears interest at a per annum rate equal to the weighted average (by Scheduled Principal Balance) of the Net Mortgage Rates on the Mortgage Loans as of the first day of the related Collection Period, and has such other terms as are described in Section 5.06.

     Class T1-2 Interest: A regular interest in REMIC 1 held as an asset of REMIC 2 that has an initial principal balance equal to the Class Notional Amount of the Class AIO Certificates as of the Cut-off Date, bears interest at a per annum rate equal to the weighted average (by Scheduled Principal Balance) of the Net Mortgage Rates on the Mortgage Loans as of the first day of the related Collection Period, and has such other terms as are described in Section 5.06.

     Class T2-1 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 98% of the Cut-off Date Aggregate Loan Balance, bears interest at a per annum rate equal to the weighted average of the rates payable on the Class T1-1 and Class T1-2 Interests, reducing the rate on the Class T1-2 Interest by 4% for purposes of this calculation, and has such other terms as are described in Section 5.06.

     Class T2-2 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 1% of the Cut-off Date Aggregate Loan Balance, bears interest at a per annum rate equal to the weighted average of the rates payable on the Class T1-1 and Class T1-2 Interests, reducing the rate on the Class T1-2 Interest by 4% for purposes of this calculation, and has such other terms as are described in Section 5.06.

     Class T2-3 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that has an initial principal balance equal to 1% of the Cut-off Date Aggregate Loan Balance, bears interest at a per annum rate equal to the weighted average of the rates payable on the Class T1-1 and Class T1-2 Interests, reducing the rate on the Class T1-2 Interest by 4% for purposes of this calculation, and has such other terms as are described in Section 5.06.

     Class T2-4 Interest: A regular interest in REMIC 2 held as an asset of REMIC 3 that does not have a principal balance, but has a notional principal balance that will at all times equal the principal balance of the Class T1-2 Interest and which bears interest at a rate of 4%.

     Class T3-1 Interest. A regular interest in REMIC 3 held as an asset of REMIC 4 that has an initial principal balance equal to 98% of the Cut-off Date Aggregate Loan Balance, bears interest at a per annum rate equal to the rate payable on the Class T2-1 Interest, and has such other terms as are described in Section 5.06.

     Class T3-2 Interest. A regular interest in REMIC 3 held as an asset of REMIC 4 that has an initial principal balance equal to 1% of the Cut-off Date Aggregate Loan Balance, bears interest at a per annum rate equal to the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T3-3 Interest. A regular interest in REMIC 3 held as an asset of REMIC 4 that has an initial principal balance equal to 1% of the Cut-off Date Aggregate Loan Balance, bears interest at a per annum rate equal to the rate payable on the Class T2-3 Interest, and has such other terms as are described in Section 5.06.

     Class T3-4 Interest. A regular interest in REMIC 3 held as an asset of REMIC 4 that is entitled to the interest accruals on the Class T2-2 Interest in excess of accruals at the Standard Rate, and that has such other terms and conditions as are described in Section 5.06.

     Class T3-5 Interest. A regular interest in REMIC 3 held as an asset of REMIC 4 that is entitled on any Distribution Date to all amounts payable with respect to the Class T2-4 Interest, and that has such other terms and conditions as are described in Section 5.06.

     Class T4-1 Interest: A regular interest in REMIC 4 held as an asset of REMIC 5 that has an initial balance as of the Closing Date of $135,603,059.00, bears interest at the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T4-2 Interest. A regular interest in REMIC 4 held as an asset of REMIC 5 that has an initial balance as of the Closing Date of $244,597,522.00, bears interest at the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T4-3 Interest. A regular interest in REMIC 4 held as an asset of REMIC 5 that has an initial balance as of the Closing Date of $35,000,000.00, bears interest at the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T4-4 Interest. A regular interest in REMIC 4 held as an asset of REMIC 5 that has an initial balance as of the Closing Date of $55,420,607.00, bears interest at the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T4-5 Interest. A regular interest in REMIC 4 held as an asset of REMIC 5 that has an initial balance as of the Closing Date of $46,481,105.00, bears interest at the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T4-6 Interest. A regular interest in REMIC 4 held as an asset of REMIC 5 that has an initial balance as of the Closing Date of $29,050,690.00, bears interest at the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T4-7 Interest. A regular interest in REMIC 4 held as an asset of REMIC 5 that has an initial balance as of the Closing Date of $34,860,828.00, bears interest at the Standard Rate, and has such other terms as are described in Section 5.06.

     Class T4-8 Distributable Amount: With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T4-8 Notional Balance immediately prior to such Distribution Date and (iii) the Class T4-8 Pass-Through Rate.

     Class T4-8 Interest: A regular interest in REMIC 4 held as an asset of REMIC 5 that has such terms as are described in Section 5.06.

     Class T4-8 Notional Balance: A notional principal balance equal as of any date to the sum of the principal balances of the Class T3-1 and T3-3 Interests on such date.

     Class T4-8 Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the excess of (i) the rate payable on the Class T3-1 Interest for such date over (ii) the product of (x) two and (y) a fraction, the numerator of which is the product of the Standard Rate and the principal balance of the Class T3-2 Interest immediately prior to such Distribution Date and the denominator of which is the sum of the principal balances of the related Class T3-2 and Class T3-3 Interests immediately prior to such Distribution Date.

     Class T4-9 Distributable Amount: With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T4-9 Notional Balance immediately prior to such Distribution Date and (iii) the Class T4-9 Pass-Through Rate.

     Class T4-9 Interest: A regular interest in REMIC 4 held as an asset of REMIC 5 that has such terms as are described in Section 5.06.

     Class T4-9 Notional Balance: A notional principal balance equal as of any date to the principal balance of the Class T3-2 Interest related to such Mortgage Pool for such date.

     Class T4-9 Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the excess of (i) the Standard Rate over (ii) the product of (x) two and (y) a fraction, the numerator of which is the product of the Standard Rate and the principal balance of the Class T3-2 Interest immediately prior to such Distribution Date and the denominator of which is the sum of the principal balances of the related Class T3-2 and Class T3-3 Interests immediately prior to such Distribution Date.

     Class T4-10 Distributable Amount: With respect to any Distribution Date, an amount equal to the amount distributable in respect of the Class T3-4 Interest for such date.

     Class T4-10 Interest: A regular interest in REMIC 4 held as an asset of REMIC 5 that is entitled to the Class T4-11 Distributable Amount.

     Class T4-11 Interest. A regular interest in REMIC 4 held as an asset of REMIC 5 that is entitled on any Distribution Date to all amounts payable with respect to the Class T3-5 Interest, and that has such other terms and conditions as are described in Section 5.06.

     Class T5-1 Interest: A regular interest in REMIC 5 that has an initial balance as of the Closing Date of $135,603,059.00 and bears interest at the Class A-1 Certificate Interest Rate the ownership of which is evidenced by the Class A-1 Certificates.

     Class T5-2 Interest: A regular interest in REMIC 5 that has an initial balance as of the Closing Date of $244,597,522.00 and bears interest at the Class A-2 Certificate Interest Rate the ownership of which is evidenced by the Class A-2 Certificates.

     Class T5-3 Interest: A regular interest in REMIC 5 that has an initial balance as of the Closing Date of $35,000,000.00 and bears interest at the Class A-3 Certificate Interest Rate the ownership of which is evidenced by the Class A-3 Certificates.

     Class T5-4 Interest: A regular interest in REMIC 5 that has an initial balance as of the Closing Date of $55,420,607.00 and bears interest at the Class A-4 Certificate Interest Rate the ownership of which is evidenced by the Class A-4 Certificates.

     Class T5-5 Interest: A regular interest in REMIC 5 that has an initial balance as of the Closing Date of $46,481,105.00 and bears interest at the Class M-1 Certificate Interest Rate the ownership of which is evidenced by the Class M-1 Certificates.

     Class T5-6 Interest: A regular interest in REMIC 5 that has an initial balance as of the Closing Date of $29,050,690.00 and bears interest at the Class M-2 Certificate Interest Rate the ownership of which is evidenced by the Class M-2 Certificates.

     Class T5-7 Interest: A regular interest in REMIC 5 that has an initial balance as of the Closing Date of $34,860,828.00 and bears interest at the Class B Certificate Interest Rate the ownership of which is evidenced by the Class B Certificates.

     Class T5-8 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to all interest accruals on the Class T4-1 Interest in excess of interest accruing thereon at the Class A-1 Certificate Interest Rate.

     Class T5-9 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to all interest accruals on the Class T4-2 Interest in excess of interest accruing thereon at the Class A-2 Certificate Interest Rate.

     Class T5-10 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to all interest accruals on the Class T4-3 Interest in excess of interest accruing thereon at the Class A-3 Certificate Interest Rate.

     Class T5-11 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to all interest accruals on the Class T4-4 Interest in excess of interest accruing thereon at the Class A-4 Certificate Interest Rate.

     Class T5-12 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to all interest accruals on the Class T4-5 Interest in excess of interest accruing thereon at the Class M-1 Certificate Interest Rate.

     Class T5-13 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to all interest accruals on the Class T4-6 Interest in excess of interest accruing thereon at the Class M-2 Certificate Interest Rate.

     Class T5-14 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to all interest accruals on the Class T4-7 Interest in excess of interest accruing thereon at the Class B Certificate Interest Rate.

     Class T5-15 Distributable Amount: For any Distribution Date, the sum of the Class T4-8, Class T4-9, and Class T4-10 Distributable Amounts.

     Class T5-15 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class X Certificate, that is entitled to the Class T5-15 Distributable Amount.

     Class T5-16 Interest: A regular interest in REMIC 5, ownership of which is evidenced by the Class AIO Certificates, that is entitled on any Distribution Date to all amounts payable on the Class T4-11 Interest

     Class X Distributable Amount: With respect to any Distribution Date, the aggregate of the amounts distributable on the Class T5-8, Class T5-9, Class T5-10, Class T5-11, Class T5-12, Class T5-13, Class T5-14, and Class T5-15 Interests.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date: May 10, 1999.

     Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     Collection Account: A separate account established and maintained by the Master Servicer pursuant to Section 4.01.

     Collection Period: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     Combined Loan-to-Value Ratio: With respect to any Mortgage Loan, the ratio of the principal balance of such Mortgage Loan at origination or such other date as is specified, plus, with respect to any Junior Mortgage Loan, the outstanding principal balance of the mortgage loan senior thereto, to the Original Value thereof.

     Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the excess of (x) the aggregate of any Prepayment Interest Shortfalls with respect to such Distribution Date over (y) the aggregate of any amounts required to be paid by the Servicers in respect of such shortfalls but not paid; provided, that such amount, to the extent payable by the Master Servicer, shall not exceed the Aggregate Master Servicing Compensation that would be payable to the Master Servicer in respect of such Distribution Date without giving effect to any Compensating Interest Payment.

     Component: None.

     Component Certificate: None.

     Component Group: None.

     Component Interest Rate: Not applicable.

     Component Notional Amount: Not applicable.

     Component Principal Amount: Not applicable.

     Conventional Loan: A Mortgage Loan that is not insured by the United States Federal Housing Administration or guaranteed by the United States Department of Veterans Affairs.

     Converted Mortgage Loan: None.

     Convertible Mortgage Loan: None.

     Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

     Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

     Cooperative Loan Documents: As to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

     Cooperative Shares: Shares issued by a Cooperative Corporation.

     Cooperative Unit: A single family dwelling located in a Cooperative
Property.

     Corporate Trust Office: The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Global Corporate Trust Services.

     Current Interest: With respect to each Class of Certificates or Component and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate or Component Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of such Class or the Component Principal Amount or Component Notional Amount of such Component immediately prior to such Distribution Date.

     Custodial Agreement: The custodial agreement attached as Exhibit K hereto, and any custodial agreement subsequently executed by the Trustee substantially in the form thereof.

     Custodian: Each custodian appointed by the Trustee pursuant to a Custodial Agreement, and any successor thereto. The initial Custodian is Norwest Bank Minnesota, National Association.

     Cut-off Date: April 1, 1999.

     Cut-off Date Aggregate Loan Balance: With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Loan Balance as of the Cut-off Date.

     Cut-off Date Pool Balance: With respect to each Mortgage Pool, the Pool Balance thereof as of the Cut-off Date.

     DCR: Duff & Phelps Credit Rating Co., or any successor in interest.

     Deferred Amount: With respect to any Distribution Date and each Certificate, the aggregate of Applied Loss Amounts previously applied in reduction of the Certificate Principal Amount thereof, less any amounts previously reimbursed in respect thereof.

     Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

     Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

     Delinquency Rate: With respect to any calendar month, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Loan Balance as of the close of business on the last day of such month.

     Deposit Date: With respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

     Depositor: Structured Asset Securities Corporation, a Delaware corporation having its principal place of business in New York, or its successors in interest.

     Determination Date: With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

     Directing Holder: The holder of the Class X Certificate.

     Disqualified Organization: Either (i) the United States, (ii) any state or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, or (viii) any "electing large partnership" described in section 775 of the Code, or (ix) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

     Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in May 1999.

     Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note.

     Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies. Eligible Accounts may bear interest.

     Eligible Investments: Any one or more of the following obligations or securities:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

          (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

          (vi) a Qualified GIC;

          (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which The First National Bank of Chicago (the "Bank"), the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Bank or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Bank or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time. The Trustee specifically authorizes the Bank or an affiliate thereof to charge and collect from the Trustee such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

     ERISA-Restricted Certificate: Any Certificate.

     Escrow Account: Any account established and maintained by the applicable Servicer pursuant to the applicable Servicing Agreement.

     Event of Default: Any one of the conditions or circumstances enumerated in
Section 6.14(a).

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Final Scheduled Distribution Date: With respect to the Class A1, Class A2 and Class A4 Certificates, August 25, 2028; with respect to the Class A3 Certificates, January 25, 2015; with respect to the Class AIO Certificates, October 25, 2001; with respect to the Class M1, Class M2 and Class B Certificates, May 25, 2029.

     Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

     Fitch: Fitch IBCA, Inc., or any successor in interest.

     FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     GNMA: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

     Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, any Servicer or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer and any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer or such Servicer.

     HUD: The United States Department of Housing and Urban Development, or any successor thereto.

     Incentive Fees: As defined in the Special Servicing Compensation
Agreement.

     Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Index: The index specified in the related Mortgage Note for calculation of the Mortgage Rate thereof.

     Initial LIBOR Rate: 4.9025%.

     Initial Loss Mitigation Fee: As defined in the Special Servicing Compensation Agreement.

     Insurance Policy: Any Primary Mortgage Insurance Policy and any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

     Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy, other than amounts (i) to cover expenses incurred by or on behalf of the Servicer in connection with procuring such proceeds, (ii) to be applied to restoration or repair of the related Mortgaged Property or (iii) required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note.

     Interest Remittance Amount: With respect to any Distribution Date, (a) the sum of (i) all interest collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans, including any Prepayment Premiums, during the related Collection Period, less (x) the related Servicing Fee (or Base Servicing Fee, as applicable) and the Master Servicing Fee with respect to the Mortgage Loans and (y) unreimbursed interest Advances and other amounts due to the Master Servicer, the Servicers or the Trustee (other than with respect to clause (b), below) with respect to the Mortgage Loans, to the extent allocable to interest, (ii) any amounts paid by the Servicers with respect to Prepayment Interest Shortfalls with respect to the Mortgage Loans and any Compensating Interest Payment with respect to the Mortgage Loans with respect to the related Prepayment Period, (iii) the portion of any Substitution Amount paid with respect to the Mortgage Loans during the related Prepayment Period allocable to interest and (iv) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, as reduced by unreimbursed interest Advances and other amounts due the Master Servicer, the Servicers or the Trustee, to the extent allocable to interest, as reduced by
(b) any expenses of the Trustee reimbursable pursuant to Section 6.11 and not reimbursed pursuant to clauses (i) or (iv) above.

     Intervening Assignments: The original intervening assignments of the Mortgage, notice of transfer or equivalent instrument.

     Junior Mortgage Loan: Any Mortgage Loan that is secured by a junior lien on the related Mortgaged Property.

     Latest Possible Maturity Date: The Distribution Date occurring in May
2029.

     Lehman Capital: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or any successor in interest.

     LIBOR: With respect to the first Accrual Period, the Initial LIBOR Rate. With respect to each subsequent Accrual Period, the per annum rate determined pursuant to Section 4.05 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

     LIBOR Certificate: Any Class A2, Class A3, Class A4, Class M1 or Class M2 Certificate.

     LIBOR Component: None.

     LIBOR Determination Date: The second London Business Day immediately preceding the commencement of each Accrual Period other than the first Accrual Period for any LIBOR Certificates.

     Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

     Liquidation Expenses: Expenses that are incurred by the Master Servicer or a Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable Primary Mortgage Insurance Policy, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts expended pursuant to Sections 9.06, 9.16 or 9.22.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale, payment in full, discounted payoff or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

     London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

     Loss Mitigation Fee: As defined in the Special Servicing Compensation Agreement.

     M1 Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Amount of the Senior Certificates after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M1 Certificates immediately prior to such Distribution Date exceeds
(y) the lesser of (A) the product of (i) 70.60% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Cut-off Date Aggregate Loan Balance.

     M2 Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Amount of the Senior Certificates and the Class Principal Amount of the Class M1 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 80.60% and (ii) the Aggregate Loan Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Cut-off Date Aggregate Loan Balance.

     Maintenance: With respect to any Cooperative Unit, the rent or fee paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

     Master Servicer: Norwest Bank Minnesota, National Association, or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

     Master Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of the Master Servicing Fee Rate and the outstanding principal balance of such Mortgage Loan as of the first day of the related Collection Period. The Master Servicing Fee for any Mortgage Loan shall be payable in respect of any Distribution Date solely from the interest portion of the Scheduled Payment or other payment or recovery with respect to such Mortgage Loan.

     Master Servicing Fee Rate: 0.015% per annum.

     Material Defect: As defined in Section 2.02(c) hereof.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware Corporation, or any successor in interest thereto.

     MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

     Monthly Excess Cashflow: With respect to any Distribution Date, the sum of
(x) Monthly Excess Interest for such date and (y) the Aggregate
Overcollateralization Release Amount for such date.

     Monthly Excess Interest: With respect to any Distribution Date, the amount of any Interest Remittance Amount for remaining after application pursuant to clauses (i) through (v) of Section 5.02(b) on such date.

     Moody's: Moody's Investors Service, or any successor in interest.

     Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

     Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan required to be delivered to the Trustee pursuant to this Agreement.

     Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

     Mortgage Loan Sale Agreement: The agreement, dated as of April 1, 1999, for the sale of the Mortgage Loans by Lehman Capital to the Depositor.

     Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust Fund.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

     Mortgage Pool: Any of Pool 1, Pool 2 or Pool 3.

     Mortgage Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan.

     Mortgaged Property: Either of (x) the fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     Mortgagor: The obligor on a Mortgage Note.

     Net Excess Spread: With respect to any Distribution Date, (A) the fraction, expressed as a percentage, the numerator of which is equal to the product of (i) the amount, if any, by which (a) the Interest Remittance Amount for such Distribution Date exceeds (b) the Current Interest payable with respect to the Certificates and Components for such date and (ii) twelve, and the denominator of which is the Aggregate Loan Balance for such Distribution Date, multiplied by (B) a fraction, the numerator of which is thirty and the denominator of which is the greater of thirty and the actual number of days in the immediately preceding calendar month.

     Net Funds Cap: With respect to any Distribution Date, (A) the fraction, expressed as a percentage, the numerator of which is the product of (i) the amount by which the Optimal Interest Remittance Amount for such date exceeds the amount of interest distributable on the Class AIO Certificates for such date and (ii) 12, and the denominator of which is the product of (a) the Aggregate Loan Balance for the immediately preceding Distribution Date multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the greater of 30 and the actual number of days in the immediately preceding calendar month.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of (i) unreimbursed expenses, (ii) any Incentive Fees and (iii) any unreimbursed Advances, if any, received and retained in connection with the liquidation of such Mortgage Loan.

     Net Mortgage Rate: With respect to any Mortgage Loan, the Mortgage Rate thereof reduced by the sum of the applicable Servicing Fee Rate, the Master Servicing Fee Rate and the Trustee Fee Rate.

     Net Prepayment Interest Shortfall: With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls with respect to the Mortgage Loans for such date over the sum of any amounts paid by the Servicers with respect to such shortfalls and any amount that is required to be paid by the Master Servicer in respect of such shortfalls pursuant to this Agreement.

     Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

     Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

     Non-permitted Foreign Holder: As defined in Section 3.03(f).

     Non-U.S. Person: Any individual, corporation, partnership or other person other than a citizen or resident of the United States; a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; an estate that is subject to U.S. federal income tax regardless of the source of its income; or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     Notional Amount: With respect to any Notional Certificate and any Distribution Date, such Certificate's Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

     Notional Certificate: Any Class AIO Certificate.

     Offering Document: The Prospectus and the PPM.

     Officer's Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor, the Master Servicer or a Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

     Optimal Interest Remittance Amount: With respect to each Distribution Date, the product of (1)(x) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Collection Period, divided by (y) (12), and (2) the Aggregate Loan Balance for the immediately preceding Distribution Date.

     Original Value: The lesser of (a) the Appraised Value of a Mortgaged Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

     Overcollateralization Amount: With respect to any Distribution Date, the amount, if any, by which (x) the Aggregate Loan Balance for such Distribution Date exceeds (y) the aggregate Certificate Principal Amount of the Certificates and the aggregate Component Principal Amount of the Components after giving effect to distributions on such Distribution Date.

     Overcollateralization Deficiency: With respect to any Distribution Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the Certificate Principal Amounts of the Certificates and the Component Principal Amounts of the Components resulting from the distribution of the Principal Remittance Amounts on such Distribution Date, but prior to allocation of any Applied Loss Amount on such Distribution Date.

     Overcollateralization Release Amount: With respect to any Distribution Date and each Mortgage Pool, the amount equal to the product of (i) the Aggregate Overcollateralization Release Amount for such Distribution Date and
(ii) the Pool Percentage for such Mortgage Pool for such Distribution Date.

     Payahead: With respect to any Mortgage Loan and any Due Date therefor, any Scheduled Payment received by the applicable Servicer during any Collection Period in addition to the Scheduled Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date.

     Paying Agent: Any paying agent appointed pursuant to Section 3.08.

     Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than the Class X and Class R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to the Class X and Class R Certificates, the Percentage Interest evidenced thereby shall be 100%.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Placement Agent: Lehman Brothers Inc.

     Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

     Pool 1: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

     Pool 2: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

     Pool 3: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 3.

     Pool Balance: With respect to each Mortgage Pool, the aggregate of the Scheduled Principal Balances of all Mortgage Loans in such Mortgage Pool at the date of determination.

     Pool Percentage: With respect to each Mortgage Pool and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Pool Balance for such Mortgage Pool for such date and the denominator of which is the Aggregate Loan Balance for such date.

     PPM: The private placement memorandum dated May 5, 1999, relating to the Class X Certificate.

     Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction), as reduced by the Master Servicing Fee Rate and the applicable Servicing Fee Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

     Prepayment Period: The applicable period specified in the applicable Servicing Agreement (whether or not specifically defined as a "Prepayment Period") during which amounts required to be remitted by the related Servicer in respect of Mortgage Loan prepayments on the applicable Servicer Remittance Date are received by such Servicer.

     Prepayment Premiums: Any prepayment fees and penalties to be paid by the Mortgagor on a Mortgage Loan.

     Primary Mortgage Insurance Policy: Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

     Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, an amount equal to the Principal Remittance Amount for such Mortgage Pool for such date minus the Overcollateralization Release Amount, if any, for such Mortgage Pool for such date.

     Principal Only Certificate: None.

     Principal Prepayment: Any Mortgagor payment of principal (other than a Balloon Payment) or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the applicable Servicing Agreement.

     Principal Remittance Amount: With respect to each Mortgage Pool and any Distribution Date, the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Mortgage Pool during the related Collection Period, (ii) all Principal Prepayments in full or in part received during the related Prepayment Period,
(iii) the outstanding principal balance of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Amount paid during the related Prepayment Period allocable to principal, and (v) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, as reduced, in each case to the extent applicable, by unreimbursed Advances and other amounts due to the Master Servicer, the Servicers or the Trustee, to the extent allocable to principal.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

     Prospectus: The prospectus supplement dated May 5, 1999, together with the accompanying prospectus dated January 15, 1999, relating to the Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2 and Class B Certificates.

     Purchase Price: With respect to the purchase of a Mortgage Loan or related REO Property pursuant to this Agreement or the Special Servicing Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan and (b) accrued interest thereon at the applicable Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date in the Collection Period immediately preceding the related Distribution Date. The Master Servicer or the applicable Servicer (or the Trustee, if applicable) shall be reimbursed from the Purchase Price for any Mortgage Loan or related REO Property for any Advances made or other amounts advanced with respect to such Mortgage Loan that are reimbursable to the Master Servicer or the applicable Servicer under this Agreement or the applicable Servicing Agreement (or to the Trustee hereunder), together with any accrued and unpaid compensation due to the Master Servicer and Servicer hereunder or thereunder.

     Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account or the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

               (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

               (b) provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

               (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

               (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder: and

               (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account or the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

     Qualifying Substitute Mortgage Loan: In the case of a Mortgage Loan substituted for a Deleted Mortgage Loan, a Mortgage Loan that, on the date of substitution, (i) has a Scheduled Principal Balance (together with that of any other mortgage loan substituted for the same Deleted Mortgage Loan) as of the Due Date in the month in which such substitution occurs not in excess of the Scheduled Principal Balance of the related Deleted Mortgage Loan, provided, however, that, to the extent that the Scheduled Principal Balance of such Mortgage Loan is less than the Scheduled Principal Balance of the related Deleted Mortgage Loan, then such differential in principal amount, together with interest thereon at the applicable Mortgage Rate from the date as to which interest was last paid through the end of the Collection Period in which such substitution occurs (such amount, a "Substitution Amount"), shall be paid by the party effecting such substitution to the Trustee for deposit into the Certificate Account, and shall be treated as a Principal Prepayment hereunder;
(ii) has a Net Mortgage Rate not lower than the Net Mortgage Rate of the related Deleted Mortgage Loan; (iii) if the total principal balance of Qualifying Substitute Mortgage Loans in the Trust is less than 5% of the initial principal balance of the Mortgage Loans, has a remaining stated term to maturity not longer than, and not more than one year shorter than, the remaining term to stated maturity of the related Deleted Mortgage Loan; (iv)
(A) has a Loan-to-Value Ratio as of the date of such substitution of not greater than 80%, provided, however, that if the related Deleted Mortgage Loan has a Loan-to-Value Ratio of greater than 80%, then the Loan-to-Value Ratio of such substitute Mortgage Loan may be greater than 80% but shall not be greater than the Loan-to-Value Ratio of the related Deleted Mortgage Loan and (B) the addition of such substitute Mortgage Loan does not increase the weighted average Loan-to-Value Ratio of the related Mortgage Pool by more than 50%; (v) will comply with all of the representations and warranties relating to Mortgage Loans set forth herein, as of the date as of which such substitution occurs;
(vi) is not a Cooperative Loan unless the related Deleted Mortgage Loan was a Cooperative Loan; (vii) if applicable, has the same index as and a margin not less than that of the related Deleted Mortgage Loan and (viii) has not been delinquent for a period of more than 30 days more than twice in the twelve months immediately preceding such date of substitution. In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (a) the Scheduled Principal Balance referred to in clause (i) above shall be determined on a loan-by-loan basis, (b) the rate referred to in clause
(ii) above shall be determined on a loan-by-loan basis and (c) the remaining term to stated maturity referred to in clause (iii) above, and the Loan-to-Value Ratio referred to in clause (iv) above shall be determined on a weighted average basis, provided that the final scheduled maturity date of any Qualifying Substitute Mortgage Loan shall not exceed the latest Final Scheduled Distribution Date of any Class of Certificates. Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.

     Rating Agency: Each of S&P and DCR.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or any Servicer with respect to such Mortgage Loan (other than Advances of principal) including expenses of liquidation. In determining whether a Realized Loss is a Realized Loss of principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

     Recognition Agreement: With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

     Record Date: With respect to the LIBOR Certificates and the Class AIO Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date. With respect to the Class A1 and Class B Certificates and any Distribution Date, the last Business Day of the month immediately preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date).

     Reference Banks: As defined in Section 4.05.

     REMIC: Each pool of assets in the Trust Fund designated as a REMIC pursuant to Section 10.01(a) hereof.

     REMIC 1 Regular Interest: Any of the Class T1-1 and Class T1-2 Interests.

     REMIC 2 Regular Interest: Any of the Class T2-1, Class T2-2, Class T2-3 and Class T2-4 Interests.

     REMIC 3 Regular Interest: Any of the Class T3-1, Class T3-2, Class T3-3, Class T3-4 and Class T3-5 Interests.

     REMIC 4 Regular Interest: Any of the Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, Class T4-7, Class T4-8, Class T4-9, Class T4-10 and Class T4-11 Interests.

     REMIC 5 Regular Interest Any of the Class T5-1, Class T5-2, Class T5-3, Class T5-4, Class T5-5, Class T5-6, Class T5-7, Class T5-8, Class T5-9, Class T5-10, Class T5-11, Class T5-12, Class T5-13, Class T5-14, Class T5-15 and Class T5-16 Interests.

     REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The day in each month on which each Servicer is required to remit payments to the account maintained by the Master Servicer, as specified in the related Servicing Agreement.

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

     Required Reserve Fund Deposit: With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the amount, if any by which (a) the product of 1.00% and the Aggregate Loan Balance for such date exceeds (b) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the amount, if any, by which (i) $1,000 exceeds
(ii) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date.

     Reserve Interest Rate: As defined in section 4.05.

     Residual Certificate: The Class R Certificate.

     Responsible Officer: When used with respect to the Trustee, any Vice President, Assistant Vice President, the Secretary, any assistant secretary, the Treasurer, or any assistant treasurer, working in its corporate trust department and having responsibility for the administration of this Agreement.

     Restricted Certificate: Any Class X or Class R Certificate.

     Rolling Three Month Delinquency Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding calendar months.

     S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

     Scheduled Payment: Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence. In the case of any bi-weekly payment Mortgage Loan, all payments due on such Mortgage Loan during any Collection Period shall be deemed collectively to constitute the Scheduled Payment due on such Mortgage Loan in such Collection Period.

     Scheduled Principal Balance: With respect to (i) any Mortgage Loan as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Collection Period, whether or not received from the Mortgagor or advanced by any Servicer or the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage
Loan). With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.

     Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

     Senior Certificate: Any Class A1, Class A2, Class A3, Class A4 or Class AIO Certificate.

     Senior Component: Any Component of a Senior Certificate.

     Senior Enhancement Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Certificate Principal Amount of the Class M1, Class M2 and Class B Certificates and the Overcollateralization Amount (which amount, for purposes of this definition only, shall not be less than zero), in each case after giving effect to distributions on such Distribution Date, and the denominator of which is the Aggregate Loan Balance for such Distribution Date.

     Senior Principal Distribution Amount: With respect to each Mortgage Pool and any Distribution Date, the product of (i) the applicable Senior Proportionate Percentage and (ii) the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Senior Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of
(i) 54.60% and (ii) the Aggregate Loan Balance for such Distribution Date and
(B) the amount, if any, by which (i) the Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Cut-off Date Aggregate Loan Balance.

     Senior Proportionate Percentage: With respect to Pool 1 and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of the Class A1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Amount of the Senior Certificates immediately prior to such date. With respect to Pool 2 and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of the Class A2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Amount of the Senior Certificates immediately prior to such date. With respect to Pool 3 and any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Amount of the Class A3 and Class A4 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Amount of the Senior Certificates immediately prior to such date.

     Servicer: Any Servicer, including the Special Servicer, that has entered into any of the Servicing Agreements attached as Exhibit E hereto, or any successor in interest.

     Servicing Agreement: Each Servicing Agreement, including the Special Servicing Agreement, among a Servicer and Lehman Capital attached hereto as Exhibit E.

     Servicing Fee: The Servicing Fee or, in the case of the Special Servicer, the Base Servicing Fee, specified in the applicable Servicing Agreement or, in the case of the Special Servicer, in the Special Servicing Compensation Agreement.

     Servicing Fee Rate: With respect to any Servicer, as specified in the applicable Servicing Agreement.

     Servicing Officer: Any officer of the Master Servicer involved in or responsible for the administration and servicing or master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Master Servicer to the Trustee, as such list may from time to time be amended.

     Special Servicer: Ocwen Federal Bank FSB, as special servicer under the Special Servicing Agreement, or any successor in interest.

     Special Servicing Agreement: The Special Servicing Agreement between Lehman Capital and the Special Servicer dated as of April 1, 1999, attached as part of Exhibit E hereto.

     Special Servicing Compensation Agreement: The agreement attached as Exhibit L hereto specifying the compensation to which the Special Servicer is entitled for its services under the Special Servicing Agreement.

     Standard Rate: With respect to any Distribution Date, a rate equal to the greater of the Certificate Interest Rate for the Class B Certificates and the Certificate Interest Rate for the Class M-2 Certificates.

     Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

     Stepdown Date: The later to occur of (x) the Distribution Date in May 2002 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Collection Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than to equal to 45.40%.

     Subordinate Certificate: Any Class M1, Class M2, Class B or Class X Certificate.

     Substitution Amount: As defined in the definition of Qualifying Substitute Mortgage Loan.

     Target Amount 1: With respect to any Distribution Date, the amount equal to the sum of (1) Target Amount 2 for such Distribution Date and (2) the Principal Distribution Amount for Pool 2 for such Distribution Date.

     Target Amount 2: With respect to any Distribution Date, the amount equal to the sum of (1) Target Amount 3 for such Distribution Date and (2) the Principal Distribution Amount for Pool 3 for such Distribution Date.

     Target Amount 3: With respect to any Distribution Date, the amount equal to the Aggregate Loan Balance as of such Distribution Date minus the product of
(1) 3.70% and (2) the Cut-Off Date Aggregate Loan Balance.

     Targeted Overcollateralization Amount: With respect to any Distribution Date (x) prior to the Stepdown Date, the product of 3.70% and the Cut-off Date Aggregate Loan Balance; (y) on and after the Stepdown Date and with respect to which a Trigger Event has occurred with respect to such Distribution Date, the amount calculated pursuant to clause (x) above, and (z) on and after the Stepdown Date and with respect to which a Trigger Event has not occurred with respect to such Distribution Date, the greater of (i) the product of 7.40% the Aggregate Loan Balance as of the last day of the related Collection Period and
(ii) 0.50% of the Cut-off Date Aggregate Loan Balance.

     Tax Matters Person: The "tax matters person" as specified in the REMIC Provisions.

     Telerate Page 120: The display designated as "Page 120" on the Dow Jones Telerate Service (or such other page selected by the Trustee as may replace Page 120 on that service for the purpose of displaying daily Federal Funds rates).

     Termination Price: As defined in Section 7.01.

     Title Insurance Policy: A title insurance policy maintained with respect to a Mortgage Loan.

     Total Distribution Amount: With respect to any Distribution Date, the sum of the Interest Remittance Amount for such date and the aggregate of the Principal Remittance Amounts for such date.

     Transfer Agreement: As defined in the Mortgage Loan Sale Agreement.

     Transferor: The seller of Mortgage Loans to Lehman Capital pursuant to the Transfer Agreements.

     Trigger Event: A Trigger Event will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding Collection Period equals or exceeds 50% of the Senior Enhancement Percentage for such Distribution Date.

     Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans, the assignment of the Depositor's rights under the Mortgage Loan Sale Agreement and each Servicing Agreement, such amounts as shall from time to time be held in the Collection Account, the Certificate Account, any Escrow Account, the Basis Risk Reserve Fund, the Insurance Policies, any REO Property and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

     Trustee: The First National Bank of Chicago, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

     Trustee Fee: $4,000 per year, payable monthly.

     Trustee Fee Rate: With respect to each Distribution Date and each Mortgage Pool, the per annum rate equal to the fraction, expressed as a percentage, calculated by dividing the Trustee Fee by the Aggregate Loan Balance for such Mortgage Pool for such Distribution Date.

     Unpaid Basis Risk Shortfall: With respect to any Distribution Date and any Certificate, the aggregate of all Basis Risk Shortfalls with respect to such Certificate remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the applicable Certificate Interest Rate (calculated without giving effect to the applicable Net Funds Cap).

     Upper Tier REMIC: REMIC 5.

     Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 92% of all Voting Interests shall be allocated to the Certificates other than the Class AIO and Class X Certificates; 2% of all Voting Interests shall be allocated to the Class AIO Certificates, and 6% of all Voting Interests shall be allocated to each Class X Certificate. Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates within each such Class) in proportion to their Class Principal Amounts (or Certificate Principal Amounts).

     Section 1.02. Calculations Respecting Mortgage Loans. Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Master Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer.

     Section 1.03. Calculations Respecting Accrued Interest. Accrued interest, if any, on any Certificate, other than the Class AIO Certificates, shall be calculated based upon a 360-day year and the actual number of days in each Accrual Period. Accrued interest, if any, on any Class AIO Certificate shall be calculated based upon a 360-day year consisting of twelve 30-day months.

                                  ARTICLE II

                             DECLARATION OF TRUST;
                           ISSUANCE OF CERTIFICATES

     Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans. (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02, 2.04, 2.05 and 2.06, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Depositor's right, title and interest in and to the Collection Account and all amounts from time to time credited to and the proceeds of the Collection Account, the Certificate Account and all amounts from time to time credited to and the proceeds of the Certificate Account, any Escrow Account established pursuant to Section 9.06 and all amounts from time to time credited to and the proceeds of any such Escrow Account, any Basis Risk Reserve Fund established pursuant to Section 5.07 and all amounts from time to time credited to and the proceeds of any such Basis Risk Reserve Fund, any REO Property and the proceeds thereof, the Depositor's rights under any Insurance Policies related to the Mortgage Loans, the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral, and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in
Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

     Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale Agreement, including all rights of Lehman Capital under the Servicing Agreements and the Transfer Agreements to the extent assigned under the Mortgage Loan Sale Agreement and delegates its obligations thereunder. The Trustee hereby accepts such assignment and delegation, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Sale Agreement as if, for such purpose, it were the Depositor.

     (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or any custodian acting on the Trustee's behalf, if applicable, the following documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned:

          (i) with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements as applicable);

          (ii) the original of any guarantee executed in connection with the Mortgage Note, assigned to the Trustee;

          (iii) with respect to any Mortgage Loan other than a Cooperative Loan, the original recorded Mortgage with evidence of recording indicated thereon. If, in connection with any Mortgage Loan, the Depositor cannot deliver the Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost, the Depositor shall deliver or cause to be delivered to the Trustee (or its custodian), in the case of a delay due to recording, a true copy of such Mortgage, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such Mortgage delivered to the Trustee (or its custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel acceptable to the Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Trustee's interest in the Mortgage Loan;

          (iv) The original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such assumption, modification or substitution agreement delivered to the Trustee (or its custodian) is a true copy and that the original of such agreement has been forwarded to the public recording office;

          (v) with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan, the original Assignment of Mortgage for each Mortgage Loan;

          (vi) If applicable, such original intervening assignments of the Mortgage, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), as may be necessary to show a complete chain of assignment from the originator, or, in the case of an Intervening Assignment that has been lost, a written Opinion of Counsel acceptable to the Trustee that such original Intervening Assignment is not required to enforce the Trustee's interest in the Mortgage Loans;

          (vii) the original Primary Mortgage Insurance Policy or certificate, if private mortgage guaranty insurance is required;

          (viii) with respect to any Mortgage Loan other than a Cooperative Loan, the original mortgagee title insurance policy or attorney's opinion of title and abstract of title;

          (ix) the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage or as to any security agreement, chattel mortgage or their equivalent that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Trustee (or its custodian) is a true copy and that the original of such document has been forwarded to the public recording office;

          (x) with respect to any Cooperative Loan, the Cooperative Loan Documents; and

          (xi) in connection with any pledge of Additional Collateral, the original additional collateral pledge and security agreement executed in connection therewith, assigned to the Trustee.

     The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-4 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

     (c) (i) Assignments of Mortgage with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan shall be recorded; provided, however, that such Assignments need not be recorded if, in the Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee and the Rating Agencies, recording in such states is not required to protect the Trustee's interest in the related Non-MERS Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 3 months thereafter except to the extent delays are caused by the applicable recording office), the Trustee, at the expense of the Depositor and with the cooperation of the Servicer, shall cause to be properly recorded by the Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage referred to in subsection (b)(v) above with respect to each Non-MERS Mortgage Loan. With respect to each Cooperative Loan, the Trustee, at the expense of the Depositor and with the cooperation of the applicable Servicer, shall cause to be taken such actions as are necessary under applicable law in order to perfect the interest of the Trustee in the related Mortgaged Property.

          (ii) With respect to each MERS Mortgage Loan, the Trustee, at the expense of the Depositor and with the cooperation of the applicable Servicer, shall cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     (d) In instances where a Title Insurance Policy is required to be delivered to the Trustee or the Custodian on behalf of the Trustee under clause
(b)(viii) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Trustee, or to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

     (e) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the applicable Collection Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the Trustee shall be held by the Master Servicer or the applicable Servicer in trust for the benefit of the Trustee and the Certificateholders.

     Section 2.02. Acceptance of Trust Fund by Trustee: Review of Documentation for Trust Fund. (a) The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule. The Trustee or the Custodian on behalf of the Trustee has reviewed each Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and will execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Special Servicer an Initial Certification in the form annexed hereto as Exhibit B-2 (or in the form annexed to the Custodial Agreement as Exhibit B-1, as applicable) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(b) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan. The Trustee, or the Custodian on behalf of the Trustee, shall make sure that the documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. Neither the Trustee nor the Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

     (b) If in the course of the review described in paragraph (a) above the Trustee or the Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a "Material Defect"), the Trustee, or the Custodian on behalf of the Trustee, shall promptly identify the Mortgage Loan to which such Material Defect relates in the certificate delivered to the Depositor and to the Trustee. Within 90 days of its receipt of such notice, the Transferor, or, if the Transferor does not do so, the Depositor shall be required to cure such Material Defect (and, in such event, the Depositor shall provide the Trustee with an Officer's Certificate confirming that such cure has been effected). If the applicable Transferor or the Depositor, as applicable, does not so cure such Material Defect, the Transferor, or, if the Transferor does not do so, the Depositor, shall, if a loss has been incurred with respect to such Mortgage Loan that would, if such Mortgage Loan were not purchased from the Trust Fund, constitute a Realized Loss, and such loss is attributable to the failure of the Depositor to cure such Material Defect, shall repurchase the related Mortgage Loan from the Trust Fund at the Purchase Price. A loss shall be deemed to be attributable to the failure of the Depositor to cure a Material Defect if, as determined by the Depositor, upon mutual agreement with the Trustee acting in good faith, absent such Material Defect, such loss would not have been incurred. Within the two year period following the Closing Date, the Depositor may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 2.05. The failure of the Trustee or the Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Depositor of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

     (c) Within 180 days following the Closing Date, the Trustee, or the Custodian, shall deliver to the Depositor, the Master Servicer and the Special Servicer a Final Certification substantially in the form annexed hereto as Exhibit B-3 (or in the form annexed to the Custodial Agreement as Exhibit B-2, as applicable) evidencing the completeness of the Mortgage Files in its possession or control.

     (d) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     (e) Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the Mortgage Loans and deliver the applicable certifications as provided in the Custodial Agreement.

     Section 2.03. Representations and Warranties of the Depositor. (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of Certificateholders, and to the Master Servicer, as of the Closing Date or such other date as is specified, that:

          (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

          (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

          (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee and the Master Servicer, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement; and

          (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement.

     (b) The representations and warranties of the Transferor with respect to the Mortgage Loans in the applicable Transfer Agreement, which have been assigned to the Trustee hereunder, were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty made under a Transfer Agreement, the Trustee or a Certificateholder shall have the right to require that Lehman Capital cure such breach or effect such other remedy as is specified in subsection 1.04(b) of the Mortgage Loan Sale Agreement.

     Section 2.04. Discovery of Breach. It is understood and agreed that the representations and warranties (i) set forth in Section 2.03, (ii) of Lehman Capital set forth in the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder and (iii) of the Transferor and each Servicer, assigned by Lehman Capital to the Depositor pursuant to the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by any of the Depositor, the Master Servicer, or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the discovery of a breach of any representation or warranty given to the Trustee by the Depositor or given by Lehman Capital and assigned to the Trustee, the Depositor or Lehman Capital, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan. In the event of discovery of a breach of any representation and warranty of any Transferor assigned to the Trustee, the Trustee shall enforce its rights under the applicable Transfer Agreement for the benefit of Certificateholders.

     Section 2.05. Repurchase, Purchase or Substitution of Mortgage Loans. (a) With respect to any Mortgage Loan repurchased by the Depositor pursuant to this Agreement, by Lehman Capital pursuant to the Mortgage Loan Sale Agreement or by the Transferor pursuant to the applicable Transfer Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Collection Account. The Trustee, upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and any applicable Substitution Amount), shall release or cause to be released and reassign to the Depositor, Lehman Capital or the Transferor, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Trustee (or its custodian), and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

     (b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or its custodian) pursuant to the terms of this
Article II in exchange for a Deleted Mortgage Loan: (i) the Depositor, the Transferor or Lehman Capital, as applicable, must deliver to the Trustee (or its custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Depositor will be deemed to have made, with respect to such Qualified Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Trustee, at the expense of the Depositor and with the cooperation of the Servicer, shall
(i) with respect to a Qualifying Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by the Servicer if required pursuant to the first sentence of Section 2.01(c)(i), or (ii) with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to Section 2.01(c)(ii).

     (c) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

     Section 2.06. Grant Clause. It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the Trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

     Section 2.07. Purchase of Defaulted Mortgage Loans. (a) The initial Holder (other than the Placement Agent or any nominee thereof) of the Class X Certificate shall have the right to purchase defaulted Mortgage Loans from the Trust Fund as and to the extent provided in the Special Servicing Agreement. Such right shall be transferable to and exercisable by any subsequent Holder of the Class X Certificate.

     (b) The Special Servicer shall have the right to purchase certain defaulted Mortgage Loans from the Trust Fund as and to the extent provided in the Special Servicing Agreement. The aggregate of any such purchases by the Special Servicer of Mortgage Loans in any Mortgage Pool pursuant to this
Section 2.07(b) shall not exceed 5% of the Cut-off Date Pool Balance thereof.

                                  ARTICLE III

                               THE CERTIFICATES

     Section 3.01. The Certificates. (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount or Notional Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. The Class X Certificate and the Class R Certificate shall each be issued as a single Certificate and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

     Section 3.02. Registration. The Trustee is hereby appointed, and hereby accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and
6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

     Section 3.03. Transfer and Exchange of Certificates. (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

     (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

     The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

     The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 144(a)(1) under the 1933 Act) of the Depositor or the Placement Agent or (y) being made to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor who has provided the Trustee with a certificate in the form of Exhibit F hereto.

     (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or
Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

     (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

     (f) Notwithstanding anything to the contrary contained herein, (i) no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

     Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-Permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-Permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-Permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

     If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

     (g) Each Holder of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

     Section 3.04. Cancellation of Certificates. Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

     Section 3.05. Replacement of Certificates. If (i) any Certificate is mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.06. Persons Deemed Owners. Subject to the provisions of Section
3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

     Section 3.07. Temporary Certificates. (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

     (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

     Section 3.08. Appointment of Paying Agent. The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

     Section 3.09. Book-Entry Certificates. (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

          (i) the provisions of this Section 3.09 shall be in full force and effect;

          (ii) the Depositor, the Master Servicer, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

          (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this
     Section 3.09 shall control; and

          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

     (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

     (c) If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer's Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

     Section 4.01. Collection Account. (a) On the Closing Date, the Master Servicer shall open and shall thereafter maintain a segregated account held in trust (the "Collection Account"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, in trust for the benefit of the Holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1". The Collection Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in such Collection Account shall not be commingled with any other monies.

     (b) The Collection Account shall be an Eligible Account. If an existing Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Collection Account into such new Collection Account.

     (c) The Master Servicer will give to the Trustee prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account. The Master Servicer shall take such actions as are necessary to cause the depository institution holding the Collection Account to hold such account in the name of the Trustee (subject to such Master Servicer's right to direct payments and investments and its rights of withdrawal) under this Agreement. On each Deposit Date, the entire amount on deposit in the Collection Account (subject to permitted withdrawals set forth in Section 4.02), other than amounts not included in the Total Distribution Amount for such Distribution Date shall be remitted to the Trustee for deposit into the Certificate Account by wire transfer in immediately available funds. The Master Servicer, at its option, may choose to make daily remittances from the Collection Account to the Trustee for deposit into the Certificate Account.

     (d) The Master Servicer shall deposit or cause to be deposited into the Collection Account, no later than the Business Day following the Closing Date, any amounts representing Scheduled Payments on the Mortgage Loans due after the Cut-off Date and received by the Master Servicer on or before the Closing Date. Thereafter, the Master Servicer shall deposit or cause to be deposited in the Collection Account on the applicable Remittance Date the following amounts received or payments made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-Off Date):

          (i) all payments on account of principal, including Principal Prepayments and late collections, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans (other than payments due prior to the Cut-off Date), including Prepayment Premiums or penalties, net of the Servicing Fee and Master Servicing Fee with respect to each such Mortgage Loan, but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21;

          (iii) any unscheduled payment or other recovery with respect to a Mortgage Loan not otherwise specified in this paragraph (d), including all Liquidation Proceeds with respect to the Mortgage Loans and REO Property, and all amounts received in connection with the operation of any REO Property, net of (x) any unpaid Servicing Fees and Master Servicing Fees with respect to such Mortgage Loans (but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21) and (y) any amounts reimbursable to the applicable Servicer under the related Servicing Agreement and retained by the Servicer;

          (iv) all Insurance Proceeds;

          (v) all Advances made by the Master Servicer or any Servicer pursuant to Section 5.04 or the applicable Servicing Agreement; and

          (vi) all proceeds of any Mortgage Loan repurchased by the Depositor, Lehman Capital, the Master Servicer or any other Person.

     (e) Funds in the Collection Account may be invested in Eligible Investments selected by and at the written direction of the Depositor, which shall mature not later than the earlier of (a) the Deposit Date (except that if such Eligible Investment is an obligation of the Trustee or the Paying Agent, if other than the Trustee, and such Collection Account is maintained with the Trustee or the Paying Agent, if other than the Trustee, then such Eligible Investment shall mature not later than such applicable Distribution Date) or
(b) the day on which the funds in such Collection Account are required to be remitted to the Trustee for deposit into the Certificate Account, and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be for the benefit of the Depositor and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Collection Account by the Depositor out of its own funds, without any right of reimbursement therefor, immediately as realized. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Collection Account and payments in the nature of late payment charges, assumption fees and other incidental fees and charges relating to the Mortgage Loans (other than Prepayment Premiums) need not be deposited by the Master Servicer in the Collection Account and may be retained by the Master Servicer or the applicable Servicer as additional servicing compensation. If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account. In the event the Depositor does not provide written direction to the Master Servicer pursuant to this Section, all funds on deposit in the Collection Account shall be invested in a money market fund as described in paragraph (viii) of the definition of "Eligible Investment" set forth in Article I.

     Section 4.02. Application of Funds in the Collection Account. The Master Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account for the following purposes:

          (i) to reimburse itself or any Servicer for Advances made by it or by such Servicer pursuant to Section 5.04 or the applicable Servicing Agreement; the Master Servicer's right to reimburse itself pursuant to this subclause (i) is limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) which represent late recoveries (net of the applicable Servicing Fee and the Master Servicing Fee) of payments of principal or interest respecting which any such Advance was made, it being understood, in the case of any such reimbursement, that the Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (ii) to reimburse itself or any Servicer, following a final liquidation of a Mortgage Loan, for any amounts advanced by it or by such Servicer that it determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, it being understood, in the case of any such reimbursement, that such Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (iii) to reimburse itself or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Sections 9.20 and 9.22(a) or the applicable Servicing Agreement in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Mortgage Rate less the applicable Servicing Fee and the Master Servicing Fee for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer's right thereto shall be prior to the rights of the Certificateholders;

          (iv) in the event it has elected not to pay itself the Master Servicing Fee out of any Mortgagor payment on account of interest or other recovery with respect to a particular Mortgage Loan prior to the deposit of such Mortgagor payment or recovery in the Collection Account, to pay to itself the Master Servicing Fee for each Distribution Date and any unpaid Master Servicing Fees for prior Distribution Dates, as reduced pursuant to
     Section 5.05, from any Mortgagor payment as to interest or such other recovery with respect to that Mortgage Loan, as is permitted by this Agreement;

          (v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it or such Servicer pursuant to Sections 9.04, 9.06, 9.16, 9.22(a) or 9.30, or pursuant to the applicable Servicing Agreement, and to reimburse itself for any expenses reimbursable to it pursuant to
     Section 10.01(c);

          (vi) to pay to the Depositor, Lehman Capital, the Transferor, the Special Servicer or the Directing Holder, as applicable, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not distributed on the date on which the related repurchase was effected, and to pay to the applicable Person any Advances to the extent specified in the definition of Purchase Price;

          (vii) to pay to the Depositor income earned on the investment of funds deposited in the Collection Account;

          (viii) to make payments to the Trustee for deposit into the Certificate Account in the amounts and in the manner provided for in
     Section 4.04;

          (ix) to make payment to itself and others pursuant to any provision of this Agreement;

          (x) to withdraw funds deposited in error in the Collection Account;

          (xi) to clear and terminate any Collection Account pursuant to
     Section 7.02;

          (xii) to reimburse a successor Master Servicer (solely in its capacity as successor Master Servicer), for any fee or advance occasioned by a termination of the Master Servicer, and the assumption of such duties by the Trustee or a successor Master Servicer appointed by the Trustee pursuant to Section 6.14, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Trustee thereto shall be prior to the rights of the Certificateholders; and

          (xiii) to reimburse any Servicer for such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to such Servicer, to the extent provided in such Servicing Agreement.

     In connection with withdrawals pursuant to subclauses (i), (ii), (iii),
(iv) and (vi) above, the Master Servicer's or Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan. The Master Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it master services for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to such subclause
(i), (ii), (iii), (iv) and (vi).

     Section 4.03. Reports to Certificateholders. (a) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to each Certificateholder a written report setting forth the following information, which information the Master Servicer will determine (on the basis of information obtained from the Servicers) and deliver to the Trustee no later than two Business Days prior to such Distribution Date:

          (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates and in respect of each Component, to the extent applicable, allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal (with respect to each Mortgage Pool);

          (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates (other than any Class of Principal Only Certificates) and in respect of each Component allocable to interest;

          (iii) the amount, if any, of any distribution to the Holders of the Class X Certificate and the Residual Certificate;

          (iv) (A) the aggregate amount of any Advances required to be made by or on behalf of the Master Servicer or any Servicer (or the Trustee) with respect to such Distribution Date, (B) the aggregate amount of such Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

          (v) the Aggregate Loan Balance and the Pool Balance of each Mortgage Pool as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

          (vi) the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, to the extent applicable, and the Component Principal Amount (or Component Notional Amount) of each Component, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above, separately identifying any reduction of any of the foregoing Certificate Principal Amounts and Component Principal Amounts due to Applied Loss Amounts;

          (vii) the amount of all prepayment penalties or premiums distributed to the Class P Certificates;

          (viii) any Realized Losses realized with respect to the Mortgage Loans in (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

          (ix) the amount of the Master Servicing Fees, Servicing Fees and Trustee Fee paid during the Collection Period to which such distribution relates;

          (x) the number and aggregate Scheduled Principal Balance of Mortgage Loans in each Mortgage Pool, as reported to the Trustee by the Master Servicer, (a) remaining outstanding (b) delinquent 30 to 59 days on a contractual basis, (c) delinquent 60 to 89 days on a contractual basis,
     (d) delinquent 90 or more days on a contractual basis, and (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

          (xi) the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

          (xii) with respect to any Mortgage Loan in any Mortgage Pool that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

          (xiii) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

          (xiv) the aggregate outstanding Carryforward Interest, Net Prepayment Interest Shortfalls, Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, if any, if any, for each Class of Certificates and each Component, after giving effect to the distribution made on such Distribution Date;

          (xv) the Certificate Interest Rate and Component Interest Rate applicable to such Distribution Date with respect to each Class of Certificates and each Component;

          (xvi) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed); and

          (xvii) any other "loan-level" information for any Mortgage Loans in each Mortgage Pool that are delinquent 90 or more days on a contractual basis and any REO Property held by the Trust that is reported by the Master Servicer to the Trustee.

     In the case of information furnished pursuant to subclauses (i), (ii) and
(viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

     In preparing or furnishing the foregoing information to the Trustee, the Master Servicer shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to the Master Servicer by each Servicer, and the Master Servicer shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

     On each Distribution Date, the Trustee shall also deliver or cause to be delivered by first class mail to the Depositor a copy of the above-described written report, to the following address: Mortgage Finance Group, Lehman Brothers Inc., Three World Financial Center, 200 Vesey Street, New York, New York, 10285, Attention: Stanley Labanowski, or to such other address as the Depositor may designate.

     (b) Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee, will be promptly forwarded to the Master Servicer, the Master Servicer shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to investment in the Certificates; provided, however, that the Master Servicer shall be entitled to be reimbursed by such Certificateholder for such Master Servicer's actual expenses incurred in providing such reports and access.

     (c) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to Certificateholders pursuant to Section 4.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. The Master Servicer shall provide the Trustee with such information as is necessary for the Trustee to prepare such reports.

     Section 4.04. Certificate Account. (a) The Trustee shall establish and maintain in its name, as trustee, a special deposit trust account (the "Certificate Account"), to be held in trust for the benefit of the Certificateholders until disbursed pursuant to the terms of this Agreement. The Certificate Account shall be an Eligible Account. If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

     (b) The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Master Servicer to the Trustee, all such amounts. The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

          (i) to withdraw amounts deposited in the Certificate Account in error;

          (ii) to pay the Depositor any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below, and to make payment to the Depositor and others pursuant to any provision of this Agreement;

          (iii) to make payments of the Master Servicing Fee (to the extent not already withheld or withdrawn from the Collection Account by the Master Servicer) to the Master Servicer;

          (iv) to make distributions to the Certificateholders pursuant to
     Article V; and (v) to clear and terminate the Certificate Account pursuant to Section 7.02.

     (c) The Trustee may invest, or cause to be invested, funds held in the Certificate Account at the direction of the Depositor, which funds, if invested, shall be invested in Eligible Investments (which may be obligations of the Trustee). All such investments must be payable on demand or mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Depositor and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Depositor for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefor, immediately as realized. In the event that the Depositor does not provide written direction to the Trustee pursuant to this Section, all funds on deposit in the Certificate Account shall be invested in a money market or common trust fund as described in paragraph (ix) of the definition of "Eligible Investment" set forth in Article I.

     Section 4.05. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates or consist of any LIBOR Components, then on each LIBOR Determination Date the Master Servicer shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

          (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places;

          (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either (A) the rate per annum which the Master Servicer determines to be the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rates that New York City banks selected by the Depositor are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Master Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Depositor are quoting on such LIBOR Determination Date to leading European banks; and

          (iii) If on any LIBOR Determination Date the Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Master Servicer and the Master Servicer's subsequent calculation of the Certificate Interest Rate or Component Interest Rate (or Rates) applicable to the LIBOR Certificates and LIBOR Components for the relevant Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Master Servicer may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIUS01M" on the Bloomberg Financial Markets Commodities News.

     (c) As used herein, "Reference Banks" shall mean four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Bloomberg Screen LIUS01M Index Page" (as described in the definition of LIBOR) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Depositor and are able and willing to provide such quotations to the Depositor on each LIBOR Determination Date. The Reference Banks initially shall be:
Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Depositor shall use its best efforts to designate alternate Reference Banks.

     (d) If (i) with respect to any LIBOR Determination Date LIBOR is determined pursuant to clause (a)(iii) of this Section and (ii) on the next succeeding LIBOR Determination Date LIBOR would, without giving effect to this paragraph (d), be determined pursuant to such clause (a)(iii), then the Depositor shall select an alternative interest rate index over which the Depositor has no control that is used for determining Eurodollar lending rates and is calculated and published (or otherwise made available) by an independent third party, and such alternative interest rate index shall constitute LIBOR for all purposes hereof.

                                   ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

     Section 5.01. Distributions Generally. (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $2,500,000 (or an aggregate initial Notional Amount of at least $25,000,000, in the case of a Class AIO Certificate), or, in the case of a Class X Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee or at the office of the New York Presenting Agent. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

     (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts (or initial Class Notional Amounts).

     Section 5.02. Distributions from the Certificate Account. (a) On each Distribution Date the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account the Total Distribution Amount with respect to each Mortgage Pool for such date, shall allocate such amount to the interests issued in respect of REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5 and shall distribute such amount as specified in this Section.

     (b) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for such date in the following order of priority:

          (i) to the Trustee, the Trustee Fee for such Distribution Date;

          (ii) pro rata, on the basis of interest otherwise payable, to the Class A1, Class A2, Class A3, Class A4 and Class AIO Certificates, Current Interest for each such Class and such Distribution Date and any Carryforward Interest for each such Class and such Distribution Date;

          (iii) to the Class M1 Certificates, Current Interest for such Class and such Distribution Date;

          (iv) to the Class M2 Certificates, Current Interest for such Class and such Distribution Date;

          (v) to the Class B Certificates, Current Interest for such Class and such Distribution Date; and

          (vi) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Interest Remittance Amount remaining after application pursuant to clauses
     (i) through (v) above.

     (c) On each Distribution Date, the Trustee shall distribute the Principal Distribution Amount with respect to each Mortgage Pool for such date as follows:

          (i) On each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, the Trustee will make the following distributions in the following order:

               (1) until the aggregate Certificate Principal Amount of all of the Certificates equals Target Amount 1 for such Distribution Date, the Principal Distribution Amount for Pool 1 will be distributed in the following order of priority:

                    (A) to the Class A1 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (B) concurrently, pro rata, to the Class A2 Certificates
               and to the Class A3 and Class A4 Certificates as a group, as follows:

          (I) to the Class A2 Certificates, until the Class Principal Amount of such Class has been reduced to zero;

          (II) to the Class A3 and Class A4 Certificates, sequentially in that order, until the Class Principal Amount of each such Class has been reduced to zero;

                    (C) to the Class M1 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (D) to the Class M2 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (E) to the Class B Certificates, until the Class Principal
               Amount of such Class has been reduced to zero; and

                    (F) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (A) through (E) above.

               (2) until the aggregate Certificate Principal Amount of all of the Certificates equals Target Amount 2 for such Distribution Date, the Principal Distribution Amount for Pool 2 will be distributed in the following order of priority:

                    (A) to the Class A2 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (B) concurrently, pro rata, to the Class A1 Certificates
               and to the Class A3 and Class A4 Certificates as a group, as follows:

                         (I) to the Class A1 Certificates, until the Class
                    Principal Amount of such Class has been reduced to zero;

                         (II) to the Class A3 and Class A4 Certificates,
                    sequentially in that order, until the Class Principal Amount of each such Class has been reduced to zero;

                    (C) to the Class M1 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (D) to the Class M2 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (E) to the Class B Certificates, until the Class Principal
               Amount of such Class has been reduced to zero; and

                    (F) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (A) through (E) above.

               (3) until the aggregate Certificate Principal Amount of all of the Certificates equals Target Amount 3 for such Distribution Date, the Principal Distribution Amount for Pool 3 will be distributed in the following order of priority:

                    (A) to the Class A3 and Class A4 Certificates, sequentially in that order, until the Class Principal Amount of each such Class has been reduced to zero;

                    (B) concurrently, pro rata, to the Class A1 and Class A2
               Certificates, until the Class Principal Amount of each such Class has been reduced to zero;

                    (C) to the Class M1 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (D) to the Class M2 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (E) to the Class B Certificates, until the Class Principal
               Amount of such Class has been reduced to zero; and

                    (F) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (A) through (E) above.

          (ii) On each Distribution Date (a) on or after the Stepdown Date and
     (b) with respect to which a Trigger Event has not occurred, the Principal Distribution Amounts for all Mortgage Pools for such date will be distributed in the following order of priority:

               (1) to the Class A1 Certificates (in the case of Pool 1), to the Class A2 Certificates (in the case of Pool 2), and to the Class A3 and Class A4 Certificates, sequentially in that order (in the case of Pool 3), an amount equal to the lesser of (x) the Principal Distribution Amount for the related Mortgage Pool for such Distribution Date and (y) the Senior Principal Distribution Amount for such Mortgage Pool for such date, in each case until the Class Principal Amount of such Class (or each such Class) has been reduced to zero;

               (2) concurrently, pro rata on the basis of their Class Principal Amounts after giving effect to distributions pursuant to clause (1) above, to the Class A1 Certificates, to the Class A2 Certificates and to the Class A3 and Class A4 Certificates, as a group, the lesser of
          (x) the aggregate of the Principal Distribution Amounts for such Distribution Date remaining after distributions pursuant to clause
          (1) above and (y) the aggregate of the Senior Principal Distribution Amounts for such date remaining after distributions pursuant to clause (1) above, as follows:

                    (A) to the Class A1 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (B) to the Class A2 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero; and

                    (C) to the Class A3 and Class A4 Certificates, sequentially in that order, until the Class Principal Amount of each such Class have been reduced to zero;

               (3) to the Class M1 Certificates, an amount equal to the lesser of (x) the excess of (a) the aggregate Principal Distribution Amounts for each of Pool 1, Pool 2 and Pool 3 for such Distribution Date over
          (b) the amount distributed to the Senior Certificates on such date pursuant to clauses (1) and (2) above, and (y) the M1 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

               (4) to the Class M2 Certificates, an amount equal to the lesser of (x) the excess of (a) the aggregate Principal Distribution Amounts for each of Pool 1, Pool 2 and Pool 3 for such Distribution Date over
          (b) the amount distributed to the Senior Certificates and the Class M1 Certificates on such date pursuant to clauses (1) through (3) above, and (y) the M2 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

               (5) to the Class B Certificates, an amount equal to the lesser of (x) the excess of (a) the aggregate Principal Distribution Amounts for each of Pool 1, Pool 2 and Pool 3 for such Distribution Date over
          (b) the amount distributed to the Senior Certificates and the Class M1 and Class M2 Certificates on such date pursuant to clauses (1) through (4) above, and (y) the B Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero; and

               (6) for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (1) through (5) above.

     Notwithstanding the foregoing, on any Distribution Date on which the Class Principal Amount of each Class of Certificates having a higher priority of distribution has been reduced to zero, any remaining Principal Distribution Amount will be distributed to the remaining Certificates in the order of priority set forth above until the Class Principal Amount of each such Class has been reduced to zero.

     (d) On each Distribution Date, the Trustee shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

          (i) until the aggregate Certificate Principal Amount of all of the Certificates equals the Aggregate Loan Balance for such Distribution Date minus the Targeted Overcollateralization Amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the Certificates, in the following order of priority:

               (1) concurrently, pro rata, in proportion to their respective Class Principal Amounts after giving effect to distributions on such Distribution Date, to the Class A1 Certificates, to the Class A2 Certificates and to the Class A3 and Class A4 Certificates as a group, as follows:

                    (A) to the Class A1 Certificates, until the Class Principal
               Amount of such Class has been reduced to zero;

                    (B) to the Class A2 Certificates. until the Class Principal
               Amount of such Class has been reduced to zero;

                    (C) to the Class A3 and Class A4 Certificates, sequentially in that order, until the Class Principal Amount of each such Class has been reduced to zero;

               (2) to the Class M1 Certificates, until the Class Principal Amount of such Class has been reduced to zero;

               (3) to the Class M2 Certificates, until the Class Principal Amount of such Class has been reduced to zero; and

               (4) to the Class B Certificates, until the Class Principal Amount of such Class has been reduced to zero;

          (ii) to the Basis Risk Reserve Fund, and then, concurrently, to the Senior Certificates, in proportion to any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall with respect to each such Senior Certificate, and then sequentially, to the Class M1, Class M2 and Class B Certificates, in that order, from the Basis Risk Reserve Fund, in an amount equal to the unpaid amount of any applicable Basis Risk Shortfall for such date and any applicable Unpaid Basis Risk Shortfall for such date, as required by Section 5.07 of this Agreement;

          (iii) to the Class M1 Certificates, any Carryforward Interest for such Class and such date;

          (iv) to the Class M1 Certificates, any Deferred Amount for such Class and such date;

          (v) to the Class M2 Certificates, any Carryforward Interest for such Class and such date;

          (vi) to the Class M2 Certificates, any Deferred Amount for such Class and such date;

          (vii) to the Class B Certificates, any Carryforward Interest for such Class and such date;

          (viii) to the Class B Certificates, any Deferred Amount for such Class and such date;

          (ix) to the Special Servicer, any monthly servicing compensation with respect to the Mortgage Loans as provided in the Special Servicing Compensation Agreement, other than the Base Servicing Fee and any Incentive Fees with respect to the related Collection Period;

          (x) to the Basis Risk Reserve Fund, an amount equal to the Required Reserve Fund Deposit for such Distribution Date;

          (xi) to the Class X Certificate, the Class X Distributable Amount for such Distribution Date, together with any amounts withdrawn from the Basis Risk Reserve Fund for distribution to such Class X Certificate pursuant to
     Section 5.07(c) and (d) on such date; and

          (xii) to the Class R Certificate, any amount remaining on such date after application pursuant to clauses (i) through (xi) above.

     Section 5.03. Allocation of Losses. On each Distribution Date, the Class Principal Amounts of the Class M1, Class M2 and Class B Certificates will be reduced by the amount of any Applied Loss Amount for such date, in the following order of priority:

          (i) to the Class B Certificates, until the Class Principal Amount thereof has been reduced to zero;

          (ii) to the Class M2 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

          (iii) to the Class M1 Certificates, until the Class Principal Amount thereof has been reduced to zero.

     Section 5.04. Advances by Master Servicer and Trustee. (a) Advances shall be made in respect of each Deposit Date as provided herein. If, on any Determination Date, the Master Servicer determines that any Scheduled Payments due during the related Collection Period (other than Balloon Payments) have not been received, the Master Servicer shall, or cause the applicable Servicer to, advance such amount, less an amount, if any, to be set forth in an Officer's Certificate to be delivered to the Trustee on such Determination Date, which if advanced the Master Servicer or the applicable Servicer has determined would not be recoverable from amounts received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds or otherwise. If the Master Servicer determines that an Advance is required, it shall on the Deposit Date immediately following such Determination Date either (i) remit to the Trustee from its own funds (or funds advanced by the applicable Servicer) for deposit in the Certificate Account immediately available funds in an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.04, used by the Master Servicer to make such Advance, and remit such immediately available funds to the Trustee for deposit in the Certificate Account or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any funds being held in the Collection Account for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by remittance to the Trustee for deposit in the Certificate Account on or before any future Deposit Date to the extent that funds in the Certificate Account on such Deposit Date shall be less than payments to Certificateholders required to be made on the related Distribution Date. The Master Servicer and each Servicer shall be entitled to be reimbursed from the Collection Account for all Advances made by it as provided in Section 4.02.

     (b) In the event that the Master Servicer fails for any reason to make an Advance required to be made pursuant to Section 5.04 on or before the Deposit Date, the Trustee, as successor Master Servicer pursuant to Section 6.14, shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Master Servicer or any Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by the Master Servicer or any Servicer with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Certificate Account for Advances made by it pursuant to this Section 5.04 as if it were the Master Servicer.

     Section 5.05. Compensating Interest Payments. The amount of the Aggregate Master Servicing Compensation payable to the Master Servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent such Compensating Interest Payment is not actually made by a Servicer on the applicable Remittance Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

     Section 5.06. REMIC 1, REMIC 2, REMIC 3, REMIC 4, and REMIC 5 Allocations.

     (a) With respect to REMIC 1 and on each Distribution Date, all collections and other recoveries allocable to principal of the Mortgage Loans shall be allocated first to the Class T1-2 Interest in an amount sufficient to reduce its principal balance so that it corresponds to the Class AIO Class Notional Amount for such date; the balance will be allocated to the Class T1-1 Interest. Realized Losses and Net Prepayment Interest Shortfalls with respect to the Mortgage Loans will be allocated first to the Class T1-1 Interest and then to the Class T1-2 Interest.

     (b) The initial principal balances of the Class T2-1, Class T2-2 and Class T2-3 Interests shall equal 98%, 1% and 1%, respectively, of the Cut-off Date Aggregate Loan Balance. With respect to each Distribution Date, 98% of all collections and other recoveries allocable to principal of the Class T1-1 and Class T1-2 Interests will be allocated to the Class T2-1 Interest. Remaining amounts allocable to principal of the Pool 1 Mortgage Loans on such Distribution Date will be allocated first to the Class T2-3 Interest up to an amount equal to 2% of any amount that represents an Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally to the Class T2-2 and Class T2-3 Interests. Interest accruing on the Class T2-3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Adjusted Overcollateralization Amount from the immediately preceding Distribution Date will be deferred and added to the principal balance of the Class T2-3 Interest. The amount of interest accrued and deferred on the Class T2-3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T2-2 Interest.

     (c) On each Distribution Date, the Realized Losses attributable to the Mortgage Loans for such date shall be allocated 98% to the Class T2-1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T2-3 Interest to the extent that the principal balance of the Class T2-3 Interest exceeds that of the Class T2-2 Interests and then equally between the Class T2-2 Interest and the Class T2-3 Interest.

     (d) On each Distribution Date, Net Prepayment Interest Shortfalls with respect to the Mortgage Loans shall be allocated ratably among the Class T2-1, Class T2-2 and Class T2-3 Interests in proportion to their rights to receive interest on such Distribution Date.

     (e) The Class T2-4 Interest does not have a principal balance but is entitled to receive interest payments on each Distribution Date in an amount equal to the Interest Payments at the Class AIO Certificate Interest Rate on a notional balance equal to the Class T1-2 Interest Balance on such date (without regard to principal payments made on the Class T1-2 Interest on such date).

     (f) The initial principal balances of the Class T3-1 Interest, Class T3-2 Interest and Class T3-3 Interest shall equal 98%, 1% and 1%, respectively, of the Cut-off Date Aggregate Loan Balance. The Class T3-4 shall not have a principal balance. On each Distribution Date, all collections and other recoveries allocable to principal of the Mortgage Loans will be allocated 98% to the Class T3-1 Interest. Remaining amounts allocable to principal of the Mortgage Loans on such Distribution Date will be allocated first to the Class T3-3 Interest up to an amount equal to 2% of any amount that represents an Adjusted Overcollateralization Release Amount for such Distribution Date and then equally to the Class T3-2 and Class T3-3 Interests. Interest accruing on the Class T3-3 Interest in respect of such Distribution Date in an amount equal to 1% of the increase in the Adjusted Overcollateralization Amount from the immediately preceding Distribution Date will be deferred and added to the principal balance of the Class T3-3 Interest. The amount of interest accrued and deferred on the Class T3-3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal to the Class T3-2 Interest.

     (g) On each Distribution Date, the Realized Losses on the Mortgage Loans for such date shall be allocated 98% to the Class T3-1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T3-3 Interest to the extent that the principal balance of the Class T3-3 Interest exceeds that of the Class T3-2 Interest and then equally between the Class T3-2 Interest and the Class T3-3 Interests.

     (h) On each Distribution Date, Net Prepayment Interest Shortfalls with respect to the Pool 1 Mortgage Loans shall be allocated ratably among the Class T3-1, Class T3-2, and the Class T3-3 Interests in proportion to their rights to receive interest on such Distribution Date.

     (i) The Class T3-5 Interest does not have a principal balance but is entitled to receive interest payments on each Distribution Date in an amount equal to the Interest Payments at the Class AIO Certificate Interest Rate on a notional balance equal to the Class T1-2 Interest balance on such date (without regard to principal payments made on the Class T1-2 Interest on such date).

     (j) On each Distribution Date, the Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, and Class T4-7 Interests shall be entitled to receive all collections and other recoveries allocable to principal on the Mortgage Loans and such principal shall be distributed in a manner that correspond to the distributions made with respect to the corresponding class of Interests in REMIC 5 (the Class T5-1, Class T5-2, Class T5-3, Class T5-4, Class T5-5, Class T5-6 and Class T5-7 Interests, respectively).

     (k) On each Distribution Date, interest that accrues with respect to the Class T4-8, Class T4-9, and Class T4-10 Interests during the related Accrual Period shall be distributed as principal on the Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6 and Class T4-7 Interests to the extent needed to achieve the Targeted Overcollateralization Amount for such Distribution Date, and, to the extent not needed for this purpose, shall be distributed with respect to the Class T4-8, Class T4-9, and Class T4-10 Interests in proportion to their entitlements to current and accrued undistributed interest. Interest that accrues on the Class T4-8, Class T4-9, and Class T4-10 Interests shall not itself bear interest.

     (l) On each Distribution Date, REMIC 4 shall allocate Realized Losses with respect to the Mortgage Loans as follows:

          first, to the Class T4-1 Interest, to the extent that its principal balance exceeds the principal balance of the Class T5-1 Interest as of such Distribution Date (after giving effect to any distributions made on such date);

          second, to the Class T4-2 Interest, to the extent that its principal balance exceeds the principal balance of the Class T5-2 Interest as of such Distribution Date (after giving effect to any distributions made on such date);

          third, to the Class T4-3 Interest, to the extent that its principal balance exceeds the principal balance of the Class T5-3 Interest as of such Distribution Date (after giving effect to any distributions made on such date);

          fourth, to the Class T4-4 Interest, to the extent that its principal balance exceeds the principal balance of the Class T5-4 Interest as of such Distribution Date (after giving effect to any distributions made on such date);

          fifth, to the Class T4-5 Interest, to the extent that its principal balance exceeds the principal balance of the Class T5-5 Interest as of such Distribution Date (after giving effect to any distributions made on such date);

          sixth, to the Class T4-6 Interest, to the extent that its principal balance exceeds the principal balance of the Class T5-6 Interest as of such Distribution Date (after giving effect to any distributions made on such date);

          seventh, proportionately, to the accrued interest balances of the Class T4-8, Class T4-9, and Class T4-10 Interests; and

          eighth, in a manner that will cause any amount due on each REMIC 4 Regular Interest to equal the amount due on the corresponding Class of Regular interests in REMIC 5.

     (m) The Class T4-11 Interest does not have a principal balance but is entitled to receive interest payments on each Distribution Date in an amount equal to the Interest Payments at the Class AIO Certificate Interest Rate on a notional balance equal to the Class T1-2 Interest balance on such date (without regard to principal payments made on the Class T1-2 Interest on such date).

     (n) On each Distribution Date, Net Prepayment Interest Shortfalls shall be allocated ratably among the REMIC 4 Regular Interests according to their right to receive interest on such Distribution Date.

     (o) On each Distribution Date, The Class T5-1, Class T5-2, Class T5-3, Class T5-4, Class T5-6, and Class T5-7 Interests shall be entitled to receive principal and interest payments that correspond to those to be made on the Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, and Class B Certificates, respectively (determined without regard to any amounts due from the Basis Risk Reserve Fund). On each Distribution Date, interest that accrues with respect to the Class T5-8, Class T5-9, Class T5-10, Class T5-11, Class T5-12, Class T5-13, Class T5-14, and Class T5-15 Interests during the related Accrual Period shall be distributed as principal on the Class T5-1, Class T5-2, Class T5-3, Class T5-4, Class T5-5, Class T5-6, and Class T5-7 Interests to the extent needed to fund the Excess Principal Distribution Amount, and, to the extent not needed for this purpose, shall be distributed with respect to the Class T5-8, Class T5-9, Class T5-10, Class T5-11, Class T5-12, Class T5-13, Class T5-14 and Class T5-15 Interests in proportion to their entitlement to current and accrued undistributed interest. Interest that accrues on the Class T5-8, Class T5-9, Class T5-10, Class T5-11, Class T5-12, Class T5-13, Class T5-14, and Class T5-15 Interests shall not itself bear interest.

     (p) The Class T5-16 Interest does not have a principal balance but is entitled to receive interest payments on each Distribution Date in an amount equal to the Interest Payments at the Class AIO Certificate Interest Rate on a notional balance equal to the Class T1-2 Interest balance on such date (without regard to principal payments made on the Class T1-2 Interest on such date).

     (q) With respect to each Distribution Date, the Applied Loss Amount with respect to REMIC 5 and any Distribution Date shall be allocated among the REMIC 5 Regular Interests in accordance with the allocations provided in Section 5.03 hereof for the corresponding Classes of Components.

     (r) With respect to each Mortgage Pool and on each Distribution Date, Net Prepayment Interest Shortfalls shall be allocated ratably among the Class T5-8, Class T5-9, Class T5-10, Class T5-11, Class T5-12, Class T5-13, Class T5-14, and Class T5-15 Interests in proportion to the interest accruing on those Interests with resect to such Distribution Date.

     Section 5.07. Basis Risk Reserve Fund. (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the holders of the Class A1, Class A2, Class A3, Class A4, Class M1, Class M2 and Class B Certificates, a Basis Risk Reserve Fund, into which the Depositor shall deposit $1,000. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

     (b) On each Distribution Date on which the Net Excess Spread is less than 0.25%, the Trustee shall transfer the Required Reserve Fund Deposit from the Certificate Account to the Basis Risk Reserve Fund pursuant to Section 5.02(e)(xi). The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Section 5.02(d)(ii).

     (c) Funds in the Basis Risk Reserve Fund shall be invested in Permitted Investments. Any earnings on such amounts shall be distributed to the related Class X Certificate pursuant to Section 5.02(e)(xi). The Class X Certificate shall evidence ownership of the Basis Risk Reserve Fund for federal income tax purposes and the Holder thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein. In the absence of written instructions from the Class X Certificateholder as to investment of funds on deposit in the Basis Risk Reserve Fund, such funds shall be invested in the Trustee's Corporate Trust Short Term Investment Fund. Any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Reserve Fund Deposit on any Distribution Date shall be distributed to the Class X Certificate on the following Distribution Date.

     (d) Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Class X Certificateholder pursuant to Section 5.02(d)(xi).

                                  ARTICLE VI

                   CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

     Section 6.01. Duties of Trustee. (a) The Trustee, except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs unless the Trustee is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer, to the Trustee pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee pursuant to this Agreement.

     (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in
     Section 6.19 hereof;

          (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or
     (ii) to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

          (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

          (iv) The Trustee shall not be responsible for any act or omission of the Master Servicer.

     (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee,
(ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

     (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     (f) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     (g) Subject to Section 4.04, the Trustee shall not be held liable by reason of any insufficiency in any account (including without limitation the Collection Amount) held by or on behalf of the Trustee resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (h) Except as otherwise provided herein, the Trustee shall have no duty
(A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account or the Certificate Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     Section 6.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 6.01:

          (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation;

          (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment, provided that the Trustee shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee;

          (vi) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

          (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

     Section 6.03. Trustee Not Liable for Certificates. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Collection Account, the Certificate Account, any Escrow Account or any other fund or account maintained with respect to the Certificates. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Except as otherwise provided herein, the Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     Section 6.04. Trustee May Own Certificates. The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

     Section 6.05. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC and (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

     Section 6.06. Resignation and Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee and one copy to the Master Servicer. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating, then the Depositor shall remove the Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee and one copy to the Master Servicer.

     (c) The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee so removed and one copy to the Master Servicer; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee in accordance with this Section.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.07.

     Section 6.07. Successor Trustee. (a) Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Master Servicer and the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. The expenses of such mailing shall be borne by the Master Servicer.

     Section 6.08. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

     Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian.
(a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Advances pursuant to Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

     (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

          (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

          (iv) the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

     (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

     (g) The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

     Section 6.10. Authenticating Agents. (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

     Section 6.11. Indemnification of Trustee. The Trustee and its directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding and incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

          (i) with respect to any such claim, the Trustee shall have given the Depositor, the Master Servicer and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

          (iii) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

     The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

     Section 6.12. Fees and Expenses of Trustee. The Trustee will receive compensation and reimbursement or payment of its expenses hereunder and under the Custodial Agreement from the Depositor as provided in the letter agreement dated February 5, 1999 between the Depositor and the Trustee, which is attached hereto as Exhibit M.

     Section 6.13. Collection of Monies. Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Master Servicer, the Trustee shall request the Master Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

     Section 6.14. Events of Default; Trustee To Act; Appointment of Successor.
(a) The occurrence of any one or more of the following events shall constitute an "Event of Default"):

          (i) Any failure by the Master Servicer to furnish the Trustee the Mortgage Loan data sufficient to prepare the reports described in Section 4.03(a) which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or to such Master Servicer and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby; or

          (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Master Servicer contained in this Agreement which continues unremedied for a period of 30 days (or 15 days, in the case of a failure to maintain any Insurance Policy required to be maintained pursuant to this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Trustee, or to such Master Servicer and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby; or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

          (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to such Master Servicer or of or relating to all or substantially all of its property; or

          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.27 hereof; or

          (vii) If a representation or warranty set forth in Section 9.14 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 60 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of not less than 25% of the Aggregate Certificate Principal Amount of each Class of Certificates; or

          (viii) A sale or pledge of the any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates; or

          (ix) Any Servicer at any time is not either an FNMA- or FHLMC-approved servicer, and the Master Servicer has not terminated the rights and obligations of such Servicer under the applicable Servicing Agreement and replaced such Servicer with an FNMA- or FHLMC-approved servicer within 45 days of the absence of such approval; or

          (x) Any failure of the Master Servicer to remit to the Trustee any payment required to be made to the Trustee for the benefit of Certificateholders under the terms of this Agreement, including any Advance, on any Deposit Date.

     If an Event of Default described in clauses (i) through (ix) of this
Section 6.14 shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section 6.14, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. If an Event of Default described in clause (x) of this Section 6.14 shall occur, then, in each and every case, subject to applicable law, the Trustee, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under the terms of this Agreement; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Mortgagors of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Collection Account maintained by such defaulting Master Servicer and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

     Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 4.02(i), (ii), (iii), (iv), (v) and (ix) to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

     If any Event of Default shall occur, the Trustee shall promptly notify the Rating Agencies of the nature and extent of such Event of Default. The Trustee shall immediately give written notice to the Master Servicer upon such Master Servicer's failure to remit funds on the Deposit Date.

     (b) On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.29, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section
9.14. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.

     (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

     Section 6.15. Additional Remedies of Trustee Upon Event of Default. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in
Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 6.16. Waiver of Defaults. 35% or more of the Aggregate Voting Interests of Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 6.17. Notification to Holders. Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

     Section 6.18. Directions by Certificateholders and Duties of Trustee During Event of Default. Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 6.19. Action Upon Certain Failures of the Master Servicer and Upon Event of Default. In the event that the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.

                                  ARTICLE VII

                        PURCHASE OF MORTGAGE LOANS AND
                         TERMINATION OF THE TRUST FUND

     Section 7.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans. (a) The respective obligations and responsibilities of the Trustee and the Master Servicer created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.02, the obligation of the Master Servicer to make a final remittance to the Trustee for deposit into the Certificate Account pursuant to Section 4.01 and the obligations of the Master Servicer to the Trustee pursuant to Sections 9.10 and 9.14) shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and
(ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b) or (c); provided, however, that in no event shall the Trust Fund created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Maturity Date. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

     (b) On any Distribution Date occurring on after the date on which the Aggregate Loan Balance is less than 10% of the Cut-off Date Aggregate Loan Balance, the Class X Certificateholder has the option to cause the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property. Upon exercise of such option, the property of the Trust Fund shall be sold to the Class X Certificateholder at a price (the "Termination Price") equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Collection Period immediately preceding the related Distribution Date to the date of such repurchase and (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an appraiser or appraisers mutually agreed upon by the Master Servicer and the Trustee. If the Class X Certificateholder has not exercised such option by the close of business on the third Distribution Date following the Distribution Date specified above, the Depositor shall have the option to cause the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property to the Depositor at the Termination Price. If the Depositor elects to exercise such right, then upon receipt of notice thereof the Trustee shall promptly notify the Class X Certificateholder thereof, in writing, and shall effect the transfer of the Mortgage Loans and related property to the Depositor as provided herein only if the Trustee does not receive notification from the Class X Certificateholder within ten Business Days of the sending of such notice that such Certificateholder intends to promptly exercise its option to purchase such Mortgage Loans and related property. The Master Servicer or the applicable Servicer (or the Trustee, if applicable) shall be reimbursed from the Termination Price for any Mortgage Loan or related REO Property for any Advances made or other amounts advanced with respect to the Mortgage Loans that are reimbursable to the Master Servicer or the applicable Servicer under this Agreement or the applicable Servicing Agreement (or to the Trustee hereunder), together with any accrued and unpaid compensation due to the Master Servicer and Servicer hereunder or thereunder.

     Section 7.02. Procedure Upon Termination of Trust Fund. (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders mailed upon (x) the sale of all of the property of the Trust Fund by the Trustee pursuant to Section 7.01(b) or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate, or request the Master Servicer to terminate, the Collection Account it maintains, the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

     Section 7.03. Additional Trust Fund Termination Requirements. (a) Any termination of the Trust Fund shall be effected in accordance with the following additional requirements, unless the Trustee seeks (at the request of the party exercising the option to purchase all of the Mortgage Loans pursuant to Section 7.01(b)), and subsequently receives, an Opinion of Counsel (at the expense of such requesting party), addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section
7.03 will not (i) result in the imposition of taxes on any REMIC under the REMIC Provisions or (ii) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification by the Directing Holder or the Depositor that it intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

          (ii) Any sale of the assets of the Trust Fund pursuant to Section
     7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

          (iii) On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

          (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

     (b) By its acceptance of a Residual Certificate, each Holder thereof hereby (i) authorizes the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the related REMIC and (ii) agrees to take such other action as may be necessary to adopt a plan of complete liquidation of the related REMIC, which authorization shall be binding upon all successor Residual Certificateholders.

                                 ARTICLE VIII

                         RIGHTS OF CERTIFICATEHOLDERS

     Section 8.01. Limitation on Rights of Holders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.02. Access to List of Holders. (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

     (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

     (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 8.03. Acts of Holders of Certificates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and Master Servicer, if made in the manner provided in this Section. Each of the Trustee and Master Servicer shall promptly notify the other of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the other.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                            BY THE MASTER SERVICER

     Section 9.01. Duties of the Master Servicer. The Certificateholders, by their purchase and acceptance of the Certificates, appoint Norwest Bank Minnesota, National Association, as Master Servicer. For and on behalf of the Depositor, the Trustee and the Certificateholders, the Master Servicer shall master service the Mortgage Loans in accordance with the provisions of this Agreement and the provisions of the applicable Servicing Agreement.

     Section 9.02. Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy. (a) The Master Servicer, at its expense, shall maintain in effect a Master Servicer Fidelity Bond and a Master Servicer Errors and Omissions Insurance Policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The Master Servicer Errors and Omissions Insurance Policy and the Master Servicer Fidelity Bond shall be in such form and amount that would be consistent with coverage customarily maintained by master servicers of mortgage loans similar to the Mortgage Loans. The Master Servicer shall (i) require each Servicer to maintain an Errors and Omissions Insurance Policy and a Servicer Fidelity Bond in accordance with the provisions of the applicable Servicing Agreement, (ii) cause each Servicer to provide to the Master Servicer certificates evidencing that such policy and bond is in effect and to furnish to the Master Servicer any notice of cancellation, non-renewal or modification of the policy or bond received by it, as and to the extent provided in the applicable Servicing Agreement, and (iii) furnish copies of the certificates and notices referred to in clause (ii) to the Trustee upon its request.

     (b) The Master Servicer shall promptly report to the Trustee any material changes that may occur in the Master Servicer Fidelity Bond or the Master Servicer Errors and Omissions Insurance Policy and shall furnish to the Trustee, on request, certificates evidencing that such bond and insurance policy are in full force and effect. The Master Servicer shall promptly report to the Trustee all cases of embezzlement or fraud, if such events involve funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Master Servicer shall promptly furnish a copy of such report to the Trustee. Any amounts relating to the Mortgage Loans collected by the Master Servicer under any such bond or policy shall be promptly remitted by the Master Servicer to the Trustee for deposit into the Certificate Account. Any amounts relating to the Mortgage Loans collected by any Servicer under any such bond or policy shall be remitted to the Master Servicer to the extent provided in the applicable Servicing Agreement.

     Section 9.03. Master Servicer's Financial Statements and Related Information. For each year this Agreement is in effect, the Master Servicer shall submit to the Trustee, each Rating Agency and the Depositor a copy of its annual unaudited financial statements on or prior to May 31 of each year, beginning May 31, 2000. Such financial statements shall include a balance sheet, income statement, statement of retained earnings, statement of additional paid-in capital, statement of changes in financial position and all related notes and schedules and shall be in comparative form, certified by a nationally recognized firm of Independent Accountants to the effect that such statements were examined and prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year.

     Section 9.04. Power to Act; Procedures. (a) The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, and each Servicer shall have full power and authority (to the extent provided in the applicable Servicing Agreement) to do any and all things that it may deem necessary or desirable in connection with the servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided that the Master Servicer shall not take, or knowingly permit any Servicer to take, any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any Servicer to make any modification, waiver or amendment of any term of any Mortgage Loan that would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Servicer, and each Servicer, to the extent such authority is delegated to such Servicer by the Master Servicer under the applicable Servicing Agreement, is hereby authorized and empowered by the Trustee when the Master Servicer or a Servicer, as the case may be, believes it appropriate in its best judgment and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, to execute and deliver, on behalf of itself and the Certificateholders, the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, upon request, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, necessary or appropriate to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, then upon request of the Trustee, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section
6.09 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

     (b) In master servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures, and shall cause each Servicer to employ procedures (including, but not limited to, collection procedures), consistent with the applicable Servicing Agreement. Consistent with the foregoing, the Master Servicer may, and may permit any Servicer to, in its discretion (i) waive any late payment charge (but not any Prepayment Premium) and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the maturity of any Mortgage Loan shall not be extended past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any extension described in clause (ii) above, the Master Servicer shall make or cause the applicable Servicer to make Advances on the related Mortgage Loan in accordance with the provisions of Section 5.04 on the basis of the amortization schedule of such Mortgage Loan without modification thereof by reason of such extension. Notwithstanding anything to the contrary in this Agreement, the Master Servicer shall not, unless default by the related Mortgagor is, in the reasonable judgment of the Master Servicer, imminent, permit any modification, waiver or amendment of any material term of any Mortgage Loan (including but not limited to the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan or the collateral therefor) unless the Master Servicer shall have provided or caused to be provided to the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not be treated as giving rise to a new debt instrument for federal income tax purposes and would not adversely affect the status of the REMIC.

     Section 9.05. Servicing Agreements Between the Master Servicer and Servicers; Enforcement of Servicers' Obligations. (a) Each Servicing Agreement requires the applicable Servicer to service the Mortgage Loans in accordance with the provisions thereof. References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a Servicer on behalf of the Master Servicer. Any fees and other amounts payable to such Servicers shall be deducted from amounts remitted to the Master Servicer by the applicable Servicer and shall not be an obligation of the Trust.

     (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, terminate the rights and obligations of such Servicer thereunder and either act as servicer of the related Mortgage Loans or cause Lehman Capital to enter into a Servicing Agreement with a successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor initially (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed, and then,
(iii) to the extent that such amounts are insufficient to reimburse the Master Servicer for the costs of such enforcement, from the Collection Account.

     Section 9.06. Collection of Taxes, Assessments and Similar Items. (a) To the extent provided in the applicable Servicing Agreement, the Master Servicer shall cause each Servicer to establish and maintain one or more custodial accounts at a depository institution (which may be a depository institution with which the Master Servicer or any Servicer establishes accounts in the ordinary course of its servicing activities), the accounts of which are insured to the maximum extent permitted by the FDIC (each, an "Escrow Account") and to deposit therein any collections of amounts received with respect to amounts due for taxes, assessments, water rates, Standard Hazard Insurance Policy premiums or any comparable items for the account of the Mortgagors. Withdrawals from any Escrow Account may be made (to the extent amounts have been escrowed for such purpose) only in accordance with the applicable Servicing Agreement. Each Servicer shall be entitled to all investment income not required to be paid to Mortgagors on any Escrow Account maintained by such Servicer. The Master Servicer shall make (or cause to be made) to the extent provided in the applicable Servicing Agreement advances to the extent necessary in order to effect timely payment of taxes, water rates, assessments, Standard Hazard Insurance Policy premiums or comparable items in connection with the related Mortgage Loan (to the extent that the Mortgagor is required, but fails, to pay such items), provided that it has determined that the funds so advanced are recoverable from escrow payments, reimbursement pursuant to Section 4.02(v) or otherwise.

     (b) Costs incurred by the Master Servicer or by Servicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans may be added to the amount owing under the related Mortgage Note where the terms of the Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders. Such costs, to the extent that they are unanticipated, extraordinary costs, and not ordinary or routine costs shall be recoverable by the Master Servicer pursuant to
Section 4.02(v).

     Section 9.07. Termination of Servicing Agreements; Successor Servicers.
(a) The Master Servicer shall be entitled to terminate the rights and obligations of any Servicer under the applicable Servicing Agreement in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Servicing Agreement by the Master Servicer or the related Servicer, the Master Servicer shall provide for the servicing of the related Mortgage Loans as follows: (i) upon any such termination of Aurora as Servicer, a successor Servicer shall be appointed as provided in the Servicing Agreement; and (ii) upon any such termination of the Special Servicer, a successor special servicer shall be appointed as provided in the Special Servicing Agreement. In each such case, servicing of the related Mortgage Loans shall be performed by the applicable successor in accordance with the provisions of the Servicing Agreement to which such successor is a party.

     The Master Servicer agrees that it will use its best efforts to effect the transfer of servicing to a successor Servicer within the first one to two weeks after the termination of a Servicer. The parties acknowledge that notwithstanding the preceding sentence, there may be a transition period, not to exceed 60 days from the above-mentioned two-week period, in order to effect the transfer of servicing to a successor Servicer.

     Notwithstanding the foregoing provisions to the extent applicable to termination of the rights and obligations of each of the Servicer and the Special Servicer, the Directing Holder, if any, shall have the rights accorded to it under each of the Servicing Agreement and Special Servicing Agreement.

     (b) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces. The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans, and in the event of any such assumption by the successor Servicer, the Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

     Section 9.08. Master Servicer Liable for Enforcement. Notwithstanding any Servicing Agreement, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders in accordance with the provisions of this Agreement, to the extent of its obligations hereunder, without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements. The Master Servicer shall ensure that the Mortgage Loans are serviced in accordance with the provisions of this Agreement and shall enforce the provisions of each Servicing Agreement for the benefit of the Certificateholders. The Master Servicer shall be entitled to enter into any agreement with its Servicers for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 9.09. No Contractual Relationship Between Servicers and Trustee or Depositor. Any Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Servicer in its capacity as such and not as an originator shall be deemed to be between such Servicer, Lehman Capital and the Master Servicer, and the Trustee and the Depositor shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to such Servicer except as set forth in Section 9.10 hereof.

     Section 9.10. Assumption of Servicing Agreement by Trustee. (a) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer's interest herein and therein to the same extent as if such Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities thereunder.

     (b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

     Section 9.11. "Due-on-Sale" Clauses; Assumption Agreements. To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

     Section 9.12. Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Master Servicer will, or will cause the applicable Servicer to, promptly notify the Trustee (or the Custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by the Master Servicer pursuant to Section 4.01 have been or will be so deposited) of a Servicing Officer and shall request the Trustee or the Custodian, to deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee or the Custodian (with the consent, and at the direction of the Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Master Servicer is authorized, and each Servicer, to the extent such authority is delegated to such Servicer by the Master Servicer under the applicable Servicing Agreement, is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

     (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Master Servicer, or by a Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee or Custodian, shall, upon request of the Master Servicer, or of a Servicer, and delivery to the Trustee or the Custodian, of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit C, release the related Mortgage File held in its possession or control to the Master Servicer (or the applicable Servicer). Such trust receipt shall obligate the Master Servicer or applicable Servicer to return the Mortgage File to the Trustee or Custodian, as applicable, when the need therefor by the Master Servicer or applicable Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Trustee or the Custodian, as applicable, to the Master Servicer (or the applicable Servicer).

     Section 9.13. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee. (a) The Master Servicer shall transmit, or cause the applicable Servicer to transmit, to the Trustee such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof to be delivered to the Trustee. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Collection Account the Master Servicing Fee and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee as provided in the applicable Servicing Agreement. The Master Servicer shall, and shall (to the extent provided in the applicable Servicing Agreement) cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

     (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, or any Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer, or by any Servicer, for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

     (c) The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Trustee shall own or, to the extent that a court of competent jurisdiction shall deem the conveyance of the Mortgage Loans from Lehman Capital to the Depositor not to constitute a sale, the Trustee shall have a security interest in the Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds now or hereafter held by, or under the control of, a Servicer or the Master Servicer that are collected by any Servicer or the Master Servicer in connection with the Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which a Servicer is entitled under its Servicing Agreement, or the Master Servicer or the Depositor is entitled to hereunder); and the Master Servicer agrees that so long as the Mortgage Loans are assigned to and held by the Trustee, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Master Servicer or any Servicer shall be held by the Master Servicer or such Servicer for and on behalf of the Trustee as the Trustee's agent and bailee for purposes of perfecting the Trustee's security interest therein as provided by the applicable Uniform Commercial Code or other laws.

     (d) The Master Servicer agrees that it shall not, and shall not authorize any Servicer to, create, incur or subject any Mortgage Loans, or any funds that are deposited in any custodial account, Escrow Account or the Collection Account, or any funds that otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

     Section 9.14. Representations and Warranties of the Master Servicer. (a) The Master Servicer hereby represents and warrants to the Depositor and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

          (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

          (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

          (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

          (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

          (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is an FNMAand FHLMC-approved seller/servicer;

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

          (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer; and

          (x) the Master Servicer has obtained an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with Section 9.02 each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 9.14 shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Master Servicer's representations and warranties contained in Section 9.14(a). It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

     Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

     (c) It is understood and agreed that the representations and warranties of the Depositor set forth in Sections 2.03(a) through (f) shall survive the execution and delivery of this Agreement. The Depositor shall indemnify the Master Servicer and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in Sections 2.03(a) through (f) hereof. It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section to indemnify the Master Servicer as provided in this Section constitutes the sole remedy of the Master Servicer respecting a breach by the Depositor of the representations and warranties in Sections 2.03(a) through (f) hereof.

     Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in Sections 2.03(a) through (f) hereof shall accrue upon discovery of such breach by either the Depositor or the Master Servicer or notice thereof by any one of such parties to the other parties.

     Section 9.15. Closing Certificate and Opinion. On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, Lehman Brothers Inc. and the Trustee an Opinion of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor and Lehman Brothers Inc., as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

     Section 9.16. Standard Hazard and Flood Insurance Policies. For each Mortgage Loan, the Master Servicer shall maintain, or cause to be maintained by each Servicer, standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies maintained pursuant to this
Section 9.16 (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 4.02. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02(v).

     Section 9.17. Presentment of Claims and Collection of Proceeds. The Master Servicer shall, or shall cause each Servicer (to the extent provided in the applicable Servicing Agreement) to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies or bonds shall be promptly deposited in the Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition requisite to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 9.18. Maintenance of the Primary Mortgage Insurance Policies. (a) The Master Servicer shall not take, or permit any Servicer (consistent with the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to keep in force and effect, or to cause each Servicer to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause each Servicer to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 4.02.

     Section 9.19. Trustee To Retain Possession of Certain Insurance Policies and Documents. The Trustee (or its custodian, if any, as directed by the Trustee), shall retain possession and custody of the originals of the Primary Mortgage Insurance Policies or certificate of insurance if applicable and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or its custodian, if any, as directed by the Trustee), upon the execution or receipt thereof the originals of the Primary Mortgage Insurance Policies and any certificates of renewal thereof, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

     Section 9.20. Realization Upon Defaulted Mortgage Loans. Subject to the provisions of the Special Servicing Agreement, the Master Servicer shall use its reasonable best efforts to, or to cause the Special Servicer to, foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

     Section 9.21. Compensation to the Master Servicer. The Master Servicer shall (i) be entitled, at its election, either (a) to pay itself the Master Servicing Fee, as reduced pursuant to Section 5.05, in respect of the Mortgage Loans out of any Mortgagor payment on account of interest prior to the deposit of such payment in the Collection Account it maintains or (b) to withdraw from the Collection Account, subject to Section 5.05, the Master Servicing Fee to the extent permitted by Section 4.02(iv). The Master Servicer shall also be entitled, at its election, either (a) to pay itself the Master Servicing Fee in respect of each delinquent Mortgage Loan master serviced by it out of Liquidation Proceeds in respect of such Mortgage Loan or other recoveries with respect thereto to the extent permitted in Section 4.02 or (b) to withdraw from the Collection Account it maintains the Master Servicing Fee in respect of each Liquidated Mortgage Loan to the extent of such Liquidation Proceeds or other recoveries, to the extent permitted by Section 4.02. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Premium) shall be retained by the Master Servicer (or the applicable Servicer) and shall not be deposited in the Collection Account. If the Master Servicer does not retain or withdraw the Master Servicing Fee from the Collection Account as provided herein, the Master Servicer shall be entitled to direct the Trustee to pay the Master Servicing Fee to such Master Servicer by withdrawal from the Certificate Account to the extent that payments have been received with respect to the applicable Mortgage Loan. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement. The provisions of this Section 9.21 are subject to the provisions of Section 6.14(b).

     Section 9.22. REO Property. (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. Subject to the provisions of the Special Servicing Agreement, the Master Servicer shall use its reasonable best efforts to sell, or, to the extent provided in the applicable Servicing Agreement, cause the Special Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable, but in all events within the time period, and subject to the conditions set forth in Article X hereof. Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve, or cause the Special Servicer to protect and conserve, such REO Property in the manner and to such extent required by the applicable Servicing Agreement, subject to Article X hereof.

     (b) The Master Servicer shall deposit or cause to be deposited all funds collected and received by it, or recovered from any Servicer, in connection with the operation of any REO Property in the Collection Account.

     (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Master Servicing Fees or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Master Servicing Fees or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (d) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above and in the Special Servicing Agreement, shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof (and the Master Servicer shall provide prompt written notice to the Trustee upon such deposit) and be remitted by wire transfer in immediately available funds to the Trustee for deposit into the Certificate Account on the next succeeding Deposit Date.

     Section 9.23. Preparation of Tax Returns and Other Reports. (a) The Master Servicer shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Trustee shall file, federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and the Trustee shall forward copies to the Depositor of all such returns and Form 1099 information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and the Master Servicer or the Trustee will prepare, to the extent that they are familiar with applicable state requirements, and the Trustee will file, annual reports (other than tax returns), if any, required by applicable state authorities, will file copies of this Agreement with the appropriate state authorities as may be required by applicable law, and will prepare and disseminate to Certificateholders Form 1099 (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law. The Master Servicer will indemnify the Trustee for any liability of or assessment against the Trustee resulting from any error in any of such tax or information returns resulting from errors in the information provided by such Master Servicer (other than any such information that is derived solely from information provided by a Servicer).

     (b) The Master Servicer shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund, an application on IRS Form SS-4. The Master Servicer, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the Trustee and the Depositor.

     (c) The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Master Servicer shall prepare or cause to be prepared Form 10-Ks and Form 10-Qs (if necessary), or monthly current reports on Form 8-K, on behalf of the Trust Fund, as may be required by applicable law, for filing with the Securities and Exchange Commission (the "SEC"). The Trustee will sign each such report on behalf of the Trust Fund. The Master Servicer will forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Master Servicer agrees to use its best efforts to seek to terminate such filing obligation promptly after the period during which such filings are required under the Securities Exchange Act of 1934. Promptly after filing a Form 15 or other applicable form with the SEC in connection with such termination, the Master Servicer shall deliver to the Depositor a copy of such form together with copies of confirmations of receipt by the SEC of each report filed therewith on behalf of the Trust Fund.

     Section 9.24. Reports to the Trustee. (a) Not later than 30 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, deemed to have been certified by a Servicing Officer, setting forth the status of the Collection Account maintained by the Master Servicer as of the close of business on the related Distribution Date, indicating that all distributions required by this Agreement to be made by the Master Servicer have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account maintained by the Master Servicer. Copies of such statement shall be provided by the Master Servicer to the Depositor, Attention:
Contract Finance, and, upon request, to any Certificateholders (or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies to the Certificateholders (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement)).

     (b) Not later than two Business Days following each Distribution Date, the Master Servicer shall deliver to the Person designated by the Depositor, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, "loan level" information with respect to the Mortgage Loans as of the related Determination Date, to the extent that such information has been provided to the Master Servicer by the Servicers or by the Depositor.

     (c) The Master Servicer shall prepare a monthly statement to Certificateholders which will set forth certain information regarding the Certificates and the Mortgage Pools as provided in Section 4.03.

     Section 9.25. Annual Officer's Certificate as to Compliance. (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before May 31 of each year, commencing on May 31, 2000, an Officer's Certificate, certifying that with respect to the period ending on the immediately preceding December 31: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, and (iv) the Master Servicer has received from each Servicer such Servicer's annual certificate of compliance and a copy of such Servicer's annual audit report, in each case to the extent required under the applicable Servicing Agreement, or, if any such certificate or report has not been received by the Master Servicer, the Master Servicer is using its best reasonable efforts to obtain such certificate or report .

     (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or
(ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

     Section 9.26. Annual Independent Accountants' Servicing Report. If the Master Servicer (or any of its Affiliates) has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Depositor on or before May 31 of each year, commencing on May 31, 2000 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for FHLMC or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by FHLMC requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

     Section 9.27. Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for FNMA or FHLMC and shall have a net worth of not less than $15,000,000.

     Section 9.28. Resignation of Master Servicer. Except as otherwise provided in Sections 9.27 and 9.29 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless it or the Trustee determines that the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Depositor.

     Section 9.29. Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Trustee, the Depositor or the Rating Agencies to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 9.21 hereof, shall thereafter be payable to such successor master servicer.

     Section 9.30. Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account it maintains as provided by Section 4.02.

     The Master Servicer shall not be liable for any acts or omissions of any Servicer. In particular, the Master Servicer shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year-2000 compliant.

     Section 9.31. Indemnification; Third-Party Claims. The Master Servicer agrees to indemnify the Depositor and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor and the Trustee may sustain as a result of the failure of the Master Servicer to perform its duties and master service the Mortgage Loans in compliance with the terms of this Agreement. The Depositor and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor or the Trustee to indemnification hereunder, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

     Section 9.32. Alternative Index. In the event that the Index for any Mortgage Loan, as specified in the related Mortgage Note, becomes unavailable for any reason, the Master Servicer shall select an alternative index, which in all cases shall be an index that constitutes a qualified rate on a regular interest under the REMIC Provisions, in accordance with the terms of such Mortgage Note or, if such Mortgage Note does not make provision for the selection of an alternative index in such event, the Master Servicer shall, subject to applicable law, select an alternative index based on information comparable to that used in connection with the original Index and, in either case, such alternative index shall thereafter be the Index for such Mortgage Loan.

                                   ARTICLE X

                             REMIC ADMINISTRATION

     Section 10.01. REMIC Administration. (a) REMIC elections as set forth in the Preliminary Statement shall be made by the Trustee on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

     (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

     (c) The Master Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Master Servicer in fulfilling its duties hereunder (including its duties as tax return preparer). The Master Servicer shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Collection Account.

     (d) The Master Servicer shall prepare, and the Trustee shall sign and file, all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Master Servicer.

     (e) The Master Servicer or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Master Servicer shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (f) The Trustee, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Master Servicer nor the Holder of any Residual Certificate shall take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on
Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Master Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur.

     (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

     (h) The Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

     (j) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (k) On or before April 15 of each calendar year beginning in 2000, the Master Servicer shall deliver to the Trustee and each Rating Agency an Officer's Certificate stating the Master Servicer's compliance with the provisions of this Section 10.01.

     (l) The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Holder of the Class X Certificate and that is not an asset of the REMIC. The Trustee shall treat the rights of the Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, and Class B Certificateholders to receive payments from any Basis Risk Reserve Fund in the event of a Basis Risk Shortfall as rights in an interest rate cap contract written by the Class X Certificateholder in favor of the Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, and Class B Certificateholders. Thus, each Class A1, Class A2, Class A3, Class A4, Class AIO, Class M1, Class M2, and Class B Certificate shall be treated as representing not only ownership of regular interests in REMIC 4, but also ownership of an interest in two discrete interest rate cap contracts. For purposes of determining the issue prices of the REMIC 4 regular interests, the Trustee shall assume that the interest rate cap contracts have only a nominal value of $1,000 each.

     Section 10.02. Prohibited Transactions and Activities. Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to
(i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of each REMIC pursuant to Article VII of this Agreement,
(iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any such REMIC as a REMIC or of the interests therein other than the Residual Certificates as the regular interests therein, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause any such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

     Section 10.03. Indemnification with Respect to Certain Taxes and Loss of REMIC Status. (a) In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Master Servicer of its duties and obligations set forth herein, the Master Servicer shall indemnify the Holder of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Master Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor, the Class X Certificateholder or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Master Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Master Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     (b) If the Internal Revenue Service determines that one of the REMICs established hereunder recognized income from a prohibited transaction within the meaning of Section 860F(a)(2) of the Code as a result of the lapse of the Class X Certificateholder's right to effect a Special Termination of the Trust Fund by purchasing the assets of the Trust Fund, then Lehman Capital shall indemnify the Trust Fund for any such tax and any tax imposed upon such indemnification.

     Section 10.04. REO Property. (a) Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, and shall, to the extent provided in the applicable Servicing Agreement, not permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Master Servicer has advised, or has caused the applicable Servicer to advise, the Trustee in writing to the effect that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

     (b) The Master Servicer shall make, or shall cause the Special Servicer to make, reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Master Servicer shall, or shall cause the Special Servicer to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Trustee has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a Federal or state tax upon such REMIC. If the Trustee has received such an extension, then the Trustee, or the Master Servicer, acting on its behalf hereunder, shall, or shall cause the Special Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Trustee has not received such an extension and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, or the Special Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Trustee has received such an extension, and the Trustee, or the Master Servicer acting on behalf of the Trustee hereunder, is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Master Servicer shall, or shall cause the Special Servicer to, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Master Servicer or the Special Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     Section 11.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 11.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 11.03. Amendment. (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

     (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC as a REMIC or cause a tax to be imposed on such REMIC; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies.

     (d) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

     Section 11.04. Voting Rights. Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Trustee or any Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Trustee or any Servicer or any Affiliate thereof.

     Section 11.05. Provision of Information. (a) For so long as any of the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, Master Servicer and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

     (b) The Master Servicer will provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to
Section 9.23(c) and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Master Servicer in providing copies of such documents shall be reimbursed by the Depositor.

     (c) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.03.

     Section 11.06. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 11.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Structured Asset Securities Corporation, 200 Vesey Street, 12th Floor, New York, New York 10285, Attention: Mark Zusy,
(b) in the case of the Trustee, The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Global Trust Services and (c) in the case of the Master Servicer, Norwest Bank Minnesota, National Association, 11000 Broken Land Parkway, Columbia, Maryland 21044; Attention: Master Servicing, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     Section 11.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.09. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 11.10. Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 11.11. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.14.

     Section 11.12. Special Notices to the Rating Agencies. (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 11.03;

          (ii) any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

          (iii) the occurrence of any Event of Default described in Section
     6.14;

          (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

          (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14;

          (vi) the making of a final payment pursuant to Section 7.02; and

          (vii) any termination of the rights and obligations of any Servicer under the applicable Servicing Agreement.

          (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

          If to DCR, to:

          Duff & Phelps Credit Rating Co.
          55 East Monroe Street
          38th Floor
          Chicago, Illinois  60603

          If to S&P, to:

          Standard & Poor's Rating Services
          26 Broadway, 15th Floor
          New York, New York  10004
          Attention:  Residential Mortgages

     (c) The Trustee shall deliver to the Rating Agencies reports prepared pursuant to Section 4.03.

     Section 11.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     Section 11.14. Transfer of Servicing. The Directing Holder agrees, by its acceptance of the Class X Certificate, that it shall provide written notice to the Trustee and the Master Servicer thirty days prior to any transfer or assignment by the Directing Holder of its rights under any Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any Person other than the initial Servicer under such Servicing Agreement. In addition, the ability of the Directing Holder to transfer or assign its rights and delegate its duties under any Servicing Agreement or to transfer the servicing thereunder to a successor servicer shall be subject to the following conditions:

          (i) Such successor servicer must be qualified to service loans for FNMA or FHLMC, and must be a member in good standing of MERS;

          (ii) Such successor servicer must satisfy the seller/servicer eligibility standards in the applicable Servicing Agreement, exclusive of any experience in mortgage loan origination, and must be reasonably acceptable to the Master Servicer, whose approval shall not be unreasonably withheld;

          (iii) Such successor servicer must execute and deliver to the Trustee and the Master Servicer an agreement, in form and substance reasonably satisfactory to the Trustee and the Master Servicer, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under the applicable Servicing Agreement;

          (iv) There must be delivered to the Trustee a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates;

          (v) The Directing Holder shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Directing Holder shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Directing Holder shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Directing Holder shall cause the prior Servicer to deliver to the successor servicer all Mortgage Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Directing Holder shall cause the prior Servicer to transfer to the successor servicer, or, if such transfer occurs after a Remittance Date but before the next succeeding Deposit Date, to the Master Servicer, all funds held by the Servicer in respect of the Mortgage Loans;
     (E) on or prior to the effective date of such transfer of servicing, the Directing Holder shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Directing Holder shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.

     IN WITNESS WHEREOF, the Depositor, the Trustee and the Master Servicer have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                               STRUCTURED ASSET SECURITIES
                               CORPORATION, as Depositor



                               By: /s/ Stanley Labanowski
                               -------------------------------------------
                               Name:  Stanley Labanowski
                               Title:  Vice President


                               THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee



                               By: /s/ Barbara G. Grosse
                               -------------------------------------------
                               Name:  Barbara G. Grosse
                               Title: Vice President and Assistant Secretary


                               NORWEST BANK MINNESOTA, NATIONAL
                               ASSOCIATION, as Master Servicer



                               By: /s/ Peter A. Gobell
                               -------------------------------------------
                               Name:  Peter A. Gobell
                               Title:  Trust Officer

                                   EXHIBIT A

                             FORMS OF CERTIFICATES

                                  EXHIBIT B-1

                         FORM OF INITIAL CERTIFICATION


                                                    ___________________________
                                                                Date


Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of April 1, 1999 among Structured Asset Securities Corporation, as Depositor, The First National Bank of Chicago, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1

Ladies and Gentlemen:

     In accordance with Section 2.02(a) of the Trust Agreement, subject to review of the contents thereof, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that it (or its custodian) has received the documents listed in Section 2.01(b) of the Trust Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Trust Agreement, subject to any exceptions noted on Schedule I hereto.

     Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is subject in all respects to the terms of Section 2.02 of the Trust Agreement and the Trust Agreement sections cross-referenced therein.

                                   [[Custodian], on behalf of]
                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee


                                   By:______________________________
                                      Name:
                                      Title:

                                  EXHIBIT B-2

                         FORM OF INTERIM CERTIFICATION


                                                 ______________________________
                                                               Date

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of April 1, 1999 among Structured Asset Securities Corporation, as Depositor, The First National Bank of Chicago, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1

Ladies and Gentlemen:

     In accordance with Section 2.02(b) of the Trust Agreement, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

     The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents identified above and has determined that each such document appears regular on its face and appears to relate to the Mortgage Loan identified in such document.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement including, but not limited to, Section 2.02(b).

                                        [[Custodian], on behalf of]
                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee


                                        By:_______________________________
                                           Name:
                                           Title:

                                  EXHIBIT B-3

                          FORM OF FINAL CERTIFICATION


                                                   ____________________________
                                                               Date

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

     Re: Trust Agreement (the "Trust Agreement"), dated as of April 1, 1999 among Structured Asset Securities Corporation, as Depositor, The First National Bank of Chicago, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer, with respect to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1

Ladies and Gentlemen:

     In accordance with Section 2.02(c) of the Trust Agreement, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

     The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

                                          [[Custodian], on behalf of]
                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Trustee


                                          By:________________________________
                                             Name:
                                             Title:

                                  EXHIBIT B-4

                              FORM OF ENDORSEMENT

     Pay to the order of The First National Bank of Chicago, as trustee (the "Trustee") under the Trust Agreement dated as of April 1, 1999, among Structured Asset Securities Corporation, as Depositor, the Trustee and the Master Servicer relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1, without recourse.




                                    __________________________________
                                    [current signatory on note]


                                    By:_______________________________
                                       Name:
                                       Title:

                                   EXHIBIT C

                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT



                                                  _____________________________
                                                              Date

[Addressed to Trustee
or, if applicable, custodian]

     In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of April 1, 1999 among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and you, as Trustee (the "Trust Agreement"), the undersigned Master Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

     Mortgagor's Name:

     Address:

     Loan No.:

     Reason for requesting file:

____ 1. Mortgage Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

____ 2. The Mortgage Loan is being foreclosed.

____ 3. Mortgage Loan substituted. (The Master Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

____ 4. Mortgage Loan purchased. (The Master Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

____ 5. Other. (Describe)

     The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

     Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.

                                 __________________________________
                                 [Name of Master Servicer]


                                 By:_______________________________
                                    Name:
                                    Title: Servicing Officer

                                  EXHIBIT D-1

         FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF       )
               ) ss.:
COUNTY OF      )

     [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1. That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the
          "Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2.   That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

     4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

     5. That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, The First National Bank of Chicago, as Trustee and Norwest Bank Minnesota, National Association, as Master Servicer, dated as of April 1, 1999, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

     8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit D-2 to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia, or an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     11. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     12. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the Trust Fund pursuant to the Trust Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.




                                 _________________________________
                                 [name of Purchaser]


                                 By:______________________________
                                      Name:
                                      Title:

     Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC



______________________________


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                                  EXHIBIT D-2

             RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)


                                                   ____________________________
                                                               Date

          Re:  Structured Asset Securities Corporation
               Mortgage Pass-Through Certificates, Series 1999-SP1
               ---------------------------------------------------

     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no
actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                             Very truly yours,



                                             _______________________________
                                             Name:
                                             Title:

                                   EXHIBIT E

                             SERVICING AGREEMENTS

                                   EXHIBIT F

                    FORM OF RULE 144A TRANSFER CERTIFICATE

     Re:  Structured Asset Securities Corporation
          Mortgage Pass-Through Certificates
          Series 1999-SP1
          ---------------------------------------

     Reference is hereby made to the Trust Agreement dated as of April 1, 1999 (the "Trust Agreement") among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

     This letter relates to $__________ initial Certificate Balance of Class Certificates which are held in the form of Definitive Certificates registered in the name of (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

     In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.

                                      _____________________________________
                                      [Name of Transferor]


                                      By:__________________________________
                                           Name:
                                           Title:

Dated: ___________, ____

                                   EXHIBIT G

                        FORM OF PURCHASER'S LETTER FOR
                       INSTITUTIONAL ACCREDITED INVESTOR


                                                      __________________
                                                             Date

Dear Sirs:

     In connection with our proposed purchase of $______________ principal amount of Mortgage Pass-Through Certificates, Series 1999-SP1 (the "Privately Offered Certificates") of Structured Asset Securities Corporation (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within three years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of April 1, 1999 among the Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

     Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

     You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,


                                     ____________________________________
                                     [Purchaser]


                                     By: ________________________________
                                         Name:
                                         Title:

                                   EXHIBIT H

                       FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

     The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

          2. The Investor either (x) is not an employee benefit plan subject to
     Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Master Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee, the Master Servicer or the Depositor.

          3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and The First National Bank of Chicago, as Trustee, dated as of April 1, 1999, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .


                                         _________________________________
                                         [Investor]


                                         By:______________________________
                                            Name:
                                            Title:

ATTEST:


______________________________

STATE OF       )
               )  ss:
COUNTY OF      )

          Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

          Subscribed and sworn before me this _____ day of _________ 199_.


                                         __________________________________
                                         NOTARY PUBLIC


                                         My commission expires the
                                         _____ day of __________, 19__.

                                   EXHIBIT I

                           MONTHLY REMITTANCE ADVICE

                                   EXHIBIT J

                     MONTHLY ELECTRONIC DATA TRANSMISSION

                                   EXHIBIT K

                              CUSTODIAL AGREEMENT

                                   EXHIBIT L

                   SPECIAL SERVICING COMPENSATION AGREEMENT

                                  SCHEDULE A

                            MORTGAGE LOAN SCHEDULE



                                                                      EXECUTION


===============================================================================


          LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,

                                     SELLER


                                       and


                    STRUCTURED ASSET SECURITIES CORPORATION,

                                    PURCHASER


                   MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                            Dated as of April 1, 1999


===============================================================================

                                TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----
                                    ARTICLE I

                          CONVEYANCE OF MORTGAGE LOANS

1.01.  Sale of Mortgage Loans................................................1
1.02.  Delivery of Documents.................................................2
1.03.  Review of Documentation...............................................2
1.04.  Representations and Warranties of Lehman Capital......................2
1.05.  Grant Clause..........................................................7
1.06  Assignment by Depositor................................................8

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

2.01.  Binding Nature of Agreement; Assignment...............................8
2.02.  Entire Agreement......................................................8
2.03.  Amendment.............................................................8
2.04.  Governing Law.........................................................9
2.05.  Severability of Provisions............................................9
2.06.  Indulgences; No Waivers...............................................9
2.07.  Headings Not to Affect Interpretation.................................9
2.08.  Benefits of Agreement.................................................9
2.09.  Counterparts..........................................................9


                                    SCHEDULES

SCHEDULE A        Mortgage Loan Schedule

         This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT is executed by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), and Structured Asset Securities Corporation (the "Depositor"), dated as of the 1st day of April, 1999.

         All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of April 1, 1999, among the Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the following specified mortgage loan transfer agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), Lehman Capital has purchased from certain transferors (each a "Transferor," and together the "Transferors"), certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Exhibit A:

              1. Mortgage Loan Purchase and Warranty Agreement, dated as of November 17, 1998, between Lehman Capital and Southern Pacific Funding Corporation;

              2. Letter Agreement, dated September 29, 1998, between Lehman Commercial Paper Inc. and Southern Pacific Funding Corporation;

         WHEREAS, Lehman Capital desires to sell, without recourse, all of its right, title and interest in the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreements, and to delegate all of its obligations thereunder, to the Depositor; and

         WHEREAS, Lehman Capital and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Depositor agree as follows:


                                   ARTICLE I.

                          CONVEYANCE OF MORTGAGE LOANS

         Section 1.01. Sale of Mortgage Loans. Concurrently with the execution
                       ----------------------
and delivery of this Agreement, Lehman Capital does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of Lehman Capital in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $581,483,156.73. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after April 1, 1999 (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of Lehman Capital's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, Lehman Capital's rights under any Insurance Policies related to the Mortgage Loans, and Lehman Capital's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral.

         Concurrently with the execution and delivery of this Agreement, Lehman Capital hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement, and delegates to the Depositor all of its obligations thereunder. Concurrently with the execution hereof, the Depositor tenders the purchase price of $581,483,156.73. The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all such rights of Lehman Capital under each Transfer Agreement, as if the Depositor had been a party to each Transfer Agreement.

         Section 1.02. Delivery of Documents. (a) In connection with such
                       ---------------------
transfer and assignment of the Mortgage Loans hereunder, Lehman Capital does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the Transfer Agreements.

              (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, Lehman Capital, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

         Section 1.03. Review of Documentation. The Depositor, by execution and
                       -----------------------
delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by Norwest Bank Minnesota, National Association, as custodian (the "Custodian") for the Depositor. The Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review Custodian identifies any Material Defect, Lehman Capital shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

         Section 1.04. Representations and Warranties of Lehman Capital.  (a)
                       ------------------------------------------------
Lehman Capital hereby represents and warrants to the Depositor that as of the date hereof that:

                   (i) Lehman Capital is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                   (ii) the execution and delivery by Lehman Capital of this Agreement have been duly authorized by all necessary corporate action on the part of Lehman Capital; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Lehman Capital or its properties or the certificate of incorporation or bylaws of Lehman Capital;

                   (iii) the execution, delivery and performance by Lehman Capital of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

                   (iv) this Agreement has been duly executed and delivered by Lehman Capital and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of Lehman Capital enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

                   (v) there are no actions, suits or proceedings pending or, to the knowledge of Lehman Capital, threatened or likely to be asserted against or affecting Lehman Capital, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of Lehman Capital will be determined adversely to Lehman Capital and will if determined adversely to Lehman Capital materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

              (b) The representations and warranties with respect to the Mortgage Loans made to Lehman Capital in the applicable Transfer Agreement were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty made under the applicable Transfer Agreement, the Depositor shall have the right to require that Lehman Capital cure such breach or effect such other remedy as is specified in the last paragraph of this subsection (b). Lehman Capital represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that:

                   (i) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

                   (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and Lehman Capital has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

                   (iii) Except in the case of Cooperative Loans, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

                   (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or recision;

                   (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

                   (vi) Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, Lehman Capital was the sole owner of record and holder of each Mortgage Loan, and Lehman Capital had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

                   (vii) Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above. If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including Lehman Capital, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

                   (viii) To the best of Lehman Capital's knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

                   (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                   (x) Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

                   (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan have been complied with;

                   (xii) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg. Section 1.860G-2; and

                   (xiii) Lehman Capital has no reason to believe that any borrower will default under the related Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any Mortgage Loan, within the six months immediately following the Closing Date.

         It is understood and agreed that the representations and warranties set forth herein and the obligations of Lehman Capital set forth in this Section survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either Lehman Capital or the Depositor of a breach of any of the foregoing representations and warranties in this Section 1.04(b), or of any of the representations or warranties made in either Transfer Agreement, that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, Lehman Capital shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

         For purposes of this Section, the representation and warranty in clause
(vi) above will be deemed to have been breached as to any Mortgage Loan if (in addition to such other facts, occurrences or conditions as will result in a breach of such representation and warranty by its terms) a United States Bankruptcy Court having jurisdiction in a case involving the Transferor recharacterizes the sale of such Mortgage Loan from the Transferor to Lehman Capital as a financing secured by such Mortgage Loan.

         For purposes of this Section, the representation and warranty in clause
(xii) above shall be deemed to have been breached as to any Mortgage Loan only if all of the following are true: (1) such Mortgage Loan had a Combined Loan-to-Value Ratio as of the Cut-off Date in excess of 80%; (2) the related borrower is in default under such Mortgage Loan and liquidation of such Mortgage Loan is completed within six months after the Closing Date; (3) a Realized Loss is incurred with respect to such Mortgage Loan and (4) within six months after the Closing Date and prior to such liquidation, Realized Losses had been incurred with respect to the Mortgage Loans in the aggregate in an amount sufficient to reduce the aggregate Certificate Principal Amount of the Subordinate Certificates to zero.

              (c) In addition to the representations and warranties set forth above, Lehman Capital also represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that:

                   (i) The improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and, as of the Closing Date, all such insurance policies are in full force and effect;

                   (ii) As of the Cut-off Date, no more than 0.13% of the Mortgage Loans by Scheduled Principal Balance had a Scheduled Principal Balance of more than $740,000;

                   (iii) As of the Cut-off Date, no more than 0.41% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

                   (iv) As of the Cut-off Date, at least 87.04% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by Lehman Capital to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;

                   (v) As of the Cut-off Date, at least 73.25% of the Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

                   (vi) The loan-to-value ratio of each Mortgage Loan was not more than 121.72% at origination; and

                   (vii) The original principal balances of the Mortgage Loans range from $9,342 to $746,560.

         Section 1.05. Grant Clause. It is intended that the conveyance of
                       ------------
Lehman Capital's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) Lehman Capital hereby grants to the Depositor a first priority security interest in all of Lehman Capital's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

         Section 1.06. Assignment by Depositor. The Depositor shall have the
                       -----------------------
right, upon notice to but without the consent of Lehman Capital, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                  ARTICLE II.

                            MISCELLANEOUS PROVISIONS

         Section 2.01. Binding Nature of Agreement; Assignment. This Agreement
                       ---------------------------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 2.02. Entire Agreement. This Agreement contains the entire
                       ----------------
agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 2.03. Amendment. (a) This Agreement may be amended from time to
                       ---------
time by Lehman Capital and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause
(iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

              (b) This Agreement may also be amended from time to time by Lehman Capital and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without, the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Certificate Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

              (c) It shall not be necessary for the consent of Holders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                       -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 2.05. Severability of Provisions. If any one or more of the
                       --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 2.06. Indulgences; No Waivers. Neither the failure nor any
                       -----------------------
delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 2.07. Headings Not to Affect Interpretation. The headings
                       -------------------------------------
contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 2.08. Benefits of Agreement. Nothing in this Agreement, express
                       ---------------------
or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

         Section 2.09. Counterparts. This Agreement may be executed in one or
                       ------------
more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Lehman Capital and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                               LEHMAN CAPITAL, A DIVISION OF
                                                  LEHMAN BROTHERS HOLDINGS INC.



                                               By:  /s/ Joseph J. Kelly
                                                   ----------------------------
                                                    Name:  Joseph J. Kelly
                                                    Title:  Authorized Signatory


                                               STRUCTURED ASSET SECURITIES
                                                  CORPORATION



                                               By:  /s/ Stanley Labanowski
                                                   ----------------------------
                                                    Name:  Stanley Labanowski
                                                    Title:  Vice President

                                   SCHEDULE A
                                   ----------


                             MORTGAGE LOAN SCHEDULE



                                                                 EXHIBIT 99.2



                                                                     Execution







===============================================================================





                          AURORA LOAN SERVICES INC.,

                                                       as Servicer
                                      and


         LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,

                                                       as Seller


                         -----------------------------


                    STRUCTURED ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 1999-SP1

                              SERVICING AGREEMENT

                           Dated as of April 1, 1999


                         -----------------------------





==============================================================================

                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

                                  ARTICLE I.
                                  DEFINITIONS


                                  ARTICLE II.
     SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01      Contract for Servicing; Possession of Servicing Files..........................................12
Section 2.02      Books and Records..............................................................................13

                                 ARTICLE III.
                        SERVICING OF THE MORTGAGE LOANS

Section 3.01      Servicer to Service............................................................................13
Section 3.02      Collection of Mortgage Loan Payments...........................................................15
Section 3.03      Establishment of and Deposits to Custodial Account.............................................15
Section 3.04      Permitted Withdrawals From Custodial Account...................................................16
Section 3.05      Establishment of and Deposits to Escrow Account................................................17
Section 3.06      Permitted Withdrawals From Escrow Account......................................................18
Section 3.07      Maintenance of FHA Mortgage Insurance and VA Guaranty..........................................19
Section 3.08      Fidelity Bond and Errors and Omissions Insurance...............................................19
Section 3.09      Notification of Adjustments....................................................................19
Section 3.10      Completion and Recordation of Assignments of Mortgage and FHA
                  and VA Change Notices..........................................................................20
Section 3.11      Protection of Accounts.........................................................................20
Section 3.12      Title, Management and Disposition of REO Property..............................................20
Section 3.13      Real Estate Owned Reports......................................................................22
Section 3.14      MERS...........................................................................................22
Section 3.15      Transfer of Distressed Mortgage Loans..........................................................22

                                  ARTICLE IV.
                          PAYMENTS TO MASTER SERVICER

Section 4.01      Remittances....................................................................................24
Section 4.02      Statements to Master Servicer..................................................................24
Section 4.03      Monthly Advances by Servicer...................................................................25

                                  ARTICLE V.
                         GENERAL SERVICING PROCEDURES

Section 5.01      Servicing Compensation.........................................................................25
Section 5.02      Annual Audit Report............................................................................26
Section 5.03      Annual Officer's Certificate...................................................................26

                                  ARTICLE VI.
                  REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01      Representations, Warranties and Agreements of the Servicer.....................................26
Section 6.02      Remedies for Breach of Representations and Warranties of the Servicer..........................28
Section 6.03      Additional Indemnification by the Servicer; Third Party Claims.................................29

                                 ARTICLE VII.
                                 THE SERVICER

Section 7.01      Merger or Consolidation of the Servicer........................................................29
Section 7.02      Limitation on Liability of the Servicer and Others.............................................30
Section 7.03      Limitation on Resignation and Assignment by the Servicer.......................................30

                                 ARTICLE VIII.
                                  TERMINATION

Section 8.01      Termination for Cause..........................................................................31
Section 8.02      Termination Without Cause......................................................................32

                                  ARTICLE IX.
                           MISCELLANEOUS PROVISIONS

Section 9.01      Successor to the Servicer......................................................................33
Section 9.02      Costs..........................................................................................35
Section 9.03      Notices........................................................................................35
Section 9.04      Severability Clause............................................................................36
Section 9.05      No Personal Solicitation.......................................................................36
Section 9.06      Counterparts...................................................................................37
Section 9.07      Place of Delivery and Governing Law............................................................37
Section 9.08      Further Agreements.............................................................................37
Section 9.09      Intention of the Parties.......................................................................37
Section 9.10      Successors and Assigns; Assignment of Servicing Agreement......................................37
Section 9.11      Assignment by Lehman Capital...................................................................38
Section 9.12      Intended Third Party Beneficiaries.............................................................38
Section 9.13      Waivers........................................................................................38
Section 9.14      Exhibits.......................................................................................38
Section 9.15      General Interpretive Principles................................................................38
Section 9.16      Reproduction of Documents......................................................................39


                             EXHIBITS & SCHEDULES

EXHIBIT A                  Mortgage Loan Schedule
EXHIBIT B                  Custodial Account Letter Agreement
EXHIBIT C                  Escrow Account Letter Agreement

SCHEDULE 1                 Servicer Recordation Fees

                              SERVICING AGREEMENT


     THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 1999, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Capital"), and AURORA LOAN SERVICES INC., a Delaware corporation ("the Servicer"), recites and provides as follows:

                                   RECITALS

     WHEREAS, the Seller has conveyed certain Mortgage Loans identified on
Schedule I hereto (the "Mortgage Loans") on a servicing-retained basis to Structured Asset Securities Corporation (the "Depositor"), which in turn has conveyed the Mortgage Loans to The First National Bank of Chicago, as trustee (the "Trustee") under a trust agreement dated as of April 1, 1999 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer (together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and the Depositor.

     WHEREAS, multiple classes of Certificates, including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered Holder of the Class X Certificate.

     WHEREAS, Lehman Capital desires that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Directing Holder and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein.

     WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Flow Servicing Agreement dated as of September 1, 1997, between Lehman Capital and the Servicer shall not apply to the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement;

     WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

     WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Directing Holder, pursuant to Section 9.12, is each an intended third party beneficiary of this Agreement.

     WHEREAS, Lehman Capital and the Servicer acknowledge and agree that Lehman Capital will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to either Lehman Capital or the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

     The following terms are defined as follows (except as otherwise agreed in writing by the parties):

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

     Act: The National Housing Act, as amended from time to time.

     Adjustable Rate Mortgage Loan: A Mortgage Loan serviced pursuant to this Agreement under which the Mortgage Interest Rate is adjusted from time to time in accordance with the terms and provisions of the Mortgage Note.

     Agreement: This Servicing Agreement and all amendments hereof and supplements hereto.

     Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

     Applicable Agency: With respect to Conventional Loans, FNMA, and with respect to FHA Loans or VA Loans, GNMA.

     Appraised Value: The value set forth in an appraisal made in connection with the origination or the refinance of the related Mortgage Loan as the value of the Mortgaged Property.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

     Best Efforts: Efforts determined to be reasonably diligent by the Seller or Servicer, as the case may be, in its sole discretion. Such efforts do not require the Seller or Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Seller or Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York, Minnesota and Maryland are authorized or obligated by law or executive order to be closed.

     Certificates: Any or all of the Certificates issued pursuant to the Trust Agreement.

     Closing Date: May 10, 1999.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

     Conventional Loan: A conventional residential first or second lien fixed or adjustable rate Mortgage Loan that is neither FHA insured nor VA guaranteed.

     Costs: For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

     Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

     Custodial Agreement: The custodial agreement relating to custody of all of the Mortgage Loans, among the Custodian, the Trustee, and the Depositor, dated as of April 1, 1999.

     Custodian: Norwest Bank Minnesota, National Association, as Custodian pursuant to the Custodial Agreement, and any successor thereto.

     Cut-off Date: April 1, 1999.

     DCR: Duff & Phelps Credit Rating Co., or any successor in interest.

     Determination Date: With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

     Depositor: Structured Asset Securities Corporation, or any successor in interest.

     Directing Holder: As defined in the Recitals to this Agreement.

     Distressed Mortgage Loan: As of any Transfer Date, any Mortgage Loan that was delinquent in payment for a period of 91 days or more as of the first calendar day of the month in which such Transfer Date occurs, without giving effect to any grace period permitted by the related Mortgage Note. No Mortgage Loan shall be considered to be delinquent for the purpose of this definition by virtue of the related Mortgagor having made payment to a prior servicer.

     Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

     Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

          (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

          (vi) a Qualified GIC;

          (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment,
(A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which The First National Bank of Chicago (the "Bank"), the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Bank or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Bank or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time. The Trustee specifically authorizes the Bank or an affiliate thereof to charge and collect from the Trustee such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with the FNMA Guides.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

     Event of Default: Any event set forth in Section 8.01.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: The Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

     FHA Approved Mortgagee: A corporation or institution approved as a mortgagee by FHA under the Act and applicable HUD regulations, and eligible to own and service mortgage loans such as the FHA Loans.

     FHA Assigned Mortgage Loan: A Mortgage Loan that has been in default for longer than the applicable FHA grace period and respecting which written notice of an intention to assign has been filed with the FHA, whether or not such Mortgage Loan has in fact been assigned to the FHA.

     FHA Insurance Contract: The contractual obligation of FHA respecting the insurance of a Mortgage Loan.

     FHA Loan: A residential Mortgage Loan that, as of the Cut-off Date (or, in the case of a Qualifying Substitute Mortgage Loan, as of the date of such substitution), is the subject of an FHA Insurance Contract as evidenced by a mortgage insurance contract.

     FHA Mortgage Insurance: Mortgage insurance authorized under the Act and provided by the FHA.

     FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

     FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with the FNMA Guides.

     Fixed Rate Mortgage Loan: Any individual Mortgage Loan serviced pursuant to this Agreement as to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

     Fitch: Fitch IBCA, Inc., or any successor in interest.

     FNMA: The Federal National Mortgage Association, or any successor thereto.

     FNMA Guides: The FNMA Selling Guide and the FNMA Servicing Guide and all amendments or additions thereto.

     GNMA: The Government National Mortgage Association, or any successor thereto.

     HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance. The term "HUD," for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and GNMA.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property including FHA insurance proceeds and/or VA guaranty proceeds.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Master Servicer: Norwest Bank Minnesota, National Association, or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

     MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS.

     MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

     Monthly Advance: With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan, and that (i) was delinquent at the close of business on the first day of the month in which such Remittance Date occurs and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Servicer which may support such determinations.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

     Moody's: Moody's Investors Service, or any successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

     Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in the FNMA Guides.

     Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note.

     Mortgage Loan: An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee.

     Mortgage Loan Schedule: A schedule of the Mortgage Loans setting forth information with respect to such Mortgage Loans (including any MERS identification number (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan), attached hereto as Exhibit A.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Net Sale Proceeds: The proceeds from the sale of REO Property, net of all expenses incurred by the Servicer in connection with such sale, including, without limitation, legal fees and expenses, referral fees, brokerage commissions, conveyance taxes and any other related expense.

     Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

     Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage
Loan.

     Notice Date: The fifteenth calendar day preceding each Transfer Date, or, if such day is not a Business Day, the immediately preceding Business Day.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, but which must be independent outside counsel with respect to any such opinion of counsel concerning (i) the non-recordation of Mortgage Loans pursuant to Section 2.02 hereof and (ii) federal income tax matters.

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

     Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full during any Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Prepayment Date in such Due Period, the amount of interest (net the Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

     Prepayment Period: With respect to the first Remittance Date, the period beginning on the Cut-off Date and ending on May 1, 1999. With respect to each subsequent Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs.

     Prime Rate: The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) the Servicer, unless the Master Servicer is notified by any Rating Agency that the designation of the Servicer as a Qualified Depository will result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA, FHLMC and GNMA.

     Rating Agency: Each of S&P and DCR.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

     REO Disposition: The final sale by the Servicer of any REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.12.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, pursuant to
Section 3.12.

     S&P: Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., or any successor in interest.

     Seller: Lehman Capital, A Division of Lehman Brothers Holdings Inc., or its successors in interest and assigns.

     Servicer: Aurora Loan Services Inc. or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) transferring Distressed Mortgage Loans to the Special Servicer pursuant to Section 3.15,
(c) any enforcement or administrative or judicial proceedings, including foreclosures, (d) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (e) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (f) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (g) compliance with the obligations pursuant to the provisions of the FNMA Guides.

     Servicing Fee: An amount equal to one-twelfth the product of (a) a rate per annum equal to 0.50% and (b) the outstanding principal balance of such Mortgage Loan. The obligation of the Trustee to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement.

     Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

     Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer or Seller upon request, as such list may from time to time be amended.

     Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

     Special Servicer: Ocwen Federal Bank FSB, or its successor in interest or assigns or any successor to the Special Servicer under the Special Servicing Agreement as provided therein.

     Special Servicing Agreement: The Special Servicing Agreement between Lehman Capital and the Special Servicer dated as of April 1, 1999.

     Transfer Date: The fourth calendar day of each month, or, if such day is not a Business Day, the next succeeding Business Day. Each transfer of servicing on a Transfer Date shall be deemed to be effective immediately following the close of business of such Transfer Date.

     Transfer Notice: A certification by the Servicer listing the Distressed Mortgage Loans expected to be the subject of a servicing transfer on the related Transfer Date, based on information available as of the related Notice Date.

     Trust Agreement: The Trust Agreement dated as of April 1, 1999, among the Trustee, the Master Servicer and the Depositor.

     Trust Fund: The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any related assets.

     Trustee: The First National Bank of Chicago, or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

     VA: The Veterans Administration, an agency of the United States of America, or any successor thereto including the Administrator of Veterans Affairs.

     VA Approved Lender: Those lenders which are approved by the VA to act as a lender in connection with the origination of VA Loans.

     VA Loan: A Mortgage Loan that, as of the Cut-off Date (or, in the case of a Qualifying Substitute Mortgage Loan, as of the date of such substitution), is the subject of a VA Loan Guaranty Agreement as evidenced by a Loan Guaranty Certificate, or a Mortgage Loan which is a vendee loan sold by the VA.

     VA Loan Guaranty Agreement: The obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the Mortgagor pursuant to the Servicemen's Readjustment Act, as amended.

     VA Loan Guaranty Certificate: The certificate evidencing a VA Loan Guaranty Agreement.

     VA Regulations: Regulations promulgated by the Veteran's Administration pursuant to the Servicemen's Readjustment Act, as amended, codified in 38 Code of Federal Regulations, and other VA issuances relating to VA Loans, including related Handbooks, Circulars and Notices.

     Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

                                  ARTICLE II.

             SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                               RESPONSIBILITIES

     Section 2.01 Contract for Servicing; Possession of Servicing Files.

     The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On or before the Closing Date, the Seller shall cause to be delivered the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer. Each Servicing File delivered to a Servicer shall be held in trust by such Servicer for the benefit of the Trustee, provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller. The Servicer's possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

     Section 2.02 Books and Records.

     (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded.

     (b) Subject to Section 3.01(a) hereof, an Assignment of Mortgage in favor of the Trustee shall be recorded as to each Non-MERS Mortgage Loan unless instructions to the contrary are delivered to the Servicer, in writing, by the Trustee. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage.

     (c) Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements relating to any of the Non-MERS Mortgage Loans.

     (d) All rights arising out of the Mortgage Loans shall be vested in the Trustee. All funds received on or in connection with a Mortgage Loan shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

                                 ARTICLE III.
                        SERVICING OF THE MORTGAGE LOANS

     Section 3.01 Servicer to Service.

     The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices, including taking all actions that a mortgagee is permitted or required to take by the FHA or VA, with respect to any FHA Loans or VA Loans, as the case may be. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in strict compliance with the servicing provisions related to the FNMA MBS Program (Special Servicing Option) of the FNMA Guides, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance, the maintenance of Mortgage Impairment Insurance Policies, the maintenance of Fidelity Bond and Errors and Omissions Insurance, inspections, the restoration of Mortgaged Property, the maintenance of PMI Policies, insurance claims, the title, management and disposition of REO Property, permitted withdrawals with respect to REO Property, REO reports, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the FNMA Guides, the provisions of this Agreement shall control and be binding upon the Seller, the Master Servicer and the Servicer.

     The Seller and the Servicer additionally agree as follows:

     (a) The Servicer shall (A) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (B) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Mortgage Loans;
(C) record or cause to be recorded, subject to Section 2.02(b) hereof, all Assignments of Mortgage with respect to Non-MERS Mortgage Loans in the name of the Trustee; (D) pay the recording costs pursuant to Section 2.02 hereof; and/or (E) track such Mortgages and Assignments of Mortgage to ensure they have been recorded. The Servicer shall be entitled to be paid by the Seller the fees set forth on Schedule 1 hereto for the preparation and recordation of the Mortgages and Assignments of Mortgage. After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Servicer, the Servicer shall submit to the Depositor a reasonably detailed invoice for reimbursement of recording costs it incurred hereunder.

     (b) The Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage of the transfer of the servicing thereto to the Servicer.

     (c) The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

     Consistent with the terms of this Agreement, the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans. The Servicer shall not make any future advances to any obligor under any Mortgage Loan, and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with
Section 4.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything to the contrary in this Agreement, the Servicer shall not (unless the Servicer determines, in its own discretion, that there exists a situation of extreme hardship to the Mortgagor), waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty.

     In servicing and administering any FHA Loans or VA Loans, the Servicer shall comply strictly with the National Housing Act and the FHA Regulations, the Servicemen's Readjustment Act, the VA Regulations and administrative guidelines issued thereunder or pursuant thereto, and, to the extent permitted hereunder, promptly discharge all of the obligations of the mortgagee thereunder and under each Mortgage including the payment of any fees, premiums and charges and the timely giving of notices.

     In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, the FNMA Guides, the FHA Regulations and the VA Regulations, and the Seller's reliance on the Servicer.

     Section 3.02 Collection of Mortgage Loan Payments.

     Continuously from the Closing Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 3.03 Establishment of and Deposits to Custodial Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled as directed by the Trustee. The Custodial Account shall be established with a Qualified Depository. Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B. A copy of such certification or letter agreement shall be furnished to the Master Servicer and, upon request, to any subsequent owner of the Mortgage Loans.

     The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          (iii) all Liquidation Proceeds;

          (iv) all Insurance Proceeds;

          (v) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

          (vi) any Prepayment Interest Shortfall Amount;

          (vii) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

          (viii) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds; and

          (ix) any other amount to be required hereunder to be deposited in the Custodial Account.

     Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

     Section 3.04 Permitted Withdrawals From Custodial Account.

     The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

          (ii) in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

          (iii) to pay itself investment earnings on funds deposited in the Custodial Account;

          (iv) to clear and terminate the Custodial Account upon the termination of this Agreement;

          (v) to transfer funds to another Qualified Depository in accordance with Section 3.11 hereof;

          (vi) to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

          (vii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 4.03, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund; and

          (viii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund.

     Section 3.05 Establishment of and Deposits to Escrow Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled as directed by the Trustee. The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such certification or letter agreement shall be furnished to the Master Servicer and, upon request, to any subsequent owner of the Mortgage Loans.

     The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

     The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 3.06 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

          (iii) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (iv) for application to restoration or repair of the Mortgaged Property in accordance with the FNMA Guides;

          (v) for transfer to the Custodial Account of fire and hazard insurance proceeds and Escrow Payments with respect to any FHA Loan or VA Loan, where the FHA or the VA, respectively, has directed application of funds as a credit against the proceeds of the FHA Insurance Contract or VA Loan Guaranty Agreement;

          (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

          (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Section 3.07 Maintenance of FHA Mortgage Insurance and VA Guaranty.

     With respect to any FHA Loans and VA Loans, the Servicer shall maintain and keep the FHA Mortgage Insurance and the VA Guaranty, respectively, in full force and effect throughout the term of this Agreement and discharge its obligations arising out of FHA Mortgage Insurance and the VA Guaranty Certificate. The Servicer hereby agrees that it shall be liable to the Trustee for any loss, liability or expense incurred by the Trust Fund by reason of any FHA Mortgage Insurance or VA Guaranty being voided, reduced, released or adversely affected by reason of the negligence or willful misconduct of the Servicer. The Servicer will service and administer the Mortgage Loans in accordance with the obligations of mortgagees under the Act and the applicable regulations thereunder and under the Servicemen's Readjustment Act and VA Regulations and will discharge all obligations of the mortgagee under each Mortgage Loan including, with respect to FHA Loans and VA Loans, paying all FHA and VA insurance premiums, fees or charges, as required, and, subject to the right to assign the Mortgage Loan to the FHA or VA, as the case may be, will take all action reasonably necessary to preserve the lien of such Mortgage, including the defense of actions to challenge or foreclose such lien.

     Section 3.08 Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance. Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer a copy of each such bond and insurance policy if (i) the Master Servicer so requests and (ii) the Servicer is not an affiliate of Lehman Brothers Inc. at the time of such request.

     Section 3.09 Notification of Adjustments.

     With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

     Section 3.10 Completion and Recordation of Assignments of Mortgage and FHA and VA Change Notices. As soon as practicable after the Closing

     Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable government agency), the Servicer shall cause the endorsements on the Mortgage Note (if applicable), the Assignments of Mortgage (subject to Section 3.01(a)), the assignment of security agreement and the HUD form 92080 Mortgage Record Change with respect to all FHA Loans to be completed in the name of the Trustee (or MERS, as applicable), and shall give notice to the VA of a transfer of insurance credits, if applicable, with respect to VA Loans on the form prescribed by the VA.

     Section 3.11 Protection of Accounts.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Master Servicer, which consent shall not be withheld unreasonably.

     The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

     Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

     Section 3.12 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee (or MERS, as applicable), or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee.

     The Servicer shall use its Best Efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

     The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     Subject to the approval of the Master Servicer as described in this paragraph, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund. Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer and the Trustee of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within 2 Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale. With respect to any REO Property, upon a REO Disposition, the Servicer shall be entitled to retain from REO Disposition Proceeds a disposition fee equal to the lesser of (A) 1.5% of the Net Sale Proceeds or (B) $1,250; provided, however, that (1) in the event that the REO Disposition Proceeds exceed $25,000, such disposition fee shall not be less than $500 and (2) in the event that the REO Disposition Proceeds are $25,000 or less, such disposition fee shall be equal to $250. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. After the expenses of such disposition shall have been paid, the Servicer shall reimburse itself pursuant to Section 3.04 hereof for any Servicing Advances it incurred with respect to such REO Property.

     The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the FNMA Guides. The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.12 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     Section 3.13 Real Estate Owned Reports.

     Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

     Section 3.14 MERS.

     (a) The Servicer shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

     (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans.

     (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
3.15 or Section 9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee, the Master Servicer and any successor Servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

     Section 3.15 Transfer of Distressed Mortgage Loans.

     On each Notice Date, the Servicer shall send by facsimile or electronic mail a Transfer Notice to the Special Servicer, the Master Servicer, the Trustee and the Custodian, and shall mail to the Mortgagor of each Mortgage Loan listed in such Transfer Notice a letter advising each such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Special Servicer, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of such letter shall have the prior approval of the Special Servicer. The Servicer shall promptly provide the Special Servicer with copies of all such notices and letters.

     On each Transfer Date, the Servicer shall transfer the servicing of Distressed Mortgage Loans to the Special Servicer. Any Mortgage Loan identified as a Distressed Mortgage Loan in the related Transfer Notice that is no longer 91 days delinquent as of the applicable Transfer Date shall not be considered to be a Distressed Mortgage Loan, the servicing thereof shall not be transferred, and the Servicer shall provide to such Mortgagor any notice required by applicable law with respect to the non-transfer of such Mortgage Loan.

     Not later than the Business Day immediately following the Transfer Date, the Servicer shall deliver to the Special Servicer, with respect to the Distressed Mortgage Loans that were transferred to the Special Servicer on such Transfer Date, all related Servicing Files, and to the Special Servicer and the Master Servicer a preliminary loan level tape or other electronic media (a "Report") in form reasonably acceptable to the Servicer, the Master Servicer and the Special Servicer. Within two Business Days following such Transfer Date, the Servicer shall deliver such Report in final form reasonably acceptable to the Master Servicer and the Special Servicer, and commensurate with generally acceptable industry standards, detailing the amount of any unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees on a loan level basis. Should the Master Servicer or the Special Servicer desire a loan level tape or other electronic media containing information which is not readily extractable from the Servicer's servicing system, the Servicer shall diligently cooperate to make such loan level data available to the Master Servicer and Special Servicer. In addition, not later than three Business Days following each Transfer Date, the Servicer shall transfer to the Special Servicer any funds held in an Escrow Account or Custodial Account relating to the Distressed Mortgage Loans as to which servicing was transferred to the Special Servicer on such Transfer Date. Upon the successful completion of the transfer of servicing for Distressed Mortgage Loans, the Special Servicer will reimburse the Servicer for any unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees with respect to such Distressed Mortgage Loans which have been properly documented.

     In connection with the transfer of any Distressed Mortgage Loan, (i) the Servicer will be responsible for servicing the Distressed Mortgage Loan until the effective date of transfer of servicing to the Special Servicer, but shall have no right or obligation to service such Distressed Mortgage Loan from and after the effective date of the transfer of servicing to the Special Servicer,
(ii) notwithstanding clause (i) above, the Servicer shall include the Distressed Mortgage Loan in its monthly remittance report pursuant to Section
4.02 for the month in which such transfer is effected and shall be obligated, subject to Section 4.03, to make the Monthly Advance with respect to such Distressed Mortgage Loan on the Remittance Date in the month in which such transfer is effected, in each case, regardless of whether the Remittance Date occurs before or after the effective date of such transfer, (iii) the amount of Monthly Advances to be reimbursed to the Servicer by the Special Servicer hereunder shall include the Monthly Advance described in clause (ii) above regardless of whether the Servicer makes such Monthly Advance before or after the effective date of such transfer, and (iv) the Servicer shall not be entitled to the Servicing Fee with regard to any such Distressed Mortgage Loan for the month in which such transfer occurs.

                                  ARTICLE IV.

                          PAYMENTS TO MASTER SERVICER

     Section 4.01 Remittances.

     On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vi), and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

     With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

     All remittances required to be made to the Master Servicer shall be made to the following wire account:

                  Norwest Bank Minnesota, National Association
                  Minneapolis, Minnesota
                  ABA #:  091-000-019
                  Account Name:  Corporate Trust Clearing
                  Account Number:  3970771416
                  For further credit to:  13529800, SASCO 1999-SP1

     Section 4.02 Statements to Master Servicer.

     Not later than the tenth Business Day of each month, the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice containing such information in the form of FNMA form 2010 or such other form as shall be required by the FNMA Guides or by the Master Servicer as to the accompanying remittance and the period ending on the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

     In addition, not more than 60 days after the end of each calendar year, commencing December 31, 1999, the Servicer shall furnish to each Person who was an owner of the Mortgage Loans at any time during such calendar year as required by applicable law or if not required by applicable law, at the request of such owner as to the aggregate of remittances for the applicable portion of such year.

     Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

     Beginning with calendar year 2000, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 1999 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

     Section 4.03 Monthly Advances by Servicer.

     The Servicer shall make Monthly Advances through the Remittance Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loans.

                                  ARTICLE V.

                         GENERAL SERVICING PROCEDURES

     Section 5.01 Servicing Compensation.

     As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month. Such Servicing Fee shall be payable monthly. The Servicing Fees shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment or as otherwise provided in Section 3.04. The obligation of the Trustee to pay the Servicing Fees is limited as provided in Section 3.04. The aggregate of the Servicing Fees payable to the Servicer for any month with respect to the Mortgage Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month.

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 5.02 Annual Audit Report.

     On or before April 30 of each year, beginning with April 30, 2000, Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     Section 5.03 Annual Officer's Certificate.

     On or before April 30 of each year, beginning with April 30, 2000, the Servicer, at its own expense, will deliver to the Seller and Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

                                 ARTICLE VI.

                          REPRESENTATIONS, WARRANTIES
                                AND AGREEMENTS

     Section 6.01 Representations, Warranties and Agreements of the Servicer.

     The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller as of the Closing Date:

     (a) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all licenses, or is in the process of obtaining all licenses (which in any event will be received by the Closing Date), necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

     (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

     (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

     (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such consent, approval, authorization or order will be obtained prior to the Closing Date;

     (g) Ability to Service. The Servicer is or will be prior to the Closing Date an FHA Approved Mortgagee, a VA Approved Lender and an approved seller/servicer of conventional residential mortgage loans for FNMA, FHLMC or GNMA, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is or will be prior to the Closing Date in good standing to service mortgage loans for the FHA and the VA and either FNMA, FHLMC or GNMA. Aurora Loan Services Inc. is a member in good standing of the MERS system;

     (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading; and

     (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

     Section 6.02 Remedies for Breach of Representations and Warranties of the Servicer.

     It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller and the Trustee. Upon discovery by either the Servicer, the Master Servicer or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Seller or the Trustee, the party discovering such breach shall give prompt written notice to the other.

     Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section
6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Trustee. Such assignment shall be made in accordance with Sections 9.01 and 9.02.

     In addition, the Servicer shall indemnify the Seller and the Master Servicer and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Master Servicer and the Trustee respecting a breach of the foregoing representations and warranties.

     Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Seller or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Seller or the Master Servicer for compliance with this Agreement.

     Section 6.03 Additional Indemnification by the Servicer; Third Party
Claims.

     The Servicer shall indemnify the Seller, the Master Servicer and the Trust Fund and hold them harmless against any and all Costs that the indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement or (ii) the failure of the Servicer to cause any event to occur which requires its "Best Efforts" under this Agreement. The Servicer shall immediately notify the Seller, the Master Servicer, the Trustee, or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim. Each indemnified party, as applicable, promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in material compliance with the terms of this Agreement. In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

                                 ARTICLE VII.

                                 THE SERVICER

     Section 7.01 Merger or Consolidation of the Servicer.

     The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a FNMA-, FHLMC-, and GNMA-approved servicer in good standing and an FHA approved Mortgagee and a VA Approved Lender.

     Section 7.02 Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master Servicer or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

     Section 7.03 Limitation on Resignation and Assignment by the Servicer.

     The Seller has entered into this Agreement with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller and the Master Servicer, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller and the Master Servicer, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Master Servicer and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Master Servicer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer and the Trustee. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 9.01.

     Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller and the Master Servicer, then the Seller or the Master Servicer shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                                ARTICLE VIII.

                                  TERMINATION

     Section 8.01 Termination for Cause.

     This Agreement shall be terminable at the option of the Seller or the Master Servicer if any of the following events of default exist on the part of the Servicer:

          (i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

          (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days; or

          (iii) failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction, if required by such jurisdiction, where the Mortgaged Properties are located; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

          (vii) the Servicer ceases to meet the qualifications of a FNMA, FHLMC or GNMA lender/servicer or ceases to be an FHA Approved Mortgagee or ceases to be a VA Approved Lender; or

          (viii) the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof, in each case without complying fully with the provisions of Section 7.03.

     In each and every such case, so long as an event of default shall not have been remedied, in addition to whatever rights the Seller or the Master Servicer may have at law or equity to damages, including injunctive relief and specific performance, the Seller or the Master Servicer, by notice in writing to the Servicer, may, and shall, in the case of any default described in clause (i) above, terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

     Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Seller and the Master Servicer. Upon written request from the Seller, the Servicer shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Seller and the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     By a written notice, the Seller and the Master Servicer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 8.02 Termination Without Cause.

     (a) This Agreement shall terminate upon: (i) the later of (x) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and
(y) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder and (ii) mutual consent of the Servicer, Seller and the Master Servicer in writing.

     (b) At the sole discretion of the Directing Holder, the Directing Holder may terminate the rights and obligations of the Servicer under this Agreement. Any such termination shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail to the addresses set forth in Section 9.03 of this Agreement (in the case of the Servicer or the Master Servicer) or in Section 11.07 of the Trust Agreement (in the case of the Trustee). The Servicer shall comply with the termination procedures set forth in Sections 7.03, 8.01 and 9.01 hereof. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to this Section 8.02(b).

                                  ARTICLE IX.

                           MISCELLANEOUS PROVISIONS

     Section 9.01 Successor to the Servicer.

     Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(a)(ii), the Master Servicer shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) pursuant to Section 8.02(b), the Directing Holder shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, the Trustee and each Rating Agency, shall be a member in good standing of the MERS system (if any of the Mortgage Loans are MERS Eligible Mortgage Loans, unless such Mortgage Loans are withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee at the expense of the successor Servicer) and shall be an FHA Approved Mortgagee and a VA Approved Lender. Each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In addition, with respect to any FHA Loans serviced hereunder, the Servicer shall provide notice of such change in servicers to HUD on HUD form 92080 or such other form as prescribed by HUD, at least 10 days after such transfer of servicing. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Seller under
Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

     Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage. The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer and the Seller an instrument
(i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 (including a representation that the successor Servicer is a member of MERS, unless none of the Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Mortgage Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee) and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor Servicer is appointed pursuant to Section 8.02(b) of this Agreement, such successor Servicer must satisfy the conditions relating to the transfer of servicing set forth in
Section 11.14 of the Trust Agreement.

     The Servicer shall deliver promptly to the successor Servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

     Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee, the Seller and Master Servicer of such appointment in accordance with the procedures set forth in Section 9.03.

     Neither the Master Servicer nor any successor Servicer (including the Seller and the Master Servicer) shall be liable for any acts or omissions of the Servicer or any predecessor servicer. In particular, neither the Master Servicer nor any successor Servicer (including the Seller and the Master Servicer) shall be liable for any servicing errors or interruptions resulting from any failure of the Servicer to maintain computer and other information systems that are year-2000 compliant.

     Section 9.02 Costs.

     The Seller shall pay any legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by the Seller. Subject to Sections 2.02 and 3.01(a), the Depositor shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

     Section 9.03 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

          (i) if to the Seller:

                 Lehman Capital, A Division of
                 Lehman Brothers Holdings Inc.
                 Three World Financial Center
                 New York, New York  10285
                 Attention: Manager, Contract Finance
                 Telephone No.:  (212) 526-5837
                 Telecopier No.:  (212) 526-6154

          (ii) if to the Master Servicer:

                  Norwest Bank Minnesota, National Association
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Telephone No.:  (410) 884-2000
                  Telecopier No.:  (410) 884-2360
                  Attention:  Master Servicing, SASCO 1999-SP1

          (iii) if to the Servicer:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Aurora, Colorado  80014
                  Attention:  Rick Skogg
                  Telephone No.:  (303) 745-3661
                  Telecopier No.:  (303) 338-2289

                  and

                  Aurora Loan Services Inc.
                  601 Fifth Avenue
                  P.O. Box 1706
                  Scottsbluff, Nebraska  69361
                  Attention:  Leo C. Trautman, Jr.
                  Telephone No.:  (308) 635-3500
                  Telecopier No.:  (308) 632-4287

     Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

     Section 9.04 Severability Clause.

     Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

     Section 9.05 No Personal Solicitation.

     From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan (on a targeted basis) for any purposes of prepayment, refinancing or modification of the related Mortgage Loan, provided, however, that this limitation shall not prohibit Servicer from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by Servicer other than a Mortgage Loan. It is understood and agreed that, among other marketing activities, promotions undertaken by Servicer which are directed of the general public at large or which are directed generally to a segment of the then existing customers of Servicer or any of its direct or indirect subsidiaries (including, without limitation, the mailing of promotional materials to Servicer's deposit customers by inserting such materials into customer account statements, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements) shall not constitute solicitation under this section. In the event the Servicer does refinance any Mortgage Loan as a result of a violation of the requirements set forth in this Section 9.05, Servicer hereby agrees to pay to the Trust Fund an amount equal to the difference, if any, between the amount that the Trust Fund would have received if it had sold the Mortgage Loan to a third party, and the proceeds received by the Servicer as result of such refinancing.

     Section 9.06 Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 9.07 Place of Delivery and Governing Law.

     This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     Section 9.08 Further Agreements.

     The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Section 9.09 Intention of the Parties.

     It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans and all rights (other than the servicing rights) related thereto.

     Section 9.10 Successors and Assigns; Assignment of Servicing Agreement.

     This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the Trustee and the Master Servicer and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03.

     Section 9.11 Assignment by Lehman Capital.

     The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement. All references to the Seller in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including the Trustee.

     Section 9.12 Intended Third Party Beneficiaries.

     Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Directing Holder as if they were parties to this Agreement, and the Master Servicer and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to Article VII of the Trust Agreement.

     Section 9.13 Waivers.

     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     Section 9.14 Exhibits.

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 9.15 General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean by reason of enumeration.

     Section 9.16 Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     IN WITNESS WHEREOF, the Servicer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                                         LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                         BROTHERS HOLDINGS INC., as Seller



                                         By: /s/ Joseph J. Kelly
                                             --------------------------------
                                             Name:  Joseph J. Kelly
                                             Title:  Authorized Signatory



                                          AURORA LOAN SERVICES INC.,
                                          as Servicer



                                          By: /s/ Leo C. Trautman, Jr.
                                              -------------------------------
                                              Name:  Leo C. Trautman, Jr.
                                              Title:  Executive Vice President

                                   EXHIBIT A


                            MORTGAGE LOAN SCHEDULE

                                   EXHIBIT B

                      CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                              _______ __, 199_

To:      ___________________________

         ___________________________

         ___________________________
         (the "Depository")


     As Servicer under the Servicing Agreement, dated as of April 1, 1999 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as "Aurora Loan Services Inc., in trust for the Master Servicer for SASCO 1999-SP1." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                        AURORA LOAN SERVICES INC.



                                        By:___________________________________
                                           Name:
                                          Title:


     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                             __________________________________
                                             Depository



                                             By:_______________________________
                                                Name:
                                                Title:
                                                Date:

                                   EXHIBIT C

                        ESCROW ACCOUNT LETTER AGREEMENT


                                                              _______ __, 199_

To:      ___________________________

         ___________________________

         ___________________________
         (the "Depository")


     As Servicer under the Servicing Agreement, dated as of April 1, 1999 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as "Aurora Loan Services Inc., in trust for the Master Servicer for SASCO 1999-SP1." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.




                                        AURORA LOAN SERVICES INC.



                                        By:___________________________________
                                           Name:
                                          Title:


     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                          _____________________________________
                                          Depository



                                          By:__________________________________
                                             Name:
                                             Title:
                                             Date:



                                                                  EXHIBIT 99.4


                                                                   Execution



                          SPECIAL SERVICING AGREEMENT


     THIS SPECIAL SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 1999, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and OCWEN FEDERAL BANK FSB, a federal savings bank (the "Special Servicer"):

                                   RECITALS

     WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on
Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to The First National Bank of Chicago, as trustee (the "Trustee") under a trust agreement dated as of April 1, 1999 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

     WHEREAS, multiple classes of Certificates, including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered Holder of the Class X Certificate.

     WHEREAS, Lehman Capital desires that the Special Servicer perform the services with respect to the Serviced Mortgage Loans as provided in this Agreement (including those provisions that are incorporated by reference herein), and the Special Servicer has agreed to do so, subject to the conditions set forth herein.

     WHEREAS, Norwest and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Special Servicer under this Special Servicing Agreement.

     WHEREAS, Lehman Capital and the Special Servicer acknowledge and agree that Lehman Capital will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to Lehman Capital is intended, unless otherwise specified, to mean Lehman Capital or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Special Servicer hereby agree as follows:

                                   AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement dated as of December 1, 1997, between Lehman Capital and the Special Servicer (the "Servicing Agreement") incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Special Servicing. The Special Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     3. Master Servicing; Termination of Special Servicer. The Special Servicer, including any successor special servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Special Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee pursuant to the Trust Agreement, shall have the same rights as the "Owner" (as defined in the Servicing Agreement) to enforce the obligations of the Special Servicer under the Servicing Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Special Servicer under this Agreement upon the failure of the Special Servicer to perform any of its obligations under this Agreement, after the expiration of any notice and cure periods, if any, as provided in Section 9.01 of the Servicing Agreement. If the Special Servicer is in default under this Agreement, after the expiration of any notice and cure periods, if any, the Master Servicer shall, upon the written direction of the Directing Holder, terminate the rights and obligations of the Special Servicer under this Agreement.

     Upon prior written notice, the Directing Holder shall have the exclusive right to terminate the rights and obligations of the Special Servicer under this Agreement without cause and without payment of any termination fee in connection with such termination; provided, that (i) any successor special servicer shall be appointed in the manner provided below and pursuant to
Section 11.14 of the Trust Agreement and (ii) a letter is provided to the Trustee from each Rating Agency to the effect that such termination and appointment will not result in the qualification, reduction, or withdrawal of the ratings applicable to the Certificates.

     Notwithstanding anything to the contrary in Sections 9.01, 9.02 and 10.01 of the Servicing Agreement, the Directing Holder shall, within 30 days of the receipt by the Special Servicer of a copy of any termination notice delivered by the Master Servicer to the Special Servicer or upon delivery by the Directing Holder of any such notice pursuant Section 9.02 or upon receipt by the Directing Holder of any resignation notice given by the Special Servicer, notify the Trustee and the Master Servicer in writing of the Directing Holder's nominee as successor special servicer, which nominee shall be appointed as special servicer by the Master Servicer unless the Master Servicer reasonably objects to such nominee within 10 days following receipt of such notice. If the Master Servicer objects to such nominee, then the Master Servicer shall, within such 10-day period, appoint a successor special servicer, which successor shall be reasonably acceptable to the Directing Holder. In addition to any other requirements or qualifications set forth herein, any successor special servicer shall be a member in good standing of the MERS system.

     4. No Representations. Neither the Special Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates issued pursuant thereto.

     5. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     6. Governing Law. THIS SPECIAL SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     8. Reconstitution. Lehman Capital and the Special Servicer agree that this Agreement is a Reconstitution Agreement, and that the date hereof is the Reconstitution Date, each as defined in the Servicing Agreement. This Agreement amends the terms and provisions of the Servicing Agreement only with respect to the Serviced Mortgage Loans identified on Schedule I hereto and does not purport to amend or modify the Servicing Agreement with respect to any other loans that are or may become subject to the Servicing Agreement.

     9. Notices and Remittances to the Master Servicer. All notices required to be delivered to the Owner or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Norwest Bank Minnesota, National Association
                  11000 Broken Land Parkway
                  Columbia, Maryland  21044
                  Attn:  Master Servicing Department, SASCO 1999-SP1

     Copies of all such notices, and all notices to be delivered to the initial Directing Holder under this Agreement, shall be delivered to the Directing Holder at the following address:

                  Lehman Brothers Inc.
                  Three World Financial Center
                  200 Vesey Street
                  New York, New York  10285
                  Attn:  Mortgage-Backed Securities

     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  Norwest Bank Minnesota, National Association
                  Minneapolis, Minnesota
                  ABA#:  091-000-019
                  Account Name:  Corporate Trust Clearing
                  Account Number:  3970771416
                  For further credit to:  13529800, SASCO 1999-SP1

     10. Transfer of Rights of Directing Holder. All rights of the Directing Holder hereunder and under the Trust Agreement and all obligations of the other parties hereto with respect to the Directing Holder shall, immediately upon the transfer of the Class X Certificate to any other Person, be transferred to and rest in such other Person.

     11. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Directing Holder as if they were parties to this Agreement, and the Master Servicer and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to Article VII of the Trust Agreement.

     12. Annual Audit Report. On or before April 30 of each year, beginning with April 30, 2000, Special Servicer shall cause a firm of independent public accountants (who may also render other services to Special Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Owner, the Directing Holder and Master Servicer, (i) year-end audited (if available) financial statements of the Special Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Special Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     13. Annual Officer's Certificate. On or before April 30 of each year, beginning with April 30, 2000, the Special Servicer, at its own expense, will deliver to the Owner, the Directing Holder and Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Special Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Special Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Special Servicer to remedy such default.

     Executed as of the day and year first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                       LEHMAN BROTHERS HOLDINGS INC.



                                       By: /s/ Joseph J. Kelly
                                           -----------------------------------
                                           Name:  Joseph J. Kelly
                                           Title:  Authorized Signatory


                                       OCWEN FEDERAL BANK FSB



                                       By: /s/ Ronald M Faris
                                           -----------------------------------
                                           Name:  Ronald M. Faris
                                           Title:  Executive Vice President

                                   EXHIBIT A

                   Modifications to the Servicing Agreement


1. The following is hereby added immediately following the words "incidental fees and charges" in the definition of "Ancillary Income" in Article I:
     ", but not including any premium or penalty associated with a prepayment of principal of a Mortgage Loan."

2. The definition of "Base Servicing Fee" is hereby amended by deleting the last sentence therefrom.

3. The definition of "Business Day" is hereby deleted and replaced with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of Florida, Maryland, Minnesota or New York are authorized or obligated by law or executive order to be closed."

4. The definition of "Custodial Agreement" in Article I is hereby deleted and replaced with the following:

          "The custodial agreement relating to custody of the Serviced Mortgage Loans among Norwest Bank Minnesota, National Association, as Custodian, The First National Bank of Chicago, as Trustee, and Structured Asset Securities Corporation, dated as of April 1, 1999."

5. The definition of "Distressed Mortgage Loan" in Article I is hereby deleted and replaced with the following:

          "Any Mortgage Loan with respect to which the related Mortgagor is 91 or more days delinquent (without giving effect to any grace period permitted by the related Mortgage Note) in the payment of a scheduled Monthly Payment."

6. The following is hereby added immediately following the words "Special Servicer" in the definition of "Opinion of Counsel" in Article I:
     "(except that such counsel must be Independent (as defined in the Trust Agreement) outside counsel with respect to any such opinion relating to the REMIC Provisions)."

7. The definition of "Primary Servicer" in Article I is hereby deleted and replaced with the following:

          "Aurora Loan Services Inc. or any of its successors."

8. The definition of "Prepayment Interest Shortfall Amount" is hereby amended by adding the words "or in part" immediately following the words "subject to a Principal Prepayment in full."

9.   The following definitions are hereby added to Article I:

          "Monthly Advance: With respect to each Remittance Date and each Mortgage, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance
     Rate) which was due on the Mortgage Loan, and (i) which was delinquent at the close of business on the immediately preceding Determination Date and
     (ii) which was not the subject of a previous Monthly Advance, unless such Advance would constitute a Nonrecoverable Advance."

          "REMIC Provisions: The provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time."

10. The definition of "First Remittance Date" in Article I is hereby deleted and replaced with the following:

          "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of the month, following the month in which the related Transfer Date occurs."

11. The definition of "Remittance Date" in Article I is hereby deleted and replaced with the following:

          "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, following the First Remittance Date."

12. Section 2.03 is hereby amended by deleting the first, second and third paragraphs thereof in their entirety and, in the fourth paragraph thereof, deleting the following: "(and any applicable Acknowledgement Agreement)".

13. Section 2.05(a)(i) is deleted in its entirety and replaced with the following:

          "(a)(i) Within five business days following a Transfer Date, the Special Servicer shall reimburse the Primary Servicer for all principal and interest and Servicing Advances made by such Primary Servicer and all accrued and unpaid Servicing Fees due to the Primary Servicer with respect to any Transferred Mortgage Loan identified on such Notice of Transfer for which the Primary Servicer has not been reimbursed. Thereafter, such amounts paid by the Special Servicer, if any, shall be reimbursed to the Special Servicer in accordance with Section 3.04 hereof."

14. Section 3.01 is hereby amended by deleting clause (a) of the third paragraph of subsection (B) thereof and by adding the following at the end of such Section:

          "(C) In connection with the transfer of any Distressed Mortgage Loan, (i) the Special Servicer will be responsible for servicing the Distressed Mortgage Loan from and after the effective date of transfer of servicing to the Special Servicer, but shall have no obligation to service such Distressed Mortgage Loan on or prior to such effective date of the transfer of servicing, (ii) notwithstanding clause (i) above, the Special Servicer shall not include the Distressed Mortgage Loan in its monthly remittance report pursuant to Section 4.02 for the month in which such transfer is effected and shall not be obligated to make the Monthly Advance with respect to such Distressed Mortgage Loan on the Remittance Date in the month in which such transfer is effected, in each case, regardless of whether the Remittance Date occurs before or after the effective date of such transfer, (iii) the amount of Monthly Advances to be reimbursed to the Servicer by the Special Servicer hereunder shall include the Monthly Advance made by the Servicer on such Remittance Date, regardless of whether the Servicer makes such Monthly Advance before or after the effective date of such transfer, and (iv) the Special Servicer shall be entitled to the Base Servicing Fee with respect to each such Distressed Mortgage Loan for the entire month in which such transfer occurs.

          Promptly after the transfer of any Distressed Mortgage Loan, the Special Servicer shall use its best reasonable efforts to determine whether any seller's representation or warranty applicable to such Mortgage Loan has been breached, and shall notify the Trustee and the Master Servicer in writing of any possible breach so identified. The Special Servicer may conclusively rely upon information provided by Lehman Capital, and its successors and assigns, including copies of any related agreements of sale, in determining which representations and warranties are applicable to such Mortgage Loan."

15. The words "Special Servicer, in trust for Lehman Capital, A Division of Lehman Brothers Holdings, Inc., owner of Residential Mortgage Loans, Group No. ______, and various Mortgagors" in the first paragraph of
     Section 3.03 are hereby deleted and replaced with the following: "as directed by the Trustee."

16. Section 3.04(ii) is deleted in its entirety and replaced with the following:

          "(ii) to reimburse itself for unreimbursed advances of the Special Servicer's funds made pursuant to Section 2.05 hereof, including advances by the Special Servicer to reimburse the Primary Servicer for principal and interest advances, Servicing Advances and unpaid servicing fees due to them, if any, the Special Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to either (x) amounts received on the related Transferred Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, and related Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner, the Master Servicer, any Primary Servicer and any Certificateholder or (y) any other amounts in the Collection Account in the event that such advances have been deemed to be Nonrecoverable Advances or are not recovered from recoveries in respect of the related Transferred Mortgage Loan or REO Property after a final determination has been made as to what amounts have been or will be recovered, it being understood that for those Transferred Mortgage Loans in foreclosure, the Owner shall reimburse the Special Servicer for Servicing Advances and advances made pursuant to Section 2.05 hereof through the completion of the sale of the defaulted Mortgage Loan, or the foreclosure and disposition of the REO Property;"

17. Section 3.04 is hereby amended by deleting clause (iii) in its entirety and replacing such clause with the following clauses (iii) and (iv):

          "(iii) to reimburse itself for Monthly Advances of the Special Servicer's funds made pursuant to Section 7.03, the Special Servicer's right to reimburse itself pursuant to this subclause (iii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, related Liquidation Proceeds, Insurance Proceeds, condemnation proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Special Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner, the Master Servicer, any Primary Servicer and any Certificateholder; provided, that if the Special Servicer reasonably determines that any unreimbursed Monthly Advance is a Nonrecoverable Advance, the foregoing limitation shall not apply thereto;

          (iv) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Base Servicing Fees, the Special Servicer's right to reimburse itself pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related late collections, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Special Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Special Servicer's right thereto shall be prior to the rights of the Owner; provided, that if the Special Servicer reasonably determines that any unreimbursed Servicing Advance is a Nonrecoverable Advance, the foregoing limitation shall not apply thereto;"

          Clauses (iv) through (viii) in Section 3.04 are hereby redesignated clauses (v) through (ix), as applicable.

18. The words "Special Servicer, in trust for Lehman Capital, A Division of Lehman Brothers Holdings, Inc., owner of Residential Mortgage Loans, Group No. ______, and various Mortgagors" in the first paragraph of
     Section 3.05 are hereby deleted and replaced with the following: "as directed by the Trustee."

19. Section 3.10(a) is deleted in its entirety and replaced with the following:

          "(a) Default Management Responsibilities: Subject only to Accepted Servicing Practices and Section 3.11 below, the Special Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Special Servicer is hereby authorized and empowered by the Owner (if, in the Special Servicer's reasonable judgment, such action with respect to the Transferred Mortgage Loans and/or the Mortgaged Properties is in the best interests of Owner in accordance with, or is required by, this Agreement, and subject to Accepted Servicing Practices) to take the following actions (without limitation): (i) prepare, execute and deliver, on behalf of the Owner with expenses associated therewith being Servicing Advances hereunder, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and related collateral; and, subject to the remaining terms and provisions of this Section, modifications, waivers (including, without limitation, waivers of any late payment charge in connection with any delinquent payment on a Transferred Mortgage Loan), consents, amendments, discounted payoff agreements, forbearance agreements, cash management agreements or consents to or with respect to any documents contained in the related servicing file; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other instruments comparable to any of the types of instruments described in this subsection (i), and (ii) institute and prosecute judicial and non-judicial foreclosures, suits on promissory notes, indemnities, guaranties or other loan documents, actions for equitable and/or extraordinary relief (including, without limitation, actions for temporary restraining orders, injunctions, and appointment of receivers), suits for waste, fraud and any and all other tort, contractual and/or other claims of whatever nature, and to appear in and file on behalf of the Owner such pleadings or documents as may be necessary or advisable in any bankruptcy action, state or federal suit or any other action. In the event that any Mortgage Loan is in default or, in the judgment of the Special Servicer, such default is reasonably foreseeable, the Special Servicer, consistent with Accepted Servicing Practices, may waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest or extend the final maturity date of such Mortgage
     Loan), accept payment from the related Mortgagor of an amount less than the full outstanding and unpaid principal balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Special Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action). In addition, if, with respect to a Transferred Mortgage Loan, a default (or any condition resulting in a default being reasonably foreseeable) is cured (such Mortgage Loan being referred to herein as a "Performing Loan"), the Special Servicer may thereafter waiver, modify or vary terms of such Performing Loan provided that no such action will (A) decrease the Mortgage Rate on the Performing Loan, (B) defer or forgive the payment of principal or interest (except with respect to liquidation of such Performing Loan) or (C) extend the final maturity date of such Performing Loan, provided, however, that no such modification shall be permitted to the extent that it would (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Notwithstanding anything to the contrary in this Agreement, the Special Servicer shall not waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty; provided, that the foregoing shall not (i) apply to any Severely Delinquent Loan or (ii) prohibit the Special Servicer from entering into any agreement for modification, waiver, forbearance, amendment or discounted payoff of a Mortgage Loan in accordance with this Agreement that does not have the effect of waiving any prepayment premium or penalty or modifying any provision requiring payment thereof.

          Notwithstanding the foregoing, in the event of any conflict between the provisions of this Section 3.10 and the provisions of Section 3.11, the provisions of Section 3.11 shall control."

20. Section 3.10(e) is hereby deleted in its entirety and replaced with the following:

          "(e) At any time, the Directing Holder may request that the Special Servicer take a particular action with respect to a particular Mortgage Loan, including without limitation foreclosure, waivers or modifications. Any such request shall be in writing, a copy of which shall be delivered to the Master Servicer. If the Special Servicer determines that such requested action is consistent with Accepted Servicing Practices, then the Special Servicer shall comply with such request. Within two Business Days of receipt of such a request, the Special Servicer shall notify the Directing Holder whether the Special Servicer intends to comply with such request. If the Special Servicer does not comply with such request (or fails to notify the Directing Holder of its decision within the two Business Day period), then the Directing Holder may, at its sole option and upon written notice to the Special Servicer and the Master Servicer, purchase the related Mortgage Loan from the Trust Fund at the Purchase Price (as defined in the Trust Agreement). In addition, the Directing Holder may purchase any Severely Delinquent Mortgage Loan upon written notice to the Master Servicer and the Special Servicer within three Business Days of the day on which such Mortgage Loan becomes a Severely Delinquent Loan.

          The Special Servicer shall have the right to purchase any Severely Delinquent Loan at the Purchase Price (as defined in the Trust Agreement). The Special Servicer shall send a written notice (the "Initial Notice") to the Directing Holder advising the Directing Holder that the Special Servicer intends to purchase a Severely Delinquent Loan. The Directing Holder shall have the option to (i) direct the Special Servicer not to purchase any such Severely Delinquent Loan but to proceed with a particular default resolution strategy consistent with Accepted Servicing Practices, (ii) direct the Special Servicer to proceed with the purchase of such loan on the terms proposed by the Special Servicer, or
     (iii) indicate that the Directing Holder intends to purchase such Severely Delinquent Loan, in which case such Directing Holder shall have the sole right and option to purchase the Severely Delinquent Loan at the Purchase Price; provided, however, that if the Directing Holder fails or refuses to deliver a written notice of its election to the Special Servicer within two Business Days after the Special Servicer has sent to the Directing Holder the Initial Notice, then the Directing Holder shall be deemed to have consented to the Special Servicer purchasing the Severely Delinquent Loan for its own account."

21.  The following Section 3.11 is hereby added immediately following Section
     3.10:

     "Section 3.11 REMIC Provisions.

          (a) Unless the Mortgagor is in default with respect to the related Mortgage Loan or such default is, in the judgment of the Special Servicer, reasonably foreseeable, the Special Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), change the final maturity date on such Mortgage Loan, or permit any alteration, substitution or release of any collateral for such Mortgage Loan.

          (b) The Special Servicer shall dispose of any REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) the Owner shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Special Servicer's expense) or the Special Servicer shall have applied for, not later than 61 days prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Special Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Special Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement between the Special Servicer and the Owner shall be entered into with respect to such purchase money mortgage.

          Notwithstanding any other provision of this Agreement, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Special Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes."

22. The first paragraph of Section 4.01 is hereby deleted and replaced with the following:

          "On each Remittance Date the Special Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus
     (b) all amounts, if any, which the Special Servicer is obligated to advance pursuant to Section 7.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 7.03, and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts."

23. Section 4.02 is hereby amended by deleting the words "Remittance Date" in the first line of such Section, and substituting the following: "tenth day of each month, or if such tenth day is not a Business Day, the immediately preceding Business Day"

24.  The following Section 7.03 is hereby added immediately following Section
     7.02:

     "Section 7.03  Monthly Advances and Compensating Interest.

          (a) Notwithstanding anything to the contrary herein, the Special Servicer shall make Monthly Advances (other than Balloon Payments as defined in the Trust Agreement) on each Remittance Date through the Remittance Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and condemnation proceeds) with respect to the related Mortgage Loans, unless such advances would constitute Nonrecoverable Advances.

          (b) Notwithstanding anything to the contrary herein, with respect to each Principal Prepayment of a Mortgage Loan the Special Servicer shall deposit in the Custodial Account on a daily basis and retain therein the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Special Servicer's own funds, without reimbursement therefor, up to a maximum amount per month equal to the aggregate of the Base Servicing Fees otherwise payable to the Special Servicer with respect to such month.

25.  Section 9.02 is hereby deleted in its entirety.

26.  The following paragraph is added at the end of Section 10.01:

          "Neither the Master Servicer nor any successor special servicer (including the Owner and the Master Servicer) shall be liable for any acts or omissions of the Special Servicer or any predecessor servicer. In particular, neither the Master Servicer nor any successor special servicer (including the Owner and the Master Servicer) shall be liable for any servicing errors or interruptions resulting from any failure of the Special Servicer to maintain computer and other information systems that are year-2000 compliant."

27. All references in the Servicing Agreement or in any schedules or exhibits thereto, including, without limitation, Exhibit I, to the "Decision Matrix" are hereby deleted in their entirety.

28.  The following definition is hereby added:

          "Prepayment Period: With respect to the first Remittance Date, the period beginning on the Cut-off Date and ending on May 1, 1999. With respect to each subsequent Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs."

29. The definitions of "Extended Special Servicing Fee," "Incentive Fee," "Loss Severity Percentage" and "Special Servicing Fee" are hereby deleted in their entirety.

30. Section 5.01 is hereby deleted in its entirety and replaced with the following:

          "Section 5.01 Servicing Compensation. As consideration for servicing the Transferred Mortgage Loans subject to this Agreement, the Special Servicer shall be entitled to receive such compensation as is specified in a special servicing compensation agreement dated the Closing Date between Lehman Capital and the Special Servicer."














                                 May 21, 1999


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

     Re: Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1, (File No. 333-68513)

Dear Sirs:

     Filed herewith on behalf of the trust fund (the "Trust") created pursuant to a Trust Agreement dated as of April 1, 1999 (the "Agreement") among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").

     The Trust consists primarily of three pools of adjustable and fixed rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans and certain other assets and has issued certificates representing ten classes of beneficial ownership interests therein. Eight of such classes of certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (File No. 333-68513). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Trust intends to fulfill these filing requirements in a manner substantially in accordance with the procedures outlined in numerous no-action letters already issued by the Staff with respect to similar trusts (see, for example, Nissan Motor Acceptance Corp. (August 29, 1986), Security Pacific National Bank (July 1, 1987) and World Omni Lease Securitization L.P. (December 22, 1994)), for the same reasons as discussed in such letters. In particular:

     1. The Trust is filing, concurrently with the filing of this notification letter and within 15 days of the Trust's formation, a Current Report on Form 8-K containing among other things, a copy of the Agreement.

     2. The Trust will file promptly after each Distribution Date (as defined in the Agreement) a Current Report on Form 8-K including as an exhibit thereto the applicable servicing report. Each such Current Report will disclose under
Item 5 any matter occurring during the relevant reporting period which would be reportable under Items 1, 2, 4 or 5 of Part II of Form 10-Q.

     3. The Trust will file a Current Report on Form 8-K within 15 days after the occurrence of any event described under Items 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     4. Within 90 days after the end of each fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3 and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the servicing reports aggregated for such year and a copy of the independent accountants' annual compliance statement required to be furnished by the servicer, in the manner described in the applicable no-action letters.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     We have been advised by counsel that they have been advised by representatives of the Office of the Chief Counsel of the Division of Corporation Finance that following the above procedures would be acceptable notwithstanding the absence of a no-action letter specifically relating to the Trust. We assume that the Staff will promptly inform us if our understanding is incorrect or if its position in this area has changed. Please direct any questions or comments concerning the foregoing to the undersigned at (212) 526-7000.

                                     Very truly yours,



                                     STRUCTURED ASSET SECURITIES CORPORATION



                                     /s/ Stanley Labanowski
                                     --------------------------------------
                                     Name:   Stanley Labanowski
                                     Title:  Vice President